EXHIBIT 6(i)

                COPY OF ARTICLES OF INCORPORATION OF THE COMPANY

[CENTERED ON PAGE] STATE OF [ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] LOUISIANA




                              James H. "Jim" Brown
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Amendment of Article V of the Restated Articles of Incorporation dated December 8, 1982 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office. Given under my signature, authenticated with the impress of my Seal of office at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ Jim Brown
-------------------------
James H. "Jim" Brown
Commissioner of Insurance


[CENTERED ON PAGE] STATE OF [ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] LOUISIANA



                               SHERMAN A. BERNARD
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT





a  certified  copy of  AMENDMENT  TO  ARTICLE  VI OF THE  RESTATED  ARTICLES  OF
INCORPORATION of the UNITED COMPANIES LIFE INSURANCE COMPANY, an insurance company organized under the laws of the State of Louisiana, domiciled at Baton Rouge, Louisiana, Parish of East Baton Rouge, being by act before LEE C. KANTROW, Notary in and for Parish of East Baton Rouge, State of Louisiana, on the 7th day of December, 1982, and recorded in Original Book of the Charters of the Parish of East Baton Rouge, on the 7th day of December, 1982, was filed in this office at 9:00 A.M. on the 8th day of December, 1982.

Given under my signature, authenticated with the impress of my Seal of office at the City of Baton Rouge, this 8th day of December, A.D. 1982.


-------------------------
Commissioner of Insurance



[Centered on page] STATE OF [to the right of State logo- pelican with wings out-spread encircling three baby pelicans in nest under her beak. Across front of nest on a banner are the words: UNION JUSTICE AND CONFIDENCE][to the left of logo, the word] LOUISIANA



                               SHERMAN A. BERNARD
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT





THE CAPITAL STOCK OF THE UNITED COMPANIES LIFE INSURANCE COMPANY, BATON ROUGE, LOUISIANA, WAS INCREASED FROM $3,401,056.00 TO $8,401,056.00 IN ACCORDANCE WITH CHARTER AMENDMENT FILED AND RECORDED IN THIS OFFICE THIS 8TH DAY OF DECEMBER, 1982.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 8th day of December, A.D. 1982.



-------------------------
Commissioner of Insurance




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                               SHERMAN A. BERNARD
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT



THE  ATTACHED  IS  A  TRUE  AND  CORRECT  COPY  OF  THE  RESTATED   ARTICLES  OF
INCORPORATION AND ALL AMENDMENTS THERETO OF UNITED COMPANIES LIFE INSURANCE COMPANY, BATON ROUGE, LOUISIANA, ON FILE IN THIS OFFICE.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 17th day of July, A.D. 1984.



-------------------------
Commissioner of Insurance




                     AMENDMENT TO ARTICLE VI OF THE RESTATED
                          ARTICLES OF INCORPORATION OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

               BEFORE ME, the undersigned Notary Public in and for the Parish of East Baton Rouge, State of Louisiana, duly commissioned and qualified and in the presence of the undersigned competent witnesses, personally came and appeared:

     LLOYD F. COLLETTE Chairman of the Board of Directors and acting for UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, with its registered office in the Parish of East Baton Rouge, Louisiana; who declare that:

               Pursuant to a resolution of the shareholders of the corporation adopted at a special meeting of the shareholders duly called and held on the 7th day of December, 1982, at the office of the corporation at Baton Rouge, Louisiana, for the purpose of adopting the within described amendment to Article VI of the corporation's Restated Articles of Incorporation, a certified copy of an extract from the minutes of which meeting is attached hereto, the said Lloyd
F. Collette now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by the unanimous vote of all of the shareholders of the corporation.

               Appearer further declared that notice for the calling of the special meeting for the purpose of adopting this amendment to Article VI of the Restated Articles of Incorporation and all formalities in connection with the holding of this meeting were waived in writing by all of the shareholders of this corporation, that all of the shareholders of this corporation were present at said meeting, and that by the unanimous vote of said shareholders, it was resolved that Article VI of the Restated Articles of Incorporation of UNITED COMPANIES LIFE INSURANCE COMPANY be amended so as to read as follows:

                                   "ARTICLE VI

     The capital stock of this  corporation  is hereby fixed at the sum of Eight
     Million, Four Hundred an d One Thousand, Fifty-six and no/100 ($8,401,056.00) Dollars, with a paid-in surplus of not less than Two Hundred Thousand and no/100 ($200,000.00) Dollars, divided into and represented by Four Million, Two Hundred Thousand, Five Hundred Twenty-Eight (4,200,528) shares of stock having a par value of Two ($2.00) Dollars per share. The stock in this corporation shall be paid in cash."

               THUS DONE, READ AND SIGNED in my presence and in the presence of the undersigned competent witnesses at Baton Rouge, Parish of East Baton Rouge, State of Louisiana, this 7th day of December, 1982.

WITNESSES:                              UNITED COMPANIES LIFE INSURANCE COMPANY

signature illegible                     /s/ LLOYD F. COLLETTE
-------------------                     ----------------------------------------
                                            Lloyd F. Collette,
                                            Chairman of the Board
signature illegible
-----------------------------
                                         /s/LEE C. KANTROW
                                        ----------------------------------------
                                            Lee C. Kantrow, Notary Public



                   [stamp across bottom of the previous page]

APPROVED FOR RECORDATION
Date: December 7, 1982


/s/ illegible signature
-------------------------
Commissioner of Insurance



              EXTRACT FROM THE MINUTES OF THE SPECIAL SHAREHOLDERS
               MEETING OF UNITED COMPANIES LIFE INSURANCE COMPANY
                            HELD ON DECEMBER 7, 1982


               The following resolutions were duly offered, seconded and unanimously adopted by the unanimous vote of the holders of all of the outstanding shares of this corporation, which shares presently total 1,700,528, all of which holders were present at the meeting.

               BE IT RESOLVED,

               That Article VI of the Restated Articles of Incorporation of United Companies Life Insurance Company be amended so as to read as follows:

                                   "ARTICLE VI

     The capital stock of this  corporation  is hereby fixed at the sum of Eight
     Million, Four Hundred an d One Thousand, Fifty-six and no/100 ($8,401,056.00) Dollars, with a paid-in surplus of not less than Two Hundred Thousand and no/100 ($200,000.00) Dollars, divided into and represented by Four Million, Two Hundred Thousand, Five Hundred Twenty-Eight (4,200,528) shares of stock having a par value of Two ($2.00) Dollars per share. The stock in this corporation shall be paid in cash."

               BE IT FURTHER RESOLVED,

               That Lloyd F. Collette, Chairman of the Board, be and he is hereby, fully authorized and empowered for and on behalf of this corporation to execute a notarial act of amendment to Article VI of the Restated Articles of Incorporation, as set forth hereinabove and to take such actions and to execute or to have executed all such other instruments and documents that he may deem to be necessary, required or expedient, in order to implement and accomplish such amendment to Article VI of the Restated Articles of Incorporation, hereby ratifying and confirming all that said Chairman of the Board has done or may do in the premises.

                  [recordation stamp in the right hand margin]


ORIG 971 BDLE 9537
1982 DEC -7-PM 1:30


/S/ Mindy Crawford
------------------



                                  CERTIFICATE

              I hereby certify that this is a true and correct copy of an extract from the minutes of a special meeting of the shareholders of United Companies Life Insurance Company, duly called and held in the office of that corporation in Baton Rouge, Louisiana, on the 7th day of December, 1982, for the purpose of adopting an Amendment to Article VI of the Restated Articles of Incorporation; that notice for the calling of the special meeting and all formalities in connection with the holding of the this meeting were waived in writing by all of the shareholders of this corporation and that all of the shareholders were present at such meeting and voted unanimously in favor of said resolutions.

               I further certify that Lloyd F. Collette is the duly elected Chairman of the Board and Chief Executive Officer of this corporation.

               Baton Rouge, Louisiana, this 7th day of December, 1982.

/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Amendment to Articles I, III, IV, VII, & VIII of the Restated Articles of Incorporation dated November 12, 1982 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                               SHERMAN A. BERNARD
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT

a certified copy of AMENDMENT TO ARTICLES I, III, IV, VII & VIII OF THE RESTATED ARTICLES OF INCORPORATION of the UNITED COMPANIES LIFE INSURANCE COMPANY an insurance company organized under the laws of the State of Louisiana, domiciled at BATON ROUGE, Louisiana, Parish of EAST BATON ROUGE, being by act before SUSAN
H. LAPINSKI, Notary in and for Parish of EAST BATON ROUGE, State of Louisiana, on the 18th day of OCTOBER, 1982, and recorded in Original Book of the CHARTERS of the Parish of EAST BATON ROUGE, on the 5th day of NOVEMBER, 1982, was filed in this office at 3:29 P.M. on the 12th day of NOVEMBER, 1982.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 12th day of November, A.D. 1982.



Unsigned
-------------------------
COMMISSIONER OF INSURANCE





STATE OF LOUISIANA


(504) 342-5349
COMMISSIONER OF INSURANCE
P. O. BOX 44214
Baton Rouge 70804
Sherman A. Bernard
Commissioner                                                   November 12, 1982


Mr. Roland C. Kizer, Jr.
Kizer & Kizer
Law Offices
Suite 801, Fidelity National Bank Bldg.
Baton Rouge, Louisiana 70802-5581

Dear Mr. Kizer:

               I am enclosing a Certificate of Recordation of Amendment to Articles I, III, IV, VII & VIII of the Restated Articles of Incorporation of the United Companies Life Insurance Company, Baton Rouge, Louisiana. Your cancelled check #6606 in the amount of $10.00 in payment of the above will serve as your receipt.

               By copy of this letter, I am forwarding a certified copy of the document to the Secretary of State for his files.


                                                     Sincerely,

                                                     Unsigned

                                                     SHERMAN A. BERNARD
                                                     COMMISSIONER OF INSURANCE

SAB/cs/03
Enclosure
cc:            Hon. James H. Brown
               Secretary of State
               Baton Rouge, Louisiana


Roland C. Kizer, Jr., Ltd.
(A Law Corporation)             Law Offices of               Roland C. Kizer
Ralph E. Hood                                                Allen R. Boudreaux
Craig L. Kaster                                              Of Counsel
                                KIZER & KIZER
                       Suite 801, Fidelity National Bank Bldg.
                           Baton Rouge, LA 70802-5581
                             Telephone (504) 387-3121

                                                 November 11, 1982


Mr. John B. Fontenot
Office of General Counsel
Commissioner of Insurance
Post Office Box 44214
Baton Rouge, Louisiana 70804

Re:   Articles of United Companies
      Our File #2205.143

Dear Mr. Fontenot:

               Enclosed herewith are two (2) certified copies of the amended Articles of Incorporation for United Companies and a check for $10.00 to cover the recording fees.

                                            Yours very truly,

                                            KIZER AND KIZER

                                            BY: /s/ ROLAND C. KIZER, JR./meh
                                            -----------------------------------
                                                  Roland C. Kizer, Jr.

RCKJR/meh
Enclosure


                    AMENDMENT TO ARTICLE III OF THE RESTATED
                          ARTICLES OF INCORPORATION OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

               BEFORE ME, the undersigned Notary Public in and for the Parish of East Baton Rouge, State of Louisiana, duly commissioned and qualified and in the presence of the undersigned competent witnesses, personally came and appeared:

     LLOYD F. COLLETTE Chairman of the Board of Directors and acting for UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, with its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

               Pursuant to a resolution of the shareholders of the corporation adopted at a special meeting of the shareholders duly called and held on the 23rd of May, 1978, at the office of the corporation at Baton Rouge, Louisiana, for that purpose, a certified copy of an extract from the minutes of which meeting is attached hereto, the said Lloyd F. Collette now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by the unanimous vote of all of the shareholders of the corporation.

               Appearer further declared that notice for the calling of the special meeting for the purpose of adopting this amendment to Article III of the Restated Articles of Incorporation and all formalities in connection with the holding of this meeting were waived in writing by all of the stockholders of this corporation, that all of the stockholders of this corporation were present at said meeting, and that by the unanimous vote of said stockholders, it was resolved that Article III of the Restated Articles of Incorporation of UNITED COMPANIES LIFE INSURANCE COMPANY be amended so as to read as follows:

                                  "ARTICLE III

     The duration of the corporation is perpetual."


               THUS DONE, READ AND SIGNED in my presence and in the presence of the undersigned competent witnesses at Baton Rouge, Parish of East Baton Rouge, State of Louisiana, this 23rd day of May, 1978.



WITNESSES:                               UNITED COMPANIES LIFE INSURANCE COMPANY

signature illegible                      By: /s/ LLOYD F. COLLETTE
-------------------                      ---------------------------------------
                                                 Lloyd F. Collette
                                                 Chairman of the Board
signature illegible
-------------------
                                             /s/ LEE C. KANTROW
                                         ---------------------------------------
                                                 Lee C. Kantrow, Notary Public


              EXTRACT FROM THE MINUTES OF THE SPECIAL STOCKHOLDERS
               MEETING OF UNITED COMPANIES LIFE INSURANCE COMPANY
                              HELD ON MAY 23, 1978


               The following resolutions were duly offered, seconded and unanimously adopted by the unanimous vote of the holders of all of the outstanding stock of this corporation, totaling 1,700,528 shares, were present at the meeting.

               BE IT RESOLVED, that Article III of the Restated Articles of Incorporation of United Companies Life Insurance Company be amended so as to read as follows:

                                  "ARTICLE III

     The duration of the corporation is perpetual."


               BE IT FURTHER RESOLVED, that Lloyd F. Collette, Chairman of the Board, be, and he is hereby, fully authorized and empowered for and on behalf of this corporation to execute a notarial act of amendment to Article VIII of the Restated Articles of Incorporation, as set forth hereinabove and to take such actions and to execute or to have executed all such other instruments and documents that he may deem to be necessary, required or expedient, in order to implement and accomplish such amendment to Article III of the Restated Articles of Incorporation, hereby ratifying and confirming all that said Chairman of the Board has done or may do in the premises.

                                   CERTIFICATE

               I hereby certify that this is a true and correct copy of an extract from the minutes of a special meeting of the stockholders of United Companies Life Insurance Company, duly called and held in the office of that corporation in Baton Rouge, Louisiana, on the 23rd day of May, 1978, for the purpose of adopting an Amendment to Article III of the Restated Articles of Incorporation; that notice for the calling of the special meeting and all formalities in connection with the holding of the this meeting were waived in writing by all of the stockholders of this corporation and that all of the stockholders were present at such meeting and voted unanimously in favor of said resolutions.

               I further certify that Lloyd F. Collette is the duly elected Chairman of the Board and Chief Executive Officer of this corporation.

               Baton Rouge, Louisiana, this 23rd day of May, 1978.


/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA



                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Amendment to the Restated Articles of Incorporation dated May 31, 1978 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               SHERMAN A. BERNARD
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


THE ATTACHED IS A TRUE AND CORRECT COPY OF AN AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION OF UNITED COMPANIES LIFE INSURANCE COMPANY, BATON ROUGE, LOUISIANA, FILED AND RECORDED IN THIS OFFICE ON THE 31ST DAY OF MAY, 1978.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 31st day of May, A.D. 1994.



Unsigned
-------------------------
COMMISSIONER OF INSURANCE


STATE OF LOUISIANA


COMMISSIONER OF INSURANCE
Baton Rouge 70804
Sherman A. Bernard 504/389-5671
Commissioner
P. O. Box 44214
Capitol Station

                                                                    May 31, 1978

Mr. Lee C. Kantrow
Kantrow, Spaht, Weaver & Walter
P. O. Box 2997
Baton Rouge, Louisiana 70821

Dear Mr. Kantrow:

               I am enclosing Certificate of Recordation of an Amendment to the Restated Articles of Incorporation of the United Companies Life Insurance Company together with fifty certified copies of the document. Receipt in the amount of $54.00 will be forwarded under separate cover.

               By copy of this letter, I am forwarding a certified copy of the document to the Secretary of State for his files.


                                                     Sincerely,

                                                     Unsigned

                                                     SHERMAN A. BERNARD
                                                     COMMISSIONER OF INSURANCE

SAB/ml
encl.
cc:            Hon. Paul J. Hardy
               Secretary of State
               Baton Rouge, Louisiana





                          KANTROW, SPAHT, WEAVER & WALTER
Byron R. Kantrow                 Attorneys at Law
Carlos G.  Spaht              Union Federal Building
Geraldine B. Weaver            Post Office Box 2997             AREA CODE 504
Gerald L. Walter, Jr.          Baton Rouge, LA 70821         Telephone: 383-4703
Sidney M. Blitzer, Jr.
Paul H. Spaht
Lee C. Kantrow
John C. Miller
Vincent P. Fornias


                                                   May 26, 1978



Honorable Sherman A. Bernard
Louisiana Insurance Commission
950 North Fifth
Baton Rouge, Louisiana 70801

Attention:     Mr. Richard E. Britson

Dear Mr. Britson:

               The Amendment to Article III of the Restated Articles of Incorporation which was approved by you on May 23, 1978, was recorded on May 25, 1978 in the office of the Clerk and Recorder for East Baton Rouge Parish, Louisiana, as Original 405, Bundle 9262. Two duplicate originals of the Act of Amendment duly certified by the Clerk of Court are enclosed herewith for filing and recordation in your office and that of the Secretary of State. In addition, we enclose 50 photocopies. Please issue your certificate of amendment and certify the enclosed copies for us. Our check for $54.00 is enclosed to cover your charges. If additional funds are required, they will be promptly paid by this office.

               We thank you for your assistance and send our warm regards.

                                            Sincerely,

                                            KANTROW, SPAHT, WEAVER & WALTER

                                            By: /s/ LEE C. KANTROW/sbb
                                                     Lee C. Kantrow

LCK/sbb
Enclosures


       [stamped across top of the page, centered] APPROVED FOR RECORDATION

Date: November 1, 1982



/s/ illegible name & reference initials
---------------------------------------
Commissioner of Insurance

               AMENDMENT TO ARTICLES I, III, IV, VII & VIII OF THE
                      RESTATED ARTICLES OF INCORPORATION OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY


STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

               BEFORE ME, the undersigned Notary Public within and for the Parish of East Baton Rouge, State of Louisiana, duly commissioned and qualified and in the presence of the undersigned competent witnesses, personally came and appeared:

               LLOYD F. COLLETTE, Chairman of the Board of Directors and acting for United Companies Life Insurance Company, a corporation organized under the laws of and doing business in the State of Louisiana, Parish of East Baton Rouge, Louisiana; who declare that:

               Pursuant to a resolution of the stockholders of the corporation adopted at a special meeting of the stockholders held at 10:00 o'clock a.m. on the 18th day of October, 1982, duly called for at the office of the corporation at Baton Rouge, Louisiana, a certified copy of an extract from the minutes of which meeting is attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by the favorable vote of more than 2/3 of the stockholders of the corporation.

               Appearer further declared that by favorable vote of more than 2/3 of all the stockholders of the corporation who were present in person or represented by proxy, at the special meeting held on the above date, it was resolved that Articles VI of the I, III, IV, VII and VIII of the Restated Articles of Incorporation of United Companies Life Insurance Company be amended so as to read as follows:

                                   "ARTICLE I
     The name of this insurance company is United Companies Life Insurance Company, and its domicile shall be the Parish of East Baton Rouge, State of Louisiana.
                                   ARTICLE III

     This corporation shall exist in perpetuity or otherwise for the maximum period permitted by law.


                          KANTROW, SPAHT, WEAVER & WALTER
Byron R. Kantrow                 Attorneys at Law
Carlos G.  Spaht               Union Federal Building
Geraldine B. Weaver              Post Office Box 2997            AREA CODE 504
Gerald L. Walter, Jr.            Baton Rouge, LA 70821       Telephone: 383-4703
Sidney M. Blitzer, Jr.
Paul H. Spaht
Lee C. Kantrow
John C. Miller
Vincent P. Fornias


                                                   May 23, 1978



Honorable Sherman A. Bernard
Louisiana Insurance Commission
950 North Fifth
Baton Rouge, Louisiana 70801

Attention:     Mr. Richard E. Britson

Dear Mr. Britson:

               We enclose herewith the original and four copies of an amendment to the Restated Articles of Incorporation of United Companies Life Insurance Company. We will appreciate it if you will review it, and if found to be in order, stamp your approval on the original and each copy, and return them to us. We will then have the original recorded in the office of the Clerk and Recorder of this parish and deliver two certified copies from that office to you.

               Your cooperation and assistance is appreciated by us as well as by our client.

                                            Sincerely,

                                            KANTROW, SPAHT, WEAVER & WALTER

                                            By: /s/ LEE C. KANTROW/sbb
                                                     Lee C. Kantrow

LCK/sbb
Enclosures



                                   ARTICLE IV

     The location and post office address of the registered office shall be determined and set at the convenience and direction of the Board of Directors which is presently located at 4041 Essen Lane, Baton Rouge, Louisiana, 70809 and P. O. Box 1591, Baton Rouge, Louisiana, 70821.

                                   ARTICLE VII

(a) All the corporate powers of this corporation shall be vested in and exercised by a Board of Directors, to be composed of not less than five (5), and no more than twenty-one (21) stockholders, as may be determined by the Board of Directors from time to time by resolution; and each Director shall hold office for one (1) year, or until his successor is duly elected and qualified.

(b) A majority in number of the Directors shall constitute a quorum, and the majority of those in attendance may transact the business. Now or hereinafter as provided by law, a Director may vote in person or by proxy.

(c) The general annual meeting of the stockholders of the corporation, at which the election of the Directors shall take place, shall be held at the registered office of the corporation, unless otherwise specified by the By-laws, and shall be held on the date and time set forth in the By-Laws; or on the first business day thereafter, when such day is set in the By-Laws as a legal holiday.

(d) All such elections shall be held by ballot under such regulations as may be established by the Board of Directors and shall be conducted at the offices of the corporation, or as otherwise specified in the By-Laws.

(e) Notice of such elections shall be given by the secretary of this corporation, by written notice delivered to each stockholder, by depositing same in the Post Office, addressed to each stockholder at his last known post office address, at least ten (10) days before each such meeting.

(f) At all such elections and at all corporate meetings, each stockholder shall be entitled to one (1) vote in person or by written proxy for each share of stock that stands in his name on the books of the company, not in excess of limitations provided by law.

(g) Any vacancy occurring among Directors by death, resignation or otherwise shall be filled by election for the remainder of the term by a majority vote of the then remaining Directors. The Board of Directors may, by a majority vote, remove any Director then serving, either with or without cause.

(h) Failure to elect Directors on the date above specified shall neither dissolve the corporation or impair its corporate management, but the Directors then in office shall remain in office until their successors are elected and qualified.

(i) The Board of Directors shall elect from their number a Chairman of the Board of Directors, a president, one or more vice-presidents, as determined by the Board, a secretary, and a treasurer. However, the offices of secretary and treasurer may be combined and may be held by one individual, either or both of whom may or may not be a member of the Board of Directors; and the Board shall have the power and authority to determine the seniority of the vice-presidents. The Board of Directors is further authorized and empowered to elect any number of nonresident vice-presidents who may or may not be members of the Board or stockholders of the company.

(j) The Board shall also name as many assistant secretaries and assistant treasurers as it may deem necessary and proper for the management of the affairs of the corporation. The offices of assistant secretary and assistant treasurer may be combined and may be held by one individual. The Board may name, from time to time, all such other officers, agents, attorneys and committees as it may deem necessary for the purpose and business of the corporation, and it shall have power to fix and define the duties of every officer and employee, and all officers and employees shall hold office and employment at the pleasure of the Board.

(k) The Board of Directors may make and establish, as well as alter and amend, any and all bylaws, rules and regulations necessary and proper in its judgment for conduct, support and management of the business and affairs of the corporation, or fixing or increasing their own compensation.

                                  ARTICLE VIII

               Vacancies on the board of Directors shall be filled by the remainder of the Board.

               The Board of Directors shall have regular meetings and may have special meetings, and all meetings are to be held and called as provided for in the bylaws.

               THUS DONE AND PASSED, in my office in Baton Rouge, Louisiana, on this 18th day of October, 1982, in the presence of the undersigned competent witnesses and me, who have hereunto subscribed their names after due reading of the whole.

WITNESSES:

/s/ MARLENE JOFFRION               /s/ LLOYD F. COLLETTE
--------------------               ------------------------------------------
                                   Lloyd F. Collette, Chairman of  the Board,
                                   United Companies Life Insurance Company
/s/ ROBERTA DeROSSETT
---------------------


                                    /s/ SUSAN H. LAPINSKI
                                    ------------------------------------------
                                    Notary Public





     [illegible recording information stamped across top of page, centered]

ORIG 506 BDL 9532
1982 NOV -5 PM 4:19



/s/ Charlotte A. Keating
-------------------------





                                    AFFIDAVIT

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

     BEFORE ME, Notary, personally came and appeared UNITED COMPANIES FINANCIAL CORPORATION, herein represented by Lloyd F. Collette, its duly authorized agent and employee, who after by me first being duly sworn, deposed and stated that:

               On behalf of United Companies Financial Corporation, the sole stockholder of United Companies Life Insurance Company, Appearer hereby waives notice as required by the Articles of Incorporation or the bylaws of United Companies Financial Corporation, for the purposes of a meeting called to amend the Restated Articles of Incorporation of United Companies Life Insurance Company, held on the 18 day of October, 1982, at Baton Rouge, Louisiana, at 10:00 o'clock a.m. at the offices of United Companies Life Insurance Company.

               Baton Rouge, Louisiana, this 18 day of October, 1982.




UNITED COMPANIES FINANCIAL CORPORATION

By: /s/ LLOYD F. COLLETTE
--------------------------------------
Lloyd F. Collette


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Amendment to Article VI of the Restated Articles of Incorporation dated November 22, 1976 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                               SHERMAN A. BERNARD
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT

a  certified  copy of  AMENDMENT  TO  ARTICLE  VI OF THE  RESTATED  ARTICLES  OF
INCORPORATION of the UNITED COMPANIES LIFE INSURANCE COMPANY an insurance company organized under the laws of the State of Louisiana, domiciled at BATON ROUGE, Louisiana, Parish of EAST BATON ROUGE, being by act before BYRON R. KANTROW, Notary in and for Parish of EAST BATON ROUGE, State of Louisiana, on the 19th day of NOVEMBER, 1976, and recorded in Original Book of the CHARTERS of the Parish of EAST BATON ROUGE, on the 19th day of NOVEMBER, 1976, was filed in this office at 2:10 P.M. on the 22nd day of NOVEMBER, 1976.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 22nd day of November, A.D. 1976.



Unsigned
-------------------------
COMMISSIONER OF INSURANCE



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA




                               SHERMAN A. BERNARD
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT





THE ATTACHED IS A TRUE AND CORRECT COPY OF AN AMENDMENT TO ARTICLE VI OF THE RESTATED ARTICLES OF INCORPORATION OF THE UNITED COMPANIES LIFE INSURANCE COMPANY, BATON ROUGE, LOUISIANA, AS FILED AND RECORDED IN THIS OFFICE ON THE 22ND DAY OF NOVEMBER, 1976.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 22nd day of November, A.D. 1976.



Unsigned
-------------------------
COMMISSIONER OF INSURANCE


                          KANTROW, SPAHT, WEAVER & WALTER
Byron R. Kantrow                 Attorneys at Law
Carlos G.  Spaht             Union Federal Building
Geraldine B. Weaver             Post Office Box 2997            AREA CODE 504
Gerald L. Walter, Jr.           Baton Rouge, LA 70821        Telephone: 383-4703
Sidney M. Blitzer, Jr.
Paul H. Spaht
Lee C. Kantrow
John C. Miller
Vincent P. Fornias


                                                 November 22, 1976




Honorable Sherman A. Bernard
Louisiana Insurance Commission
950 North Fifth
Baton Rouge, Louisiana 70801

Attention:     Mrs. Mary Robinson

Dear Mrs. Robinson:

               The Amendment to Article VI of the Restated Articles of Incorporation which was approved by you on November 19, 1976, was recorded on the same date in the office of the Clerk and Recorder for East Baton Rouge Parish, Louisiana, as Original 515, Bundle 9171. Two duplicate originals of the Act of Amendment duly certified by the Clerk of Court are enclosed herewith for filing and recordation in your office and that of the Secretary of State. In addition, we enclose 27 photocopies. Please issue your certificate of amendment and certify the enclosed copies for us. Our check for $75.00 is enclosed to cover your charges. If additional funds are required, they will be promptly paid by this office.

               We thank you for your assistance and send our warm regards.

                                            Sincerely,

                                            KANTROW, SPAHT, WEAVER & WALTER

                                            By: /s/ BYRON R. KANTROW
                                                     Byron R. Kantrow

BRK/sbb
Enclosures

cc:            Mr. Harris Chustz
               United Companies Life Insurance Company



                        KANTROW, SPAHT, WEAVER & WALTER
Byron R. Kantrow               Attorneys at Law
Carlos G.  Spaht            Union Federal Building
Geraldine B. Weaver            Post Office Box 2997              AREA CODE 504
Gerald L. Walter, Jr.          Baton Rouge, LA 70821         Telephone: 383-4703
Sidney M. Blitzer, Jr.
Paul H. Spaht
Lee C. Kantrow
John C. Miller
Vincent P. Fornias
                                                 November 19, 1976



Honorable Sherman A. Bernard
Louisiana Insurance Commission
950 North Fifth
Baton Rouge, Louisiana 70801

Attention:     Mrs. Mary Robinson

Dear Mrs. Robinson:

               We enclosed herewith the original and four copies of an amendment to the Restated Articles of Incorporation of United Companies Life Insurance Company. We will appreciate it if you will review it, and if found to be in order, stamp your approval on them and return them to us. We will then have the original recorded in the office of the Clerk and Recorder of this parish and deliver two certified copies from that office to you.

               Your cooperation and assistance is appreciated by us as well as by our client.

                                            Cordially yours,

                                            KANTROW, SPAHT, WEAVER & WALTER

                                            By: /s/ BYRON R. KANTROW
                                                     Byron R. Kantrow

BRK/sbb
Enclosures




[no letterhead]


                                                 November 22, 1976



Mr. Byron R. Kantrow
Kantrow, Spaht, Weaver & Walter
P. O. Box 2997
Baton Rouge, Louisiana 70821

Dear Mr. Kantrow:

               I am enclosing Certificate of Recordation of an Amendment to the charter of United Companies Life Insurance Company together with 27 certified copies of the document. Receipt in the amount of $75.00 will be forwarded under separate cover.

               By copy of this letter, I am forwarding a certified copy of the document to the Secretary of State for his files.


                                                     Sincerely,

                                                     Unsigned

                                                     SHERMAN A. BERNARD
                                                     COMMISSIONER OF INSURANCE

SAB/ml
encl.
cc:            Hon. Paul J. Hardy
               Secretary of State
               Baton Rouge, Louisiana

*Receipt will be forwarded in the amount of $31.00 with refund check in the amount of $44.00.


                     AMENDMENT TO ARTICLE VI OF THE RESTATED
                          ARTICLES OF INCORPORATION OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

               BEFORE ME, the undersigned Notary Public in and for the Parish of East Baton Rouge, State of Louisiana, duly commissioned and qualified and in the presence of the undersigned competent witnesses, personally came and appeared:

     LLOYDF. COLLETTE Chairman of the Board of Directors and acting for UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, with its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

     Pursuant to a resolution of the stockholders of the corporation adopted at a special meeting of the shareholders duly called and held on the 19th of November, 1976, at the office of the corporation at Baton Rouge, Louisiana, for that purpose, a certified copy of an extract from the minutes of which meeting is attached hereto, the said Lloyd F. Collette now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by the unanimous vote of all of the stockholders of the corporation.

               Appearer further declared that notice for the calling of the special meeting for the purpose of adopting this amendment to Article VI of the Restated Articles of Incorporation and all formalities in connection with the holding of this meeting were waived in writing by all of the stockholders of this corporation, that all of the stockholders of this corporation were present at said meeting, and that by the unanimous vote of said stockholders, it was resolved that Article VI of the Restated Articles of Incorporation of UNITED COMPANIES LIFE INSURANCE COMPANY be amended so as to read as follows:

                                   "ARTICLE VI fixed at the sum

     The capital stock of this corporation is hereby fixed at the sum of Three Million, Four Hundred and One Thousand, Fifty-six and no/100 ($3,401,056.00) Dollars, with a paid-in surplus of not less than Two Hundred Thousand and no/100 ($200,000.00) Dollars, divided into and represented by One Million, Seven Hundred Thousand, Five Hundred, Twenty-eight (1,700,528) shares of stock having a par value of Two ($2.00) Dollars per share. The stock in this corporation shall be paid for in cash."


       [stamped under the description of the Article VI is the following:]

APPROVED FOR RECORDATION

Date: [handwritten] 11/19/76



By: /s/ MARY M. ROBINSON
------------------------

     THUS DONE, READ AND SIGNED in my presence and in the presence of the undersigned competent witnesses at Baton Rouge, Parish of East Baton Rouge, State of Louisiana, this 19th day of November, 1976.

WITNESSES:                               UNITED COMPANIES LIFE INSURANCE COMPANY


signature illegible                     By: /s/ LLOYD F. COLLETTE
------------------                      ---------------------------------------
                                        Lloyd F. Collette, Chairman of the Board
signature illegible
-------------------
                                        /s/ BYRON R. KANTROW
                                        --------------------------------------
                                        Byron R. Kantrow, Notary Public

              EXTRACT FROM THE MINUTES OF THE SPECIAL STOCKHOLDERS
               MEETING OF UNITED COMPANIES LIFE INSURANCE COMPANY
                            HELD ON NOVEMBER 19, 1976


               The following resolutions were duly offered, seconded and unanimously adopted by the unanimous vote of the holders of all of the outstanding stock of this corporation, totaling 1,700,528 shares, present at the meeting.

               BE IT RESOLVED,

               That Article VI of the Restated Articles of Incorporation of United Companies Life Insurance Company be amended so as to read as follows:

                                   "ARTICLE VI

          The capital stock of this corporation is hereby fixed at the sum of Three Million, Four Hundred and One Thousand, Fifty-six and no/100 ($3,401,056.00) Dollars, with a paid-in surplus of not less than Two Hundred Thousand and no/100 ($200,000.00) Dollars, divided into and represented by One Million, Seven Hundred Thousand, Five Hundred, Twenty-eight (1,700,528) shares of stock having a par value of Two ($2.00) Dollars per share. The stock in this corporation shall be paid for in cash."

               BE IT FURTHER RESOLVED,

               That Lloyd F. Collette, Chairman of the Board, be, and he is hereby, fully authorized and empowered for and on behalf of this corporation to execute a notarial act of amendment to Article VI of the Restated Articles of Incorporation, as set forth hereinabove and to take such actions and to execute or to have executed all such other instruments and documents that he may deem to be necessary, required or expedient, in order to implement and accomplish such amendment to Article VI of the Restated Articles of Incorporation, hereby ratifying and confirming all that said Chairman of the Board has done or may do in the premises.


                              C E R T I F I C A T E



               I hereby certify that this is a true and correct copy of an extract from the minutes of a special meeting of the stockholders of United Companies Life Insurance Company, duly called and held in the office of that corporation in Baton Rouge, Louisiana, on the 19th day of November, 1976, for the purpose of adopting an Amendment to Article VI of the Restated Articles of Incorporation; that notice for the calling of the special meeting and all formalities in connection with the holding of the this meeting were waived in writing by all of the stockholders of this corporation and that all of the stockholders were present at such meeting and voted unanimously in favor of said resolutions.

               I further certify that Lloyd F. Collette is the duly elected Chairman of the Board and Chief Executive Officer of this corporation.

               Baton Rouge, Louisiana, this 19th day of November, 1976.

/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary




                     AMENDMENT TO ARTICLE VI OF THE RESTATED
                          ARTICLES OF INCORPORATION OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

               BEFORE ME, the undersigned Notary Public in and for the Parish of East Baton Rouge, State of Louisiana, duly commissioned and qualified and in the presence of the undersigned competent witnesses, personally came and appeared:

     LLOYD F. COLLETTE Chairman of the Board of Directors and acting for UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, with its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

               Pursuant to a resolution of the stockholders of the corporation adopted at a special meeting of the shareholders duly called and held on the 19th of November, 1976, at the office of the corporation at Baton Rouge, Louisiana, for that purpose, a certified copy of an extract from the minutes of which meeting is attached hereto, the said Lloyd F. Collette now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by the unanimous vote of all of the stockholders of the corporation.

               Appearer further declared that notice for the calling of the special meeting for the purpose of adopting this amendment to Article VI of the Restated Articles of Incorporation and all formalities in connection with the holding of this meeting were waived in writing by all of the stockholders of this corporation, that all of the stockholders of this corporation were present at said meeting, and that by the unanimous vote of said stockholders, it was resolved that Article VI of the Restated Articles of Incorporation of UNITED COMPANIES LIFE INSURANCE COMPANY be amended so as to read as follows:

                                   "ARTICLE VI
          The capital stock of this corporation is hereby fixed at the sum of Three Million, Four Hundred and One Thousand, Fifty-six and no/100 ($3,401,056.00) Dollars, with a paid-in surplus of not less than Two Hundred Thousand and no/100 ($200,000.00) Dollars, divided into and represented by One Million, Seven Hundred Thousand, Five Hundred, Twenty-eight (1,700,528) shares of stock having a par value of Two ($2.00) Dollars per share. The stock in this corporation shall be paid for in cash."

       [stamped under the description of the Article VI is the following:]


APPROVED FOR RECORDATION
Date: [handwritten] 11/19/76



By: /s/ illegible signature
---------------------------


               THUS DONE, READ AND SIGNED in my presence and in the presence of the undersigned competent witnesses at Baton Rouge, Parish of East Baton Rouge, State of Louisiana, this 19th day of November, 1976.

WITNESSES                              UNITED COMPANIES LIFE INSURANCE COMPANY

signature illegible                    By:  /s/  LLOYD F. COLLETTE
-------------------                    -----------------------------------------
                                       Lloyd F. Collette,  Chairman of the Board

signature illegible
-------------------

                                        /s/ BYRON R. KANTROW
                                        ----------------------------------------
                                        Byron R. Kantrow, Notary Public




              EXTRACT FROM THE MINUTES OF THE SPECIAL STOCKHOLDERS
               MEETING OF UNITED COMPANIES LIFE INSURANCE COMPANY
                            HELD ON NOVEMBER 19, 1976


               The following resolutions were duly offered, seconded and unanimously adopted by the unanimous vote of the holders of all of the outstanding stock of this corporation, totaling 1,700,528 shares, present at the meeting.

               BE IT RESOLVED,

               That Article VI of the Restated Articles of Incorporation of United Companies Life Insurance Company be amended so as to read as follows:

                                   "ARTICLE VI

          The capital stock of this corporation is hereby fixed at the sum of Three Million, Four Hundred and One Thousand, Fifty-six and no/100 ($3,401,056.00) Dollars, with a paid-in surplus of not less than Two Hundred Thousand and no/100 ($200,000.00) Dollars, divided into and represented by One Million, Seven Hundred Thousand, Five Hundred, Twenty-eight (1,700,528) shares of stock having a par value of Two ($2.00) Dollars per share. The stock in this corporation shall be paid for in cash."

               BE IT FURTHER RESOLVED,

               That Lloyd F. Collette, Chairman of the Board, be, and he is hereby, fully authorized and empowered for and on behalf of this corporation to execute a notarial act of amendment to Article VI of the Restated Articles of Incorporation, as set forth hereinabove and to take such actions and to execute or to have executed all such other instruments and documents that he may deem to be necessary, required or expedient, in order to implement and accomplish such amendment to Article VI of the Restated Articles of Incorporation, hereby ratifying and confirming all that said Chairman of the Board has done or may do in the premises.


                              C E R T I F I C A T E


               I hereby certify that this is a true and correct copy of an extract from the minutes of a special meeting of the stockholders of United Companies Life Insurance Company, duly called and held in the office of that corporation in Baton Rouge, Louisiana, on the 19th day of November, 1976, for the purpose of adopting an Amendment to Article VI of the Restated Articles of Incorporation; that notice for the calling of the special meeting and all formalities in connection with the holding of the this meeting were waived in writing by all of the stockholders of this corporation and that all of the stockholders were present at such meeting and voted unanimously in favor of said resolutions.

               I further certify that Lloyd F. Collette is the duly elected Chairman of the Board and Chief Executive Officer of this corporation.

               Baton Rouge, Louisiana, this 19th day of November, 1976.


/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Amendment to Article VI of the Restated Articles of Incorporation dated September 30, 1970 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a  certified  copy of  AMENDMENT  TO  ARTICLE  VI OF THE  RESTATED  ARTICLES  OF
INCORPORATION of the UNITED COMPANIES LIFE INSURANCE COMPANY an insurance company organized under the laws of the State of Louisiana, domiciled at BATON ROUGE, Louisiana, Parish of EAST BATON ROUGE, being by act before BYRON R. KANTROW, Notary in and for Parish of EAST BATON ROUGE, State of Louisiana, on the 30 day of SEPTEMBER, 1970, and recorded in Original Book of the CHARTERS of the Parish of EAST BATON ROUGE, on the 30th day of SEPTEMBER, 1970, was filed in this office at 11:30 A.M. on the 30th day of SEPTEMBER, 1970.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 30th day of September, A.D. 1970.



/s/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE


BE IT FURTHER RESOLVED,

               That Lloyd F. Collette, Chairman of the Board, be, and he is hereby, fully authorized and empowered for and on behalf of this corporation to execute an amendment to Article VI of the Restated Articles of Incorporation to increase the authorized capital stock of this corporation by the number of shares required to pay a stock dividend of three (3%) per cent and to take such actions and to execute or to have executed all such other instruments and documents that he may deem to be necessary, required or expedient, in order to implement and carry out the object and purposes set forth in these resolutions, hereby ratifying and confirming all that said Chairman of the Board has done or may do in the premises.

                                   CERTIFICATE

               I hereby certify that this is a true and correct copy of an extract from the minutes of the regular annual meeting of the stockholders of United Companies Life Insurance Company, held in the office of that corporation in the Parish of East Baton Rouge, State of Louisiana, on the 18th day of May, 1970, that the adoption of this amendment was included in the call and notice of said meeting which was duly and properly held on said date and that more than two-thirds (2/3) of the stockholders were present at such meeting and voted unanimously in favor of said resolution.

               Baton Rouge, Louisiana, this 30th day of September, 1970.


/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary


                [lower right-hand side is a recordation stamp.]



STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE


I hereby certify this to be a true copy of an original instrument filed in this office at 9:13 o'clock a.m. on the 30th day of Sept. 1970 and duly recorded the same day in Charter Book of the records of this parish, being Original 52, Bundle 7402. Given under my hand and seal of office, this 30th day of Sept., 1970.



[Partial Signature illegible]


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


the capital stock of the UNITED COMPANIES LIFE INSURANCE COMPANY, domiciled at Baton Rouge, Louisiana, was increased from $3,340,436.00 tp $3,401,056.00 in accordance with charter amendment filed and recorded in this office on the 30th day of September, 1970.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 30th day of September, A.D. 1970.



/s/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE


                     AMENDMENT TO ARTICLE VI OF THE RESTATED
                          ARTICLES OF INCORPORATION OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

               BEFORE ME, the undersigned Notary Public in and for the Parish of East Baton Rouge, State of Louisiana, duly commissioned and qualified and in the presence of the undersigned competent witnesses, personally came and appeared:

     LLOYD F. COLLETTE Chairman of the Board of Directors and acting for UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, with its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:


               Pursuant to a resolution of the stockholders of the corporation adopted at the regular annual meeting of the shareholders duly called and held on the illegible of May, 1970, at the office of the corporation at Baton Rouge, Louisiana, for that and other purposes, a certified copy of an extract from the minutes of which meeting is attached hereto, the said Lloyd F. Collette now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by the favorable vote of more than two-thirds (2/3rds) of the stockholders of the corporation.

               Appearer further declared that the adoption of this amendment was included in the call and notice of said annual meeting and that by the favorable vote of more two-thirds (2/3rds) of the stockholders of this corporation, who were present or represented by proxy at the said annual meeting, held on the above date, it was resolved that Article VI of the Restated Articles of Incorporation of UNITED COMPANIES LIFE INSURANCE COMPANY be amended so as to read as follows:

                                   "ARTICLE VI

     The capital stock of this corporation is hereby fixed at the sum of Three Million, Four Hundred and One Thousand, Fifty-six and no/100 ($3,401,056.00) Dollars, with a paid-in surplus of not less than Six Million, Nine Hundred Fifty-five Thousand, Two Hundred Seventy-Nine and no/100 ($6,955,279.00) Dollars, divided into and represented by One
     Million, Seven Hundred Thousand, Five Hundred, Twenty-eight (1,700,528) shares of stock having a par value of Two ($2.00) Dollars per share. The stock in this corporation shall be paid for in cash."


[the following is hand written under the description of the Article VI is the following:]

APPROVED FOR RECORDATION
Date: 9/illegible/70



By: /s/ illegible signature
---------------------------


               THUS DONE, READ AND SIGNED in my presence and in the presence of the undersigned competent witnesses at Baton Rouge, Parish of East Baton Rouge, State of Louisiana, this 30th day of September, 1970.


WITNESSES:                               UNITED COMPANIES LIFE INSURANCE COMPANY

signature illegible                      By: /s/ LLOYD F. COLLETTE
-------------------                      ---------------------------------------
                                         Lloyd F. Collette
                                         Chairman of the Board
signature illegible
-------------------


                                         /s/ BYRON R. KANTROW
                                         ---------------------------------------
                                         Byron R. Kantrow, Notary Public




              EXTRACT FROM THE MINUTES OF THE REGULAR STOCKHOLDERS
               MEETING OF UNITED COMPANIES LIFE INSURANCE COMPANY
                              HELD ON MAY 18, 1970


               The following resolutions were duly offered by Alvin G. Mack, seconded by John Terrell Brown, and adopted by a unanimous vote of the 1,334,030 shares present or represented at the meeting.

               BE IT RESOLVED,

               This the recommendations of the Board of Directors of this corporation with reference to the payment of a three (3%) per cent stock dividend be, and the same are, hereby adopted and approved by the shareholders of this corporation, and accordingly:

               1. The shareholders hereby approve and authorize payment of a stock dividend of three (3%) per cent by this corporation on September 30, 1970, to the shareholders of record on September 1, 1970.

               2. The shareholders hereby approve and authorize the distribution to the shareholders of this corporation, as part of the stock dividend, the 9220 remaining shares, which the shareholders authorized to be issued at the special shareholders meeting on August 4, 1969, in connection with the company's public offering and exchange offer, which were not used for the purpose, and hereby approve and authorize an amendment to Article VI of the Restated Articles of Incorporation of this corporation to increase the authorized capital stock of United Companies Life Insurance Company by the additional number of shares required for the payment and distribution of this stock dividend.

               3. The shareholders hereby direct that no fractional shares be distributed in connection with this stock dividend and that any such fractional shares issuable to shareholders to be aggregated and sold on the open market and those shareholders be entitled to such fractional interests be paid their proportionate part from the proceeds of such sale.


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Amendment to Article VI of the Restated Articles of Incorporation dated February 3, 1970 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of AMENDMENT TO ARTICLE VI OF THE RESTATED ARTICLES OF INCORPORATION OF UNITED COMPANIES LIFE INSURANCE COMPANY, an insurance company organized under the laws of the State of Louisiana, domiciled at BATON ROUGE, Louisiana, Parish of EAST BATON ROUGE, being by act before BYRON R. KANTROW, Notary in and for Parish of EAST BATON ROUGE, State of Louisiana, on the 3rd day of February, 1970, and recorded in Original Book of the Charters of the Parish of East Baton Rouge, on the 3rd day of February, 1970, was filed in this office at 3:15 a.m. on the 3rd day of February, 1970.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 3rd day of February, A.D. 1970.



/s/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


the capital stock of the UNITED COMPANIES LIFE INSURANCE COMPANY, domiciled at Baton Rouge, Louisiana, was increased from $2,597,020.00 to $3,340,436.00 in accordance with charter amendment filed and recorded in this office this 3rd day of February, 1970, at 8:25 A.M.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 3rd day of February, A.D. 1970.



/s/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE




                     AMENDMENT TO ARTICLE VI OF THE RESTATED
                          ARTICLES OF INCORPORATION OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

               BEFORE ME, the undersigned Notary Public in and for the Parish of East Baton Rouge, State of Louisiana, duly commissioned and qualified and in the presence of the undersigned competent witnesses, personally came and appeared:

     LLOYD F. COLLETTE Chairman of the Board of Directors and acting for UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, with its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

               Pursuant to a resolution of the stockholders of the corporation adopted at a special meeting of the shareholders held on the 4th of August, 1969, duly called for at the office of the corporation at Baton Rouge, Louisiana, duly called for that and other purposes, a certified copy of an extract from the minutes of which special meeting is attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by the favorable vote of more than two-thirds (2/3rds) of the stockholders of the corporation.

               Appearer further declared that by the favorable vote of more two-thirds (2/3rds) of all of the stockholders of this corporation, who were present or represented by proxy at the special meeting, held on the above date, it was resolved that Article VI of the Restated Articles of Incorporation of UNITED COMPANIES LIFE INSURANCE COMPANY be amended so as to read as follows:

                                   "ARTICLE VI

     The capital stock of this corporation is hereby fixed at the sum of Three Million, Three Hundred Forty Thousand, Four Hundred Thirty-six and no/100 ($3,340,436.00) Dollars, with a paid-in surplus of not less than Six Million, Nine Hundred Fifty-five Thousand, Two Hundred Seventy-Nine and no/100 ($6,955,279.00) Dollars, divided into and represented by One Million, Six Hundred Seventy , Two Hundred Eighteen (1,670,218) shares of stock having a par value of Two ($2.00) Dollars per share. The stock in this corporation shall be paid for in cash."

               THUS DONE AND SIGNED in my presence and in the presence of the undersigned competent witnesses at Baton Rouge, Parish of East Baton Rouge, State of Louisiana, this 3rd day of February, 1970.

WITNESSES:                               UNITED COMPANIES LIFE INSURANCE COMPANY

signature illegible                      By: /s/ LLOYD F. COLLETTE
-------------------                      ---------------------------------------
                                         Lloyd F. Collette
                                         Chairman of the Board
signature illegible
-------------------
                                         /s/ BYRON R. KANTROW
                                         ---------------------------------------
                                         Byron R. Kantrow, Notary Public




              EXTRACT FROM THE MINUTES OF THE SPECIAL STOCKHOLDERS
               MEETING OF UNITED COMPANIES LIFE INSURANCE COMPANY
                             HELD ON AUGUST 4, 1969


     The following resolutions were duly offered by H. J. CHUSTZ, seconded by EARL BOYETT, and adopted by a vote of the 522,243 votes "For" and 14 votes "Against":

               BE IT RESOLVED THAT:

               The following recommendations of the Board of Directors of United Companies Life Insurance Company be and the same are hereby adopted and approved by the shareholders of this corporation, and accordingly:

               1. The par value of the capital stock of this corporation is reduced to $2.00 per share, and the corporation shall effect a two-for-one stock split, distributing on September 15, 1969, one (1) share for each share of the capital stock of this corporation that is outstanding to stockholders of record as of August 15, 1969, and an increase of 649,255 shares of the capital stock of this corporation for this purpose be authorized;

               2. An increase of 50,000 shares of the capital stock of this corporation be authorized to implement the stock option plan recommended by the Board of Directors for key employees;

               3. An additional 451,490 shares of capital stock of this corporation be authorized to be used for the acquisition of the outstanding stock of UNITED NATIONAL LIFE INSURANCE COMPANY OF OHIO in order to make it a wholly-owned subsidiary and to provide approximately 351,490 shares, or such greater or lesser number of shares from this increase as the Board of Directors may determine, for public subscription by a firm underwriting.

               BE IT FURTHER RESOLVED THAT:

               The authorized number of shares of capital stock of United Companies Life Insurance Company is increased from 649,255 to 1,800,000 shares, an increase of 1, 150,745 shares, or such portion thereof as may be required in the judgment of the Board of Directors, to implement and carry out the foregoing purposes.

               BE IT FURTHER RESOLVED THAT:

               Lloyd F. Collette, Chairman of the Board, be, and he is hereby, fully authorized and empowered for and on behalf of this corporation to take such actions and to execute or to have executed all such other instruments and documents that he may deem to be necessary, required or expedient, in order to implement and carry out the purposes and the program hereinabove set forth in this resolution, hereby ratifying and confirming all that said the Chairman of the Board has done or may do in the premises.

                                                    CERTIFICATE
               I hereby certify that this is a true and correct copy of an extract from the minutes of a special meeting of the stockholders of United Companies Life Insurance Company, held in the office of that corporation in the Parish of East Baton Rouge, State of Louisiana, on the 4th day of August, 1969, at 9:00 o'clock A.M.; that the adoption of this amendment was included in the call and notice of said meeting which was duly and properly held on said date and that more than two-thirds (2/3rds) of the stockholders were present at such meeting and voted in favor of said resolution.

               Baton Rouge, Louisiana, this 3rd day of February, 1970.

/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary


          [ recordation stamp centered on the bottom of previous page]



STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE


I hereby certify this to be a true copy of the an original instrument filed in this office at 7:51 o'clock a.m. on the 3rd day of Feb., 1970 and duly recorded the same day in Charter Book 118, Folio 117 of the records of this parish, being Original 30, Bundle 7231. Given under my hand and seal of office, this 3rd day of Feb., 1970.

Signature illegible
-----------------------------------
[word illegible] Clerk and Recorder

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

               We, the undersigned, constituting more than a majority of the Directors of United Companies Life Insurance Company do hereby certify that the capital stock of this corporation has been increased from the sum of ------- ---------$2,597,020.00--------- Dollars, divided into and represented by 1,298,510 shares of stock having a par value of $2.00 per share to -------$3,340,436.00--------Dollars, divided into and represented by 1,670,218 shares of stock having a par value of $2.00 per share. We further certify that this increase in capital stock was duly authorized and recommended by the Board of Directors of this Corporation at a meeting which was held on the 11 day of June, 1969 and was duly ratified and confirmed at a special meeting of the stockholders duly called and held on the 4th day of August, 1969, and that all of said increase in the capital stock has been duly paid for and new stock certificates issued as of this date.

               Baton Rouge, Louisiana this 3rd day of February, 1970.


illegible signature                             illegible signature
-------------------                             -------------------

illegible signature                             illegible signature
-------------------                             -------------------

illegible signature                             illegible signature
-------------------                             -------------------

illegible signature                             illegible signature
-------------------                             -------------------

illegible signature                             illegible signature
-------------------                             -------------------

illegible signature                             illegible signature
-------------------                             -------------------



               SWORN TO AND  SUBSCRIBED  BEFORE  ME,  this 3rd day of  February,
1970.


                                                Illegible signature
                                         ---------------------------------
                                                   Notary Public





[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Amendment to Article VI of the Restated Articles of Incorporation dated September 22, 1969 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE


[CENTERED ON PAGE, to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of AMENDMENT TO ARTICLE VI OF THE RESTATED CHARTER OF UNITED COMPANIES LIFE INSURANCE COMPANY, an insurance company organized under the laws of the State of Louisiana, domiciled at BATON ROUGE, Louisiana, Parish of EAST BATON ROUGE, being by act before BYRON R. KANTROW, Notary in and for Parish of EAST BATON ROUGE, State of Louisiana, on the [copy illegible] day of [copy illegible] , 1969, and recorded in Original Book of the Charters of the Parish of East Baton Rouge, on the 22nd day of September , 1969], was filed in this office at [copy illegible] P.M.. on the 22nd day of September, 1969.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 22nd day of September, A.D. 1969.


Signature illegible on copy
--------------------------------
DEPUTY COMMISSIONER OF INSURANCE


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


the capital stock of the UNITED COMPANIES LIFE INSURANCE COMPANY, Baton Rouge, Louisiana, was increased from $1,623,137.50 to $2,597,020.00 in accordance with charter amendment filed and recorded in this office this 22nd day of September, 1969.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 22nd day of September, A.D. 1969.



Signature illegible
------------------------------
DEPUTY COMMISSIONER OF INSURANCE



              EXTRACT FROM THE MINUTES OF THE SPECIAL STOCKHOLDERS
               MEETING OF UNITED COMPANIES LIFE INSURANCE COMPANY
                             HELD ON AUGUST 4, 1969


               The following resolutions were duly offered by H. J. CHUSTZ, seconded by EARL BOYETT, and adopted by a vote of the 522,243 votes "For" and 14 votes "Against":

               BE IT RESOLVED THAT:

               The following recommendations of the Board of Directors of United Companies Life Insurance Company be and the same are hereby adopted and approved by the shareholders of this corporation, and accordingly:

               1. The par value of the capital stock of this corporation is reduced to $2.00 per share, and the corporation shall effect a two-for-one stock split, distributing on September 15, 1969, one (1) share for each share of the capital stock of this corporation that is outstanding to stockholders of record as of August 15, 1969, and an increase of 649,255 shares of the capital stock of this corporation for this purpose be authorized;

               2. An increase of 50,000 shares of the capital stock of this corporation be authorized to implement the stock option plan recommended by the Board of Directors for key employees;

               3. An additional 451,490 shares of capital stock of this corporation be authorized to be used for the acquisition of the outstanding stock of UNITED NATIONAL LIFE INSURANCE COMPANY OF OHIO in order to make it a wholly-owned subsidiary and to provide approximately 351,490 shares, or such greater or lesser number of shares from this increase as the Board of Directors may determine, for public subscription by a firm underwriting.

               BE IT FURTHER RESOLVED THAT:

               The authorized number of shares of capital stock of United Companies Life Insurance Company is increased from 649,255 to 1,800,000 shares, an increase of 1,150,745 shares, or such portion thereof as may be required in the judgment of the Board of Directors, to implement and carry out the foregoing purposes.

               BE IT FURTHER RESOLVED THAT:

               Lloyd F. Collette, Chairman of the Board, be, and he is hereby, fully authorized and empowered for and on behalf of this corporation to take such actions and to execute or to have executed all such other instruments and documents that he may deem to be necessary, required or expedient, in order to implement and carry out the purposes and the program hereinabove set forth in this resolution, hereby ratifying and confirming all that the said Chairman of the Board has done or may do in the premises.

                                   CERTIFICATE


               I hereby certify that this is a true and correct copy of an extract from the minutes of a special meeting of the stockholders of United Companies Life Insurance Company, held in the office of that corporation in the Parish of East Baton Rouge, State of Louisiana, on the 4th day of August, 1969, at 9:00 o'clock A.M.; that the adoption of this amendment was included in the call and notice of said meeting which was duly and properly held on said date and that more than two-thirds (2/3rds) of the stockholders were present at such meeting and voted in favor of said resolution.

               Baton Rouge, Louisiana, this 15th day of September, 1969 .

/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary


            [ recordation stamp centered on bottom of previous page]



STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE


I hereby certify this to be a true copy of the an original instrument filed in this office at 11:55 o'clock a.m. on the 22nd day of Sept., 1969 and duly recorded the same day in Charter Book of the records of this parish, being Original 61, Bundle 7149. Given under my hand and seal of office, this 22nd day of Sept., 1969.

Signature illegible
-------------------------
Deputy Clerk and Recorder


                     AMENDMENT TO ARTICLE VI OF THE RESTATED
                          ARTICLES OF INCORPORATION OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

               BEFORE ME, the undersigned Notary Public in and for the Parish of East Baton Rouge, State of Louisiana, duly commissioned and qualified and in the presence of the undersigned competent witnesses, personally came and appeared:

     LLOYD F. COLLETTE Chairman of the Board of Directors and acting for UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, with its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

               Pursuant to a resolution of the stockholders of the corporation adopted at a special meeting of the shareholders held on the 4th of August, 1969, duly called for at the office of the corporation at Baton Rouge, Louisiana, duly called for that and other purposes, a certified copy of an extract from the minutes of which special meeting is attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by the favorable vote of more than two-thirds (2/3rds) of the stockholders of the corporation.

               Appearer further declared that by the favorable vote of more two-thirds (2/3rds) of all of the stockholders of this corporation, who were present or represented by proxy at the special meeting, held on the above date, it was resolved that Article VI of the Restated Articles of Incorporation of UNITED COMPANIES LIFE INSURANCE COMPANY be amended so as to read as follows:

                                   "ARTICLE VI

     Capital stock of this corporation is hereby fixed at the sum of $2,597,020.00 for the paid-in surplus of not less than $3,744,033.00 divided into and represented by 1,298,510 shares of stock having a par value of $2.00 per share. Stock in this corporation shall be paid for in cash."

               THUS DONE AND SIGNED in my presence and in the presence of the undersigned competent witnesses at Baton Rouge, Parish of East Baton Rouge, State of Louisiana, this 15th day of September, 1969.

WITNESSES:                               UNITED COMPANIES LIFE INSURANCE COMPANY

signature illegible                      By: /s/ LLOYD F. COLLETTE
-------------------                      ---------------------------------------
                                         Lloyd F. Collette
                                         Chairman of the Board
signature illegible
-------------------

                                         /s/ BYRON R. KANTROW
                                         ---------------------------------------
                                         Byron R. Kantrow, Notary Public



CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Restatement of Articles of Incorporation dated September 4, 1969 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.


/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of RESTATEMENT OF ARTICLES OF INCORPORATION OF UNITED COMPANIES LIFE INSURANCE COMPANY, an insurance company organized under the laws of the State of Louisiana, domiciled at BATON ROUGE, Louisiana, Parish of EAST BATON ROUGE, being by act before BYRON R. KANTROW, Notary in and for Parish of EAST BATON ROUGE, State of Louisiana, on the 3rd day of SEPTEMBER, 1969, and recorded in Original Book of the Charters of the Parish of East Baton Rouge, on the 3rd day of SEPTEMBER , 1969, was filed in this office at 9:10 A.M. on the 4th day of SEPTEMBER, 1969.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 4th day of September, A.D. 1969.



/S/ DUDLEY A. GUGLIELMO
-------------------------



                      RESTATEMENT UNITED STATES OF AMERICA

                              OF STATE OF LOUISIANA

              ARTICLES OF INCORPORATION PARISH OF EAST BATON ROUGE

                                       OF

                    UNITED COMPANIES LIFE INSURANCE COMPANY


     BEFORE ME, BYRON R. KANTROW, a Notary Public, duly commissioned and qualified in and for the Parish and State aforesaid, therein residing, and in the presence of the legal and competent witnesses named and undersigned,

       PERSONALLY CAME AND APPEARED:

     ALVIN G. MACK and A. K. McGrew, herein appearing in their respective capacities as President and Secretary of UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, by Act passed before J. Winston Fondant, Notary Public, on March 29, 1955, recorded in the Office of Recorder of Mortgages for the Parish of Lafayette, Louisiana, on March 31, 1955.

       WHO SEVERALLY DECLARED UNTO ME, Notary, that at a meeting of the Board of Directors of said corporation, duly called and held in the City of Baton Rouge, on the 18 day of August, 1969, at which meeting a quorum was present, the Board of Directors voted unanimously to restate the Articles of Incorporation for United Companies Life Insurance Company in order to set forth in one document as authorized by La. R.S. 12:34 the entire Articles of Incorporation, as amended to date, and in all respects to effectuate said restatement pursuant to the provisions of said La. R.S. 12:34, and for said purpose the following resolution was unanimously adopted as shown by the certified copy of said resolution attached hereto:

     RESOLVED: That pursuant to La. R.S. 12:34 the Articles of Incorporation of United Companies Life Insurance Company, as amended to date, be restated in one document; and

     FURTHER RESOLVED: That ALVIN G. MACK, the president, and A. K. McGrew, the secretary, of this corporation, be and they are hereby authorized, empowered and directed to appear before a Notary Public for the purpose of affecting an Act of Restatement of said Articles of Incorporation, and do any and all things that may be necessary to effectuate and carry out the foregoing resolution.

     SAID APPEARERS FURTHER DECLARED THAT, in conformity with the authority conferred upon them as aforesaid, they do now appear before me, said Notary, for the purpose of restating the Articles of Incorporation of United Companies Life Insurance Company, as amended to date, as authorized by La. R.S. 12:34, and said appearers desire and request me, the undersigned Notary, to receive and make said restatement, as authorized by law, to serve and avail as the future shall or may require and accordingly, that the Articles of Incorporation of United Companies Life Insurance Company, shall hereinafter be as follows, to-wit:

                                   ARTICLE I.

       The name of this insurance corporation is United Companies Life Insurance Company, and its domicile shall be in the City of Baton Rouge, Parish of East Baton Rouge, State of Louisiana.

                                   ARTICLE II.

       The objects and purposes for which this corporation is organized and the nature of the business to be carried on by it are stated and declared to be as follows:
               A. To engage in the life insurance business and the industrial life insurance business, as both of these may now or hereafter be defined by law, and particularly the business of issuing insurance on human lives and insurance appertaining thereto or connected therewith, including particularly, but not by way of limitation, the granting of annuities or survivorship benefits, additional benefits in the event of death by accident, additional benefits in event of total or permanent disability of the insured, and optional modes of settlement of proceeds, all in either participating or non-participating policies.

               B. To engage in the health and accident insurance business, as that may be now or hereafter defined by law, and including particularly, but not by way or limitation, the business of issuing insurance against bodily injury, disability, or death by accident, or against disability resulting from sickness and every type of insurance appertaining thereto.

               C. To issue any other type of insurance policy which may be permitted to be issued by a life insurance company by law, now or in the future, including particularly, but not by way of limitation, variable annuities, retirement insurance, group insurance, credit life insurance, pension plans, and any and all other types of insurance or benefit policy which may be permitted by law to be issued.

               D. To engage in every other business in which an insurance company may lawfully engage under the laws of the State of Louisiana.

                                  ARTICLE III.

               This corporation shall exist for a period of Ninety-Nine (99) years from date hereof.

                                   ARTICLE IV.

               The location and post office address of its registered office shall be Room 430, Commerce Building, Baton Rouge, Louisiana.

                                   ARTICLE V.

               The full names and post office addresses of its registered agents for service of process shall be:

                  (1)      H. J. Chustz
                           9076 Meadowood Drive
                           Baton Rouge, Louisiana

                               and

                  (2)      A. K. McGrew
                           1444 Thibodeaux Avenue
                           Baton Rouge, Louisiana.


                                   ARTICLE VI.

               The capital stock of this corporation is hereby fixed at the sum of $1,623,137.50, with a paid in surplus of not less than $4,717,915.50, divided into and represented by 649,255 shares of stock having a par value of $2.50 per share. Stock in this corporation shall be paid for in cash.

               A. All of the corporate powers of this corporation shall be vested in and exercised by a Board of Directors to be composed of not less than five (5) nor more than twenty-one (21) stockholders, as pay be determined by the Board of Directors from time to time by resolution, and the directors shall hold office for one year or until their successors are duly elected and qualified.

               B. A majority in number of the directors shall constitute a quorum and the majority of those in attendance may transact business. If now or hereafter provided by law a director may vote in person or by proxy.

               C. The general annual meeting of the shareholders of the corporation, and at which the election of directors shall take place, shall be held at the registered office of the corporation, unless otherwise specified in the by-laws, on the third Monday in March of each year, or on the first business day thereafter when such day is a legal holiday, beginning with 1967, unless or until otherwise provided in the by-laws.

               D. All such elections shall be held by ballot under such regulations as may be established by the Board of Directors and they shall be conducted at the office of the corporation unless otherwise specified in the by-laws.

               E. Notice of such election shall be given by the Secretary of this corporation by written notice delivered personally to each stockholder or by depositing same in the post office addressed to each stockholder at his last known post office address at least ten (10) days before such meeting.

               F. At all such elections and at all corporate meetings, each stockholder shall be entitled to one vote in person or by written proxy for each share of stock that stands in his name on the books of the company not in excess of limitations provided by law.

               G. Any vacancy occurring among directors by death, resignation or otherwise shall be filled by election for the remainder of the term by a majority vote of the then remaining directors. The Board of Directors may, by a majority vote, remove any director then serving either with or without cause.

               H. Failure to elect directors on the date above specified shall neither dissolve the corporation nor impair its corporate management, but the directors then in office shall remain in office until their successors are elected and qualified.

               I. The Board of Directors shall elect from their number a Chairman of the Board of Directors, a president, one or more vice-presidents, as determined by the Board, a secretary and a treasurer; however, the offices of secretary and treasurer may be combined and may be held by one individual, either or both of whom may or may note be a member of the Board of Directors, and the Board shall have the power and authority to determine the seniority of the vice-presidents. The Board of Directors is further authorized and empowered to elect any number of non-resident vice-presidents who may or may not be members of the Board or stockholders of the company.

               J. The Board shall also name as many assistant secretaries and assistant treasurers as it may deem necessary and proper for the management of the affairs of this corporation. The offices of assistant secretary and assistant treasurer may be combined and may be held by one individual. The Board may name, from time to time, all other such officers, agents, attorneys and committees as it may deem necessary for the purpose and business of the corporation, and it shall have power to fix and define the duties of every officer and employee and all officers and employees shall hold office and employment at the pleasure of the Board.

               K. The Board of Directors may make and establish, as well as alter and amend, any and all by-laws, rules and regulations necessary and proper in its judgment for the conduct, support and management of the business and affairs of said corporation, or fixing or increasing their own compensation.

                          ARTICLE VIII. (As Renumbered)

               The Board of Directors shall have power to make and alter By-laws, subject to the power of the shareholders to change or repeal the By-laws so made. Vacancies on the Board of Directors shall be filled by the remainder of the Board.

               The Board of Directors shall have regular meetings to be held at least once a month and special meetings shall be held from time to time as provided for in the By-laws.

                           ARTICLE IX. (As Renumbered)

               A. This act of incorporation may be changed, altered, or modified or amended or said corporation may be dissolved with the assent of two-thirds of the capital stock represented in person or by proxy at a general meeting of stockholders convened for such purposes, and after notice shall have been given in one or more daily newspapers published in the City of Baton Rouge, Parish of East Baton Rouge, Louisiana, once a week for at least two weeks preceding the meeting, or for such other period as shall be required by the laws of Louisiana, and by written notice to each stockholder, mailed to him at his last known post office address not less than ten days prior to the date of the meeting or at such longer time prior to the meeting as shall be required by the laws of Louisiana.

               B. Any changes proposed or made in reference to the capital stock shall be so made in accordance with the laws in force on the subject of increasing or decreasing the capital stock of the corporation and of the charter hereby created.
                           ARTICLE X. (As Renumbered)

               No stockholder shall ever be held liable for the contracts or defaults of this corporation in any future sum than the unpaid balance due the corporation on the shares of stock owned by him, nor shall any mere informality in organization have the effect of rendering this charter null or of exposing any stockholder to any liability beyond the unpaid balance, if any, of his stock.

                           ARTICLE XI. (As Renumbered)

               No shareholder of this Corporation shall by reason of his holding shares of any class have any pre-emptive or preferential right to subscribe to or to purchase any additional or increased stock of any class of this corporation, whether now or hereafter authorized, or obligations convertible into any other class or classes, or obligations, stock or other securities carrying warrants or rights to subscribe to stock of this corporation of any class or classes (whether now or hereafter authorized); and any and all shares of stocks, bonds, debentures, notes, or other securities or obligations of this corporation, whether or not convertible into stock or carrying warrants or options entitling its holders to stock, may be issued , sold and disposed of from time to time by the Board of Directors to such persons, firms or corporations, and for such consideration as it shall from time to time in its absolute discretion, determine, without offering any of the increased or additional stock, bonds, debentures, notes, or other securities or obligations of any class to existing shareholders of any class or to existing holders of warrants or options entitling the holders to subscribe to stock of any class or to obligations which may be converted into stock of any class.

       THUS DONE AND PASSED at my office in Baton Rouge, Louisiana, on the 3rd day of September, 1969, in the presence of the undersigned competent witnesses, who sign hereto with me, Notary, and said appearers, after due reading of the whole.

WITNESSES:

signature illegible                         /s/ ALVIN G. MACK
-------------------                         ------------------------------------
                                            President

signature illegible                         /s/ A. K. McGREW
-------------------                         ------------------------------------
                                            Secretary

                                            /s/ BYRON R. KANTROW
                                            -----------------------------------
                                            Byron R. Kantrow, Notary Pubic


                  RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS
                                       OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY
                              HELD AUGUST 18, 1969


       At a meeting of the Board of Directors of United Companies Life Insurance Company held at its office in the City of Baton Rouge, Louisiana, on August 18, 1969, pursuant to due notice, at which a quorum of the Board was present, on motion, the following resolution was unanimously adopted:

     RESOLVED: That pursuant to La. R.S. 12:34 the Articles of Incorporation of United Companies Life Insurance Company, as amended to date, be restated in one document; and

     FURTHER RESOLVED: That Alvin G. Mack, the President, and A. K. McGrew, the Secretary, of this corporation be and they are hereby authorized, empowered, and directed to appear before a Notary Public for the purpose of effecting an Act of Restatement of said Articles of Incorporation, and do any and all things that may be necessary to effectuate and carry out the foregoing resolution.


                              C E R T I F I C A T E

       THIS IS TO CERTIFY that the above is a true and correct copy of a resolution unanimously adopted, on motion duly seconded, at a meeting of the Board of Directors of United Companies Life Insurance Company, an insurance corporation organized under the laws of the State of Louisiana and domiciled in the Parish of East Baton Rouge, said State, held at its office in the City of Baton Rouge, Louisiana, on August 18, 1969, pursuant to due notice, at which meeting a quorum of the Board was present; and that said resolution is duly entered upon the Minute Book of said corporation and is now in full force and effect.

       Baton Rouge, Louisiana, the 29th day of August, 1969.

ATTEST:

/s/ LLOYD F. COLLETTE                          /s/ A. K. McGREW
---------------------                          ---------------------------------
Lloyd F. Collette                              A. K. McGrew, Secretary
Chairman of the Board



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Amendment to Article XIV of the Articles of Incorporation dated August 28, 1969 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE




                   AMENDMENT TO ARTICLE XIV OF THE ARTICLES OF
                                INCORPORATION OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned Notary Public in and for the Parish of East Baton Rouge, State of Louisiana, duly commissioned and qualified and in the presence of the undersigned competent witnesses, personally came and appeared:

     LLOYD F. COLLETTE Chairman of the Board of Directors and acting for UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, with its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

       Pursuant to a resolution of the stockholders of the corporation adopted at a special meeting of the shareholders held on the 4th day of August, 1969, duly called for at office of the corporation at Baton Rouge, Louisiana, duly called for that and other purposes, a certified copy of an extract from the minutes of which special meeting is attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by the favorable vote of more than two-thirds (2/3rds) of the stockholders of the corporation.

       Appearer further declared that by the favorable vote of more two-thirds (2/3rds) of all of the stockholders of this corporation, who were present or represented by proxy at the special meeting held on the above date, it was resolved that the Articles of Incorporation of UNITED COMPANIES LIFE INSURANCE COMPANY be amended by adding the following Article to be numbered XIV to read as follows:

                                  "ARTICLE XIV"

               No shareholder of this Corporation shall by reason of his holding shares of any class have any pre-emptive or preferential right to subscribe to or to purchase any additional or increased stock of any class of this corporation, whether now or hereafter authorized, or obligations convertible into any other class or classes, or obligations, stock or other securities carrying warrants or rights to subscribe to stocks of this corporation of any class or classes (whether now or hereafter authorized) and any and all shares of stocks, bonds, debentures, notes, or other securities or obligations of this corporation, whether or not convertible into stock or carrying warrants or options entitling its holders to subscribe to stock, may be issued, sold and disposed of from time to time by the Board of Directors to such persons, firms or corporations, and for such consideration as it shall from time to time in its absolute discretion, determine, without offering any of the increased or additional stock, bonds, debentures, notes, or other securities or obligations of any class to existing shareholders of any class or to existing holders of warrants or options entitling the holders to subscribe to stock of any class or to obligations which may be converted into stock of any class.

       THUS DONE AND SIGNED in my presence and in the presence of the undersigned competent witnesses at Baton Rouge, Parish of East Baton Rouge, State of Louisiana, this 22nd day of August, 1969.

WITNESSES:                              UNITED COMPANIES LIFE INSURANCE COMPANY

signature illegible                     By: /s/ LLOYD F. COLLETTE
-------------------                     ----------------------------------------
                                        Lloyd F. Collette, Chairman of the Board

signature illegible
-------------------
                                        /s/ BYRON R. KANTROW
                                        ----------------------------------------
                                        Byron R. Kantrow, Notary Public


              [recordation stamp in the centered on bottom of page]



STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

Ihereby certify this to be a true copy of an original instrument filed in this office at 9:51 o'clock a.m. on the 27 day of Aug, 1969, and duly recorded in Charter Book of the records of this parish, being Original 29, Bundle 7134. Given under my hand and seal of office, this 27 day of Aug, 1969.



Signature illegible
-------------------------
Deputy Clerk and Recorder



              EXTRACT FROM THE MINUTES OF THE SPECIAL STOCKHOLDERS
                                   MEETING OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY
                             HELD ON AUGUST 4, 1969

       The following resolution was duly offered by H. J. Chustz, seconded by Earl Boyett, and adopted by a vote of 512,762 "For" and 3,475 "Against":

       BE IT RESOLVED THAT:

       The Articles of Incorporation of United Companies Life Insurance Company be and they are amended by adding the following article to be numbered XIV; to-wit:

                                  "ARTICLE XIV"

       No shareholder of this Corporation shall by reason of his holding shares of any class have any pre-emptive or preferential right to subscribe to or to purchase any additional or increased stock of any class of this corporation, whether now or hereafter authorized, or obligations convertible into any other class or classes, or obligations, stock or other securities carrying warrants or rights to subscribe to stock of this corporation of any class or classes (whether now or hereafter authorized); and any and all shares of stocks, bonds, debentures, notes, or other securities or obligations of this corporation, whether or not convertible into stock or carrying warrants or options entitling its holders to subscribe to stock, may be issued, sold and disposed of from time to time by the Board of Directors to such persons, firms or corporations, and for such consideration as it shall from time to time in its absolute discretion, determine, without offering any of the increased or additional stock, bonds, debentures, notes, or other securities or obligations of any class to existing shareholders of any class or to existing holders of warrants or options entitling the holders to subscribe to stock of any class or to obligations which may be converted into stock of any class.

       BE IT FURTHER RESOLVED THAT:

       Lloyd F. Collette, Chairman of the Board of this Corporation, be and he is hereby authorized and directed to appear before any competent Notary Public and execute an authentic act set forth this amendment to the Articles of Incorporation.


                              C E R T I F I C A T E

       I hereby certify that this is a true and correct copy of an extract from the minutes of a special meeting of the stockholders of United Companies Life Insurance Company, held in the office of that corporation in the Parish of East Baton Rouge, State of Louisiana, on the 4th day of August, 1969, at 9:00 o'clock A.M.; that the adoption of this amendment was included in the call and notice of said special meeting which was duly and properly held on said date and that more than two-thirds (2/3) of the stockholders were present at said meeting and voted in favor of said resolution.

       Baton Rouge, Louisiana, this 22 day of August, 1969.


/s/ A. K. McGREW
-----------------
A. K. McGrew


              [recordation stamp placed in the middle of the page]


STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE


       I hereby certify this to be a true copy of an original instrument filed in this office at 9:51 o'clock a.m. on the 27 day of Aug, 1969, and duly recorded in Charter Book of the records of this parish, being Original 29, Bundle 7134. Given under my hand and seal of office, this 27 day of Aug, 1969.

Signature illegible
-------------------------------
Deputy Clerk and Recorder


CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Amendment to the Articles of Incorporation dated June 30, 1969 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of AMENDMENT TO ARTICLES OF INCORPORATION of the UNITED COMPANIES LIFE INSURANCE COMPANY, an insurance company organized under the laws of the State of Louisiana, domiciled at BATON ROUGE, Louisiana, Parish of EAST BATON ROUGE, being by act before BYRON R. KANTROW, Notary in and for Parish of EAST BATON ROUGE, State of Louisiana, on the 26th day of JUNE, 1969, and recorded in Original Book of the CHARTER BOOK of the Parish of EAST BATON ROUGE, on the 27th day of JUNE , 1969, was filed in this office at 1:35 P.M. on the 30th day of JUNE, 1969.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 30th day of June, A.D. 1969.



/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT




THE CAPITAL STOCK OF THE UNITED COMPANIES LIFE INSURANCE COMPANY, BATON ROUGE, LOUISIANA, WAS INCREASED FROM $1,568,250.00 TO $1,623,137.50, IN ACCORDANCE WITH CHARTER AMENDMENT FILED AND RECORDED IN THIS OFFICE ON JUNE 30, 1969.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 30th day of June, A.D. 1969.



/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE



                   AMENDMENT TO ARTICLE VI OF THE ARTICLES OF
                     INCORPORATION OF UNITED COMPANIES LIFE
                               INSURANCE COMPANY


STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned Notary Public in and for the Parish of East Baton Rouge, State of Louisiana, duly commissioned and qualified and in the presence of the undersigned competent witnesses, personally came and appeared:

     LLOYD F. COLLETTE Chairman of the Board of Directors and acting for UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, with its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

       Pursuant to a resolution of the stockholders of the corporation adopted at the regular annual meeting held on the 17th day of March, 1969, at the office of the corporation at Baton Rouge, Louisiana, a certified copy of an extract from the minutes of which special meeting is attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by vote of more than two-thirds (2/3rds) of the stockholders of the corporation.

       Appearer further declared that by a vote of more two-thirds (2/3rds) of the stockholders present in person or by proxy at the meeting held on the above date, it was resolved that Article VI of the Articles of Incorporation of UNITED COMPANIES LIFE INSURANCE COMPANY be amended to read as follows:

                                  "ARTICLE VI"

       The capital stock of this corporation is hereby fixed at the sum of $1,623,137.50, with a paid in surplus of not less than $4,717,915.50, divided into and represented by 649,255 shares of stock having a par value of $2.50 per share. Stock in this corporation shall be paid for in cash".

       THUS DONE AND SIGNED in my presence and in the presence of the undersigned competent witnesses at Baton Rouge, Parish of East Baton Rouge, State of Louisiana, this 26th day of June, 1969, after due reading of the whole.

WITNESSES:                               UNITED COMPANIES LIFE INSURANCE COMPANY

signature illegible                      By: /s/ LLOYD F. COLLETTE
-------------------                      ---------------------------------------
                                         Lloyd F. Collette
                                         Chairman of the Board
signature illegible
-------------------

                                         /s/ BYRON R. KANTROW
                                         ---------------------------------------
                                         Byron R. Kantrow, Notary Public


                         EXTRACT FROM THE MINUTES OF THE
                     REGULAR ANNUAL STOCKHOLDERS MEETING OF
                  UNITED COMPANIES LIFE INSURANCE COMPANY HELD
                                ON MARCH 17, 1969

       The following resolution was duly offered by Dr. Charles Mosely, seconded by Mr. Lloyd F. Collette, and adopted by a vote of 492,340 votes "For" and 383 votes "Against":

       BE IT RESOLVED THAT:

       This corporation declare a stock dividend of three and one-half (3-1/2%) percent upon the outstanding shares of the Company, plus a cash dividend of twenty (20) cents per share. No fractional shares are to be issued and persons who would be entitled to the issuance of fractional shares of stock shall be paid for the fractional shares on the basis of $30.00 for a full share.

       BE IT FURTHER RESOLVED THAT:

       In order to accomplish this purpose, the Articles of Incorporation be amended to increase the amount of capital stock of the corporation by 100,000 shares, having a par value of $2.50 per share. In order to avoid the issuance of fractional shares, as pertains to the number of shares necessary to pay the dividend (21,955), the shares shall be issued in even shares, without warrants, the number of shares necessary to pay the cash portion of the dividend required shall be sold at a price of $30.00 per share; the proceeds of this sale shall be set aside and held for the account of the shareholders to pay the portion of the dividend required to be paid in cash in order to avoid the issuance of fractional shares. This stock will be offered and sold only to persons who are bonafide residents of Louisiana and who certify they are purchasing for investment and not for purposes of resale.

       BE IT FURTHER RESOLVED THAT:

       To these ends Article VI of the Articles of Incorporation of this Corporation be amended as is necessary to accomplish this purpose.

       BE IT FURTHER RESOLVED THAT:

     L. F. Collette, Chairman of the Board of this Corporation, be and he is hereby authorized to appear before a Notary Public and execute an authentic Act setting forth this Amendment to the Articles of Incorporation.

                              C E R T I F I C A T E

       I hereby certify that this is a true and correct copy of an extract from the minutes of the meeting of the stockholders of United Companies Life Insurance Company, held in the office of that corporation in the Parish of East Baton Rouge, State of Louisiana, on the 17th day of March, 1969, at 9:00 o'clock A.M.


/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary

[recordation stamp ]


STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE




                                                                  March 17, 1969

I hereby certify this to be a true copy of an original instrument filed in this office at 1:35 o'clock P.M. on the 27 day of June, 1969, and duly recorded in Charter Book of the records of this parish, being Original 61, Bundle [illegible]. Given under my hand and seal of office, this 27 day of June, 1969.


[no visible signature or signature line]



                                SWORN CERTIFICATE

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned authority in and for the Parish of East Baton Rouge, State of Louisiana, personally came and appeared the undersigned officers and directors of United Companies Life Insurance Company, who upon being duly sworn, did depose and say:

     The appearers constitute a majority of the members of the Board of Directors of said corporation, and

     That Alvin G. Mack is President and A. K. McGrew is Secretary of said Company; and

       That pursuant to a resolution of the Board of Directors recommending an increase in the authorized number of shares of the capital stock of United Companies Life Insurance Company, and of a resolution unanimously adopted at the annual meeting of the shareholders of United Companies Life Insurance Company held March 17, 1969, authorizing an increase in the number of shares of the capital stock of United Companies Life Insurance Company from 627,300 shares to 727,300 shares, it is hereby certified to the Commissioner of Insurance of Louisiana that a 3 1/2% stock dividend upon the 627,300 shares outstanding as of March 31, 1969, has been paid by a transfer of $54,887.50 from the surplus account to the capital stock of this Corporation, and the 21,955 shares have been distributed to the shareholders, so that the authorized number of shares of the capital stock of United Companies Life Insurance Company has been increased from 627,300 shares to 649,255 shares of the par value of $2.50 per share, and

       That this certificate is made for the purpose of obtaining the approval of the Commissioner of Insurance of the State of Louisiana to increase the number of shares of capital stock of this Corporation from 627,300 shares to 649,255 shares so that Article VI of the Articles of Incorporation of United Companies Life Insurance Company may be amended accordingly.


/s/ LLOYD F. COLLETTE
----------------------------------------
Lloyd F. Collette, Chairman of the Board

/S/ ALVIN G. MACK
----------------------------------------
Alvin G. Mack, President and Director

/S/ HARRIS J. CHUSTZ
----------------------------------------
Harris J. Chustz, Vice Chairman of
the Board and Director

/S/ A. K. McGREW
---------------------------------------
A. K. McGrew, Secretary and Director

/S/ DR. J. P. GRIFFON
---------------------------------------
Dr. J. P. Griffon, Director

/S/ EARL R. BOYETT
---------------------------------------
Earl R. Boyett, Director

J. B. Harris
--------------------------------
Director

J. Terrell Brown
--------------------------------
Director

signature illegible
--------------------------------
Director

signature illegible
-------------------------------
Director

signature illegible
--------------------------------
Director

[blank line-no signature]
--------------------------------
Director


       SWORN TO AND SUBSCRIBED BEFORE ME this 26th day of June, 1969.

                                               /S/ BYRON R. KANTROW
                                         ---------------------------------
                                                 Byron R. Kantrow
                                                   Notary Public


                            NOTICE TO SHAREHOLDERS OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY

       A special meeting of the shareholders of United Companies Life Insurance Company will be held at the office of the Corporation, Room 430, Commerce Building, 333 Laurel Street, Baton Rouge, Louisiana, on the 4th day of August, 1969, at 9:00 A.M. At this meeting the shareholders will consider and act upon recommendations of the Board of Directors for amendments to the Articles of Incorporation increasing the authorized capital stock of the company and reducing its par value from $2.50 per share to $2.00 per share and eliminating pre-emptive rights of shareholders. It will also consider and act upon recommendations of the Board of Directors for a two-for-one stock split, the acquisition of United National Life Insurance Company of Ohio, the underwriting of shares, and upon any other matters that may properly come before the meeting or any adjournment thereof.

       Baton Rouge, Louisiana, this 3rd day of July, 1969.


                                            unsigned line
                                            -----------------------------
                                            A. K. McGrew, Secretary


(NOTE: This notice is to be published once a week for four (4) consecutive weeks in the Morning Advocate prior to the date of the meeting.)


                                NOTICE OF MEETING
                           TO THE HOLDERS OF STOCK OF
                     UNITED COMPANIES LIFE INSURANCE COMPANY

       Notice is hereby given that, pursuant to call of its Directors, a special meeting of shareholders of United Companies Life Insurance Company will be held at Room 430, Commerce Building, 333 Laurel Street, Baton Rouge, Louisiana, at 9:00 A.M., on the 4th day of August, 1969, for the purposes of considering and voting upon the following matters:

       1. An amendment to the Articles of Incorporation to increase the authorized capital stock of the corporation from 649,255 shares to 1,800,000 shares, an increase of 1,150,745 shares, and to reduce the par value of the stock from $2.50 per share to $2.00 per share. This increase in the number of authorized shares will
               (a) provide the 649,255 additional shares required to carry out a two-for-one stock split whereby each shareholder will receive one additional share for each share presently owned; (b) provide 50,000 shares for its stock option plan for key employees; and
               (c) provide 451,490 shares for the acquisition of United National Life Insurance Company of Ohio, and the underwriting.

       2. An amendment to the Articles of Incorporation to provide that the shareholder shall not have pre-emptive rights to subscribe to this or any future issues of the corporation's capital stock or other obligations.

       3. Approve the recommendations of the Board of Directors for the establishment of a stock option plan for key employees to be administered by the Executive Committee consisting of Messrs. L.
               F. Collette, Chairman of the Board; H. J. Chustz, Vice Chairman; Alvin G. Mack, President; and A. K. McGrew, Secretary, none of them shall be eligible to participate in this plan, which will be on a non-statutory basis.

       4. Approve the recommendations of the Board of Directors for the acquisition of United National Life Insurance Company of Ohio as a wholly-owned subsidiary by the exchange of stock; the S-1 registration for filing with the Securities and Exchange Commission, Washington, D.C., of the shares required for this purpose, and the provision of additional shares for underwriting.

       5. Whatever other business may be brought before the meeting or any adjournment thereof. Management at present knows of no other business to be presented by or on behalf of the company or its management at the meeting.

       Only those shareholders of record at the close of business on June 10, 1969, shall be entitled to notice of the meeting and to vote at the meeting.

[hand written]
Baton Rouge, Louisiana
July 2, 1969

BY ORDER OF THE BOARD OF DIRECTORS

[UNSIGNED-BLANK LINE]
-----------------------
A. K. McGrew, Secretary



                     UNITED COMPANIES LIFE INSURANCE COMPANY
                                 PROXY STATEMENT

       This statement is furnished in connection with the solicitation of proxies by the Management of United Companies Life Insurance Company (United Companies) for use at the special meeting of shareholders to be held at Room 430, Commerce Building, 333 Laurel Street, Baton Rouge, Louisiana, at 9:00 A.M., on the 4th day of August, 1969.

       On June 10, 1969, the date for determination of the shareholders entitled to receive notice of and to vote at the meeting, there were issued and outstanding 649,255 shares of common stock, each entitled to one vote, constituting all of the outstanding stock of United Companies Life Insurance Company.

       The proxy which is being solicited is revocable, as will appear from the statement printed on the face of the proxy.

                         INCREASE OF AUTHORIZED CAPITAL

       The Board recommends that the authorized number of shares of capital stock of United Companies Life Insurance Company be increased from 649,255 shares to 1,800,000 shares, an increase of 1,150,745 shares and that the par value of the stock be reduced from $2.50 per share to $2.00 per share. This increase will provide the 649,255 shares which are required to make a two-for-one stock split whereby each shareholder of record on August 15, 1969, will receive on September 15, 1969, one additional share of stock for each share owned by each shareholder on said record date. It will also provide 50,000 shares for the stock option plan recommend by the Board of Directors for key employees; and 451,490 shares to be used for the acquisition of United National Life Insurance Company of Ohio, in order to make it a wholly-owned subsidiary, and the underwriting.

       A two-thirds favorable vote of the shares present or represented at the meeting is required for approval of this amendment. The management recommends approval.

                   REMOVAL OF STOCKHOLDERS PRE-EMPTIVE RIGHTS

       The Board recommends adoption of an amendment to the Articles of Incorporation declaring that the shareholders shall not have pre-emptive rights to purchase new issues of corporate stock , or other obligations. The purpose of this change is to make it possible for the company to use the increase in the authorized shares remaining after the stock split for the acquisition of the United National Life Insurance Company of Ohio and for underwriting. With this amendment the stock may be sold or exchanged without first offering the new stock to all of the shareholders on a pro-rata basis. This change will make it more practical to sell the company's stock by public offering. If new shares must first be offered to current stockholders, the cost of obtaining underwriting and distribution of new issues is increased, and it is much more difficult to make new issues of stock available to new stockholders, who should increase the market for the company's stock and for its services.

       A two-thirds favorable vote of the shares present or represented at the meeting is required for approval of this amendment. The management recommends approval.

                                STOCK OPTION PLAN

     The Board recommends approval of a stock option plan for key employees and authorization to make available 50,000 shares of stock for prospective needs under the plan. This plan will be administered by the Executive Committee consisting of Messrs. Lloyd F. Collette, Chairman of the Board; Harris J. Chustz, Vice Chairman; Alvin G. Mack, President; and A. K. McGrew, Secretary, and used for the purpose of holding and acquiring key employees. It is to be a non-statutory plan and the option granted will be for the right to purchase stock of the corporation at not less than 80% of its market value on the date that the option is exercised. None of the members of the Executive Committee shall be eligible to participate in the plan, nor shall any other Director be eligible to participate except directors who are full-time employees of the Company or its subsidiaries whose present salary is less than $30,000 per year.

       Many corporations today provide stock options for key personnel, and the Board is of the opinion that this plan is an essential tool in attracting and holding the type personnel that is needed by this Company to continue its growth and expansion.

       A favorable vote of the majority of the shares present or represented at the meeting is required for approval of the stock option plan. The management recommends approval.

                       ACQUISITION OF UNITED NATIONAL LIFE
                          INSURANCE COMPANY OF OHIO AND
                             SHARES FOR UNDERWRITING

       The Board recommends approval of the acquisition by this Corporation of the outstanding stock of United National Life Insurance Company of Ohio in order to make it a wholly-owned subsidiary by the exchange of stock. The outstanding stock of United National Life Insurance Company of Ohio is owned by the residents of Ohio. Under the plan of the Board the shares required for this purpose will be included in an S-1 registration for filing with the Securities and Exchange Commission, Washington, D.C. The remaining authorized shares will be available for a supplemental registration and underwriting within six months from the date of the special meeting on August 4, 1969.

       A favorable vote of the majority of the shares present or represented at the meeting is required for approval of the stock option plan. The management recommends approval.

                                OTHER INFORMATION

       The attached proxy is solicited by Management, and Management recommends that you vote in favor of all proposals.

                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    [unsigned-no line]
                                    A. K. McGrew, Secretary
Baton Rouge, Louisiana
July 2, 1969



                                      PROXY
                     UNITED COMPANIES LIFE INSURANCE COMPANY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder of United Companies Life Insurance Company does hereby constitute and appoint L. F. COLLETTE, H. J. CHUSTZ, A. K. McGREW, and ALVIN G. MACK, or a majority of them, as my true and lawful agents and attorneys-in-fact, with full power of substitution, to appear and vote all of the shares of stock standing in the name of the undersigned in United Companies Life Insurance Company at a special meeting of its shareholders to be held at its office, Room 430, Commerce Building, 333 Laurel Street, Baton Rouge, Louisiana, on the 4th day of August, 1969, at 9:00 A.M., and at any and all adjournments thereof and the undersigned hereby instructs that this proxy is to be voted:

               -----FOR ALL PROPOSALS                -----AGAINST ALL PROPOSALS
          1. An amendment to the Articles of Incorporation to increase the authorized capital stock of the corporation from 649,255 shares to 1,800,000 shares, an increase of 1,150,745 shares and to reduce the value of the stock from $2.50 per share to $2.00 per share. This increase in the number of authorized shares will (a) provide the 649,255 additional shares required to carry out a two-for-one stock split whereby each shareholder will receive one additional share for each share presently owned; (b) will also provide 50,000 shares for its stock option plan for key
               employees;   and  (c)  will  provide   451,490   shares  for  the
               acquisition of United National Life Insurance Company of Ohio, and the underwriting.

                     --------FOR                       --------AGAINST

          2. An amendment to the Articles of Incorporation to provide that the shareholders shall not have pre- emptive rights to subscribe to this or any future issues of the corporation's capital stock, or other obligations.

                    ---------FOR                       ---------AGAINST

          3. Approve the recommendations of the Board of Directors for the establishment of a stock option plan for key employees to be administered by the Executive Committee consisting of Messrs. L.
               F. Collette, Chairman of the Board; H. J. Chustz, Vice Chairman; Alvin G. Mack, President; and A. K. McGrew, Secretary, none of whom shall be eligible to participate in this plan, which will be on a non-statutory basis.

                    ----------FOR                       ------AGAINST

          4. Approve the recommendations of the Board of Directors for the acquisition of United National Life Insurance Company of Ohio as a wholly-owned subsidiary by the exchange of stock, the S-1 registration for filing with the Securities and Exchange Commission, Washington, D.C. of the shares required for this purpose, and the provision of additional shares for underwriting.

                    ----------FOR                       ------AGAINST

          5. Whatever other business may be brought before the meeting or any adjournment thereof. Management at present knows of no other business to be presented by or on behalf of the company or its management at the meeting.

                    ----------FOR                       -------AGAINST

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED. THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT, AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

       The shares represented by this proxy will be voted as specified by the undersigned. If no choice is specified, this proxy will be vote "FOR" the proposals listed.

       The undersigned acknowledges receipt of the proxy statement dated July 2, 1969.

       This -------- day of ----------------------, 1969.

                                            ------------------------------------
                                            Stockholder's Signature

------------------------
Number of Shares



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of Amendment to Article V of the restated Articles of Incorporation dated June 29, 1966 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT



A CERTIFIED COPY OF CERTIFICATE OF CHANGE IN DESIGNATION OF REGISTERED AGENTS OF THE UNITED COMPANIES LIFE INSURANCE COMPANY, AN INSURANCE COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF LOUISIANA, DOMICILED IN BATON ROUGE, LOUISIANA, SAID DOCUMENT HAVING BEEN RECORDED IN ORIGINAL BOOK OF THE MORTGAGE RECORDS OF THE PARISH OF EAST BATON ROUGE, ON THE 24TH DAY OF JUNE, 1966, WAS FILED AND RECORDED IN THIS OFFICE AT 9:40 A.M. ON THE 29TH DAY OF JUNE, 1966.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 29th day of June, A.D. 1966.



/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE



                                   RESOLUTION


       At a regular meeting of the Board of Directors of United Companies Life Insurance Company, the following resolution was unanimously adopted:

       BE IT RESOLVED that the below listed shall be the registered agents of the corporation:

               H. J. Chustz
               9076 Meadowood Drive
               Baton Rouge, Louisiana

                  and

               A. K. McGrew
               1444 Thibodeaux Avenue
               Baton Rouge, Louisiana

       BE IT FURTHER RESOLVED that the Directors named in Article V of the Articles of Incorporation no longer be registered agents and that the above be substituted.

       BE IT FURTHER RESOLVED that this corporation be effective as of the date of its adoption by the Board of Directors of the Corporation.

                              *********************


                     [recordation stamp was marked through]

I, A. K. McGrew, Secretary of the Board of Directors of United Companies Life Insurance Company, do hereby certify that the above is a copy of a resolution adopted by the Board of Directors of United Companies Life Insurance Company held on June 20, 1966, at a meeting of the Board, a quorum being present and voting.

This 23rd day of June, 1966.

/s/ A. K. McGrew
-----------------------
A. K. McGrew, Secretary



                          OFFICE OF THE CLERK OF COURT

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       I hereby certify the foregoing to be a TRUE COPY of Notice of Change of Registered Agents of UNITED COMPANIES LIFE INSURANCE COMPANY which was filed for record in this office at 9:03 o'clock AM, on the 24 day of June, 1966, and duly recorded the same day in Registered Agents and Offices Book No. 6, Folio 419 of the Mortgage Records of this Parish, being Original Number 22, in bundle No. 6201.

       Given under my hand and seal of office this the 24 day of June, 1966.


/s/ [first name unclear] J. Williams
------------------------------------
Deputy Clerk & Recorder




CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Amendment to Charter dated April 1, 1966 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE





[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of AMENDMENT TO CHARTER of the UNITED COMPANIES LIFE INSURANCE OF AMERICA, an insurance company organized under the laws of the State of Louisiana, domiciled at BATON ROUGE, Louisiana, Parish of EAST BATON ROUGE, being by act before JOHN DALE POWERS, Notary in and for Parish of EAST BATON ROUGE, State of Louisiana, on the 28th day of FEBRUARY, 1966, and recorded in Original Book of the MORTGAGE RECORDS of the Parish of EAST BATON ROUGE, on the 29th day of MARCH , 1966, was filed in this office at 12:40 P.M. on the 1st day of APRIL, 1966.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of April, A.D. 1966.



/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


the capital stock of the UNITED COMPANIES LIFE INSURANCE COMPANY, Baton Rouge, Louisiana, was increased from $1,537,500.00 to $1,568,250.00 in accordance with charter amendment filed and recorded in this office this date, April 1, 1966.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of April, A.D. 1966.


/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE



STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned authority, and in the presence of the undersigned competent witnesses, personally came and appeared:

     LLOYD F. COLLETTE, Chairman of the Board of and acting for United Companies Life Insurance of America, a corporation organized under the laws of the State of Louisiana, having its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

       Pursuant to a resolution of the stockholders of the corporation adopted at the regular meeting held on the 21st of February, 1966, at the office of the corporation at Baton Rouge, Louisiana, a certified copy of an extract of the minutes is attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by a vote of more than two-thirds (2/3) of the stockholders of the corporation.

       Appearer further declared that, by vote of more than two-thirds (2/3) of the stockholders present in person or by proxy at the meeting held on the above date, it was resolved that the following articles of the articles incorporation of United Companies Life Insurance of America be amended so as to read as follows:

                                   "ARTICLE I.
       "The name of this insurance corporation is United Companies Life Insurance Company, and its domicile shall be in the City of Baton Rouge, Parish of East Baton Rouge, State of Louisiana."

[page break occurs after "Louisiana". In the lower right hand corner appears the following]


APPROVED FOR RECORDATION

DATE: [HANDWRITTEN] 3/28/66
---------------------------



[SIGNATURE ILLEGIBLE]
-------------------------
Commissioner of Insurance





                                  "ARTICLE VI.

       "The capital stock of this corporation is hereby fixed at the sum of $1,568,250, with a paid-in surplus of not less than $4,724,415.40, divided into and represented by 627,300 shares of stock having a par value of $2.50 per share. Stock in this corporation shall be paid for in cash."

                                  "ARTICLE VII.

       "C. The general annual meeting of the shareholders of the corporation, and at which the election of directors shall take place, shall be held at the registered office of the corporation, unless otherwise specified in the by-laws, on the third Monday in March of each year, or on the first business day thereafter when such day is a legal holiday, beginning with 1967, unless or until otherwise provided in the by-laws."

       THUS DONE AND SIGNED before me, a Notary Public, and in the presence of the undersigned competent witnesses, this 28th day of February, 1966.




WITNESSES:                            UNITED COMPANIES LIFE INSURANCE OF AMERICA

signature illegible                   By: /s/ LLOYD F. COLLETTE
-------------------                   ------------------------------------------
                                      Lloyd F. Collette, Chairman of the Board
signature illegible
-------------------
                                               [SIGNATURE ILLEGIBLE]
                                      ------------------------------------------
                                                 Notary Public




                          OFFICE OF THE CLERK OF COURT


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       I hereby certify the foregoing to be a TRUE COPY of AMENDMENT to the Original Charter of UNITED COMPANIES LIFE INSURANCE OF AMERICA which was filed for record in this office at 4:51 o'clock PM, on the 29th day of March, 1966, and duly recorded the same day in Charter Book No. ---------------, Folio No. -----------------of the Mortgage Records of this Parish, being Original Number 94, in bundle No. 6126.

       Given under my hand and seal of office this the 29th day of March, 1966.


/s/ [first name unclear] J. Williams
------------------------------------
Deputy Clerk & Recorder



             EXTRACT FROM THE MINUTES OF THE MEETING OF THE BOARD OF DIRECTORS OF UNITED COMPANIES LIFE INSURANCE OF AMERICA

       The following resolution was duly offered by Mr. Mack

       BE IT RESOLVED THAT:

       This corporation declare a cash dividend of 10(cent) per share plus a stock dividend of 2% to be paid in stock of the corporation based upon one (1) share for each fifty (50) shares outstanding. No fractional shares are to be issued and persons who would be entitled to the issuance of fractional shares of stock shall be paid for the fractional shares on the basis of $20.00 per share, thus making the dividend on such shares forty (40(cent)) cents per share.

       BE IT FURTHER RESOLVED THAT:

       In order to accomplish this purpose, the articles of incorporation be amended to increase the amount of capital stock of this corporation by the number of shares necessary to pay this dividend, that is, 12,300 shares, and, in order to avoid the issuance of fractional shares or warrants on fractional shares, the shares be issued in even shares, without warrants, the number of shares necessary to pay the cash portion of the dividend required to be set aside and held for the account of the shareholders to pay the cash portion of the dividend.

       BE IT FURTHER RESOLVED THAT:

       The text of Article VI of the articles of incorporation be amended to read as follows:

                                  "ARTICLE VI.

       "The capital stock of this corporation is hereby fixed at the sum of $1,568,250, with a paid-in surplus of not less than $4,724,415.40, divided into and represented by 627,300 shares of stock having a par value of $2.50 per share. Stock in this corporation shall be paid for in cash."

       BE IT FURTHER RESOLVED THAT:

       The text of Article I of the articles of incorporation be amended to read as follows:

                                   "ARTICLE I.

       "The name of this insurance corporation is United Companies Life Insurance Company, and its domicile shall be in the City of Baton Rouge, Parish of East Baton Rouge, State of Louisiana."

       BE IT FURTHER RESOLVED THAT:

       The text of Article VII, Section C, of the articles of incorporation be amended to read as follows:

                                  "ARTICLE VII.

       "C. The general annual meeting of the shareholders of the corporation, and at which the election of directors shall take place, shall be held at the registered office of the corporation, unless otherwise specified in the bylaws, on the third Monday in March of each year, or on the first business day thereafter when such day is a legal holiday, beginning with 1967, unless or until otherwise provided in the bylaws."

       BE IT FURTHER RESOLVED THAT:

     These amendments to the articles of incorporation shall be submitted to the regular annual meeting of the shareholders to be held pursuant to the article of incorporation and bylaws at the office of the corporation on the 21st day of February, 1966, at 9:00 o'clock a.m.

     This resolution was duly seconded by Mr. Smith and unanimously adopted.

                              C E R T I F I C A T E

       I hereby certify that this is a true and correct copy of an extract from the minutes of the meeting of the Board of Directors of United Companies Life Insurance of America, held in the office of that corporation in the Parish of East Baton Rouge, State of Louisiana, on the 20th day of December, 1965, at 4:30 o'clock p.m.

       Baton Rouge, Louisiana, this 28th day of February, 1966.




/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary




                          OFFICE OF THE CLERK OF COURT

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       I  hereby  certify  the  foregoing  to be a TRUE  COPY  of  the  Original
Amendment to Charter of UNITED COMPANIES LIFE INSURANCE OF AMERICA which was filed for record in this office at 4:53 o'clock PM, on the 29th day of March, 1966, and duly recorded the same day in Charter Book No. ---------------, Folio No. -----------------of the Mortgage Records of this Parish, being Original Number 96, in bundle No. 6126.

       Given under my hand and seal of office this the 29th day of March, 1966.


/s/ [first name unclear] J. Williams
------------------------------------
Deputy Clerk & Recorder



              CERTIFICATE WITH RESPECT TO INCREASE OF CAPITAL STOCK
                   OF UNITED COMPANIES LIFE INSURANCE COMPANY


STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

     We, Lloyd F. Collette, A. K. McGrew, Alvin G. Mack, C. G. Smith, Harris J. Chustz, E. R. Schwaner, Prescott Murphy, W. H. Wright, Jr., and Frank Kean, constituting more than a majority of the directors of United Companies Life Insurance Company, do hereby certify that the capital stock of this corporation has been increased to the total sum of $1,568,250, with a total paid-in surplus of not less than $4,724,415.40, divided into and represented by 627,300 shares of stock, with a par value of $2.50 per share. We further certify that this increase in capital stock was duly authorized on the 20th day of December, 1965, and was duly ratified and confirmed at a stockholders meeting on the 21st day of February, 1966.

       We further certify that all of the authorized increase was either issued as a stock dividend to the existing shareholders of the corporation or sold at $20.00 a share to enable the payment of forty (40(cent)) cents per share for that portion of each stockholder's stock not entitled to a dividend of one (1) full share.



/s/ LLOYD F. COLLETTE
----------------------
Lloyd F. Collette

/S/ A. K. McGREW
----------------------
A. K. McGrew

/S/ ALVIN G. MACK
----------------------
Alvin G. Mack

/S/ C. G. SMITH
----------------------
C. G. Smith

/S/ HARRIS J. CHUSTZ
----------------------
Harris J. Chustz

/S/ E. R. SCHWANER
---------------------
E. R. Schwaner

/S/ PRESCOTT MURPHY
---------------------
Prescott Murphy

/S/ W. H. WRIGHT, JR.
---------------------
W. H. Wright, Jr.

/S/ FRANK KEAN
----------------------
Frank Kean


Sworn to and subscribed before me this 28th day of March, 1966.



/S/ John Dale Powers
--------------------
Notary Public


                          OFFICE OF THE CLERK OF COURT

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       I  hereby  certify  the  foregoing  to be a TRUE  COPY  of  the  Original
Amendment to Charter of UNITED COMPANIES LIFE INS. OF AMERICA which was filed for record in this office at 4:50 o'clock PM, on the 29th day of March, 1966, and duly recorded the same day in Charter Book No. ---------------, Folio No. ----------------- of the Mortgage Records of this Parish, being Original Number 95, in bundle No. 6126.

       Given under my hand and seal of office this the 29th day of March, 1966.


/s/ [first name unclear] J. Williams
------------------------------------
Deputy Clerk & Recorder


[affidavit from Capital City Press which is situated to the right of the page]


                               CAPITAL CITY PRESS

[a copy of the newspaper notice is placed; however, because of the small print, the ad is not clearly legible.] Publisher of


                                  STATE-TIMES


                              PROOF OF PUBLICATION

The hereto attached notice was published in the STATE-TIMES, a daily newspaper of general circulation, pub- lished in Baton Rouge, Louisiana, and the Official Journal of the State of Louisiana, in the issues of:

January 21, 28, February 4, 11, 18, 1966
----------------------------------------

[signature illegible]
----------------------------------------
Advertising Director, Manager



Sworn and subscribed before me by the person whose signature appears above in Baton Rouge, La. On this 23 day of February, 1966 A.D.



/s/ Ada Mott
---------------------------------
NOTARY PUBLIC
My Commission is for Life

My Commission Expires: Indefinite





                                                   April 1, 1966



United Companies Life Insurance Company
Box 1591
Baton Rouge, Louisiana

Gentlemen:

       Enclosed is Certificate of Recordation, Certificate of Capital Stock increase, amended Certificate of Authority and receipt of fees.

       By copy of this letter, I am forwarding certified copy of the Charter amendment to the Secretary of State for his files.


                                            Sincerely yours,



                                            DUDLEY A. GUGLIELMO
                                            COMMISSIONER OF INSURANCE

DAG/ml
cc:    Hon. Wade O. Martin, Jr.
       Secretary of State
       Baton Rouge, Louisiana



                          OFFICE OF THE CLERK OF COURT

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       I hereby certify the foregoing to be a TRUE COPY of the Certificate with respect to increase of capital stock of the Original Charter of UNITED COMPANIES LIFE INSURANCE COMPANY which was filed for record in this office at 4:53 o'clock PM, on the 29th day of March, 1966, and duly recorded the same day in Charter Book No. ---------------, Folio No. ----------------- of the Mortgage Records of this Parish, being Original Number 97, in bundle No. 6126.

       Given under my hand and seal of office this the 29th day of March, 1966.


/s/ [first name unclear] J. Williams
------------------------------------
Deputy Clerk & Recorder



           EXTRACT FROM THE MINUTES OF THE REGULAR ANNUAL STOCKHOLDERS
              MEETING OF UNITED COMPANIES LIFE INSURANCE OF AMERICA

       The following resolution was duly offered by Mr. Mack

       BE IT RESOLVED THAT:

       This corporation declare a cash dividend of 10(cent) per share plus a stock dividend of 2% to be paid in stock of this corporation based upon one (1) share for each fifty (50) shares outstanding. No fractional shares are to be issued and persons who would be entitled to the issuance of fractional shares of stock shall be paid for the fractional shares on the basis of $20.00 per share, thus making the dividend on such shares forty (40(cent)) cents per share.

       BE IT FURTHER RESOLVED THAT:

       In order to accomplish this purpose, the articles of incorporation be amended to increase the amount of capital stock of this corporation by the number of shares necessary to pay this dividend, that is, 12,300 shares, having a par value of $2.50 per share. In order to avoid the issuance of fractional shares or warrants on fractional shares, the shares shall be issued in even shares, without warrants, the number of shares necessary to pay the cash portion of the dividend required shall be sold at a price of $20.00 per share; the proceeds of this sale shall be set aside and held for the account of the shareholders to pay the portion of the dividend required to be paid in cash in order to avoid the issuance of fractional shares. This stock shall be offered and sold only to persons who are bona fide residents of Louisiana, and who certify that they are purchasing for investment and not for re-sale.

       BE IT FURTHER RESOLVED THAT:

       To these ends, Article VI of the articles of incorporation be amended to read as follows:

                                  "ARTICLE VI.

       "The capital stock of this corporation is hereby fixed at the sum of $1,568,250, with a paid-in surplus of not less than $4,724,415.40, divided into and represented by 627,300 shares of stock having a par value of $2.50 per share. Stock in this corporation shall be paid for in cash."

       BE IT FURTHER RESOLVED THAT:

       Lloyd. F. Collette, Chairman of the Board of this Corporation, be and he is hereby authorized to appear before a Notary Public and execute an authentic act setting forth this amendment to the articles of incorporation.

       This resolution was duly seconded by Mr. Brown and unanimously adopted. The vote in favor of this resolution was shares in person or by proxy, constituting more than two-thirds (2/3) of the outstanding stock.

       The following resolution was duly offered by Mr. Brown.

       BE IT RESOLVED THAT:

       Article I of the articles of incorporation of United Companies Life Insurance of America be amended to read as follows:

                                   "ARTICLE I.

       "The name of this insurance corporation is United Companies Life Insurance Company, and its domicile shall be in the City of Baton Rouge, Parish of East Baton Rouge, State of Louisiana."


       BE IT FURTHER RESOLVED THAT:

       Lloyd. F. Collette, Chairman of the Board of this Corporation, be and he is hereby authorized to appear before a Notary Public and execute an authentic act setting forth this amendment to the articles of incorporation.

       This resolution was duly seconded by Mr. Mack and unanimously adopted. The vote in favor of this resolution was shares in person or by proxy, constituting more than two-thirds (2/3) of the outstanding stock.

       The following resolution was duly offered by Mr. Mack.

       BE IT RESOLVED THAT:

        Article VII, Section C, of the articles of incorporation of United Companies Insurance of America be amended to read as follows:

                                  "ARTICLE VII.

       "C. The general annual meeting of the shareholders of the corporation, and at which the election of directors shall take place, shall be held at the registered office of the corporation, unless otherwise specified in the by-laws, on the third Monday in March of each year, or on the first business day thereafter when such day is a legal holiday, beginning with 1967, unless or until otherwise provided in the by-laws."

       BE IT FURTHER RESOLVED THAT:

       Lloyd. F. Collette, Chairman of the Board of this Corporation, be and he is hereby authorized to appear before a Notary Public and execute an authentic act setting forth this amendment to the articles of incorporation.

       This resolution was duly seconded by Mr. Brown and unanimously adopted. The vote in favor of this resolution was 431,990 shares in person or by proxy, constituting more than two-thirds (2/3) of the outstanding stock.


                              C E R T I F I C A T E

       I hereby certify that this is a true and correct copy of an extract from the minutes of the meeting of the stockholders of United Companies Life Insurance of America, held in the office of that corporation in the Parish of East Baton Rouge, State of Louisiana, on the 21st day of February, 1966, at 9:00 o'clock A.M.

       Baton Rouge, Louisiana, February 21, 1966.



/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of Amendment to Charter dated May 31, 1965 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of AMENDMENT TO THE CHARTER of the UNITED COMPANIES LIFE INSURANCE OF AMERICA, an insurance company organized under the laws of the State of Louisiana, domiciled at BATON ROUGE, Louisiana, Parish of EAST BATON ROUGE, being by act before ALVIN B. RUBIN, Notary in and for Parish of EAST BATON ROUGE, State of Louisiana, on the 26th day of MAY, 1965, and recorded in Original Book of the MORTGAGE RECORDS of the Parish of EAST BATON ROUGE, on the 27th day of MAY , 1965, at 11:52 A.M. was filed in this office at 10:00 A.M. on the 31st day of MAY, 1965.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 31st day of May, A.D. 1965.



/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


the capital stock of the UNITED COMPANIES LIFE INSURANCE OF AMERICA, Baton Rouge, Louisiana, was increased from $1,260,000.00 to $1,537,500.00 in accordance with charter amendment filed and recorded in this office this date, May 31, 1965.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 31st day of May, A.D. 1965.



/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned authority, and in the presence of the undersigned competent witnesses, personally came and appeared LLOYD F. COLLETTE, Chairman of the Board of and acting for United Companies Life Insurance of America, a corporation organized under the laws of the State of Louisiana, having its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

       Pursuant to a resolution of the stockholders of the corporation adopted at the regular annual meeting, held on the 15th of February, 1965, at the office of the corporation at Baton Rouge, Louisiana, a certified copy of an extract of the minutes is attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by a vote of more than two-thirds of the stockholders of the corporation.

       Appearer further declared that, by the vote of more two-thirds of the stockholders present in person or by proxy at the special meeting held on the above date, it was resolved that the following article of the articles of incorporation of United Companies Life Insurance of America be amended to read as follows:

                                   ARTICLE VI

       "The capital stock of this corporation is hereby fixed at the sum of $1,537,500, with a paid-in surplus of not less than $4,724,415.40, divided into and represented by 615,000 shares of stock having a par value of $2.50 per share. Stock in this corporation shall be paid for in cash."

       THUS DONE AND SIGNED before me, a Notary, and in the presence of the undersigned competent witnesses, this 26th day of May, 1965.




WITNESSES:                            UNITED COMPANIES LIFE INSURANCE OF AMERICA

/s/ Kaye [last name illegible]        By: /s/ LLOYD COLLETTE
------------------------------        ------------------------------------------
                                      Lloyd  Collette, Chairman of the Board

/s/ Jacqueline Ashford                /s/ Alvin B. Rubin
------------------------------        ------------------------------------------
                                      NOTARY PUBLIC


                                           OFFICE OF THE CLERK OF COURT

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE



       I hereby certify the foregoing to be a TRUE COPY of the AMENDMENT TO the Original Charter of UNITED COMPANIES LIFE INSURANCE OF AMERICA which was filed for record in this office at 11:52 o'clock a. M, on the 27th day of May, 1965, and duly recorded the same day in Charter Book No. ---------------, Folio No. -----------------of the Mortgage Records of this Parish, being Original Number 73, in bundle No. 5885.

       Given under my hand and seal of office this the 27th day of May, 1965.


/s/ [first name unclear] J. Williams
------------------------------------
Deputy Clerk & Recorder



           EXTRACT FROM THE MINUTES OF THE REGULAR ANNUAL STOCKHOLDERS
              MEETING OF UNITED COMPANIES LIFE INSURANCE OF AMERICA

       The following resolution was duly offered by Mr. Alvin G. Mack

       BE IT RESOLVED THAT:

       The articles of incorporation be amended to increase the amount of capital stock of this corporation by a total One Hundred Eleven Thousand (111,000) shares, having a par value of Two and 50/100 ($2.50) Dollars per share. This stock shall be offered and sold only to persons who are bonafide residents of Louisiana and who certify that they are purchasing for investment and not to re-sale.

       BE IT FURTHER RESOLVED THAT:

       To these ends, Article VI of the articles of incorporation of this corporation be amended so as to read as follows:

                                   ARTICLE VI

       "The capital stock of this corporation is hereby fixed at the sum of $1,537,500.00, with a paid-in surplus of not less than $4,724,415.40, divided into and represented by 615,000 shares of stock having a par value of $2.50 per share. Stock in this corporation shall be paid for in cash."

       BE IT FURTHER RESOLVED THAT:

     Lloyd. F. Collette, Chairman of the Board of this Corporation, be and he is hereby authorized to appear before a Notary Public and execute an authentic act setting forth this amendment to the articles of incorporation.

     This resolution was duly seconded by Mr. C. G. Smith and unanimously adopted. The vote in favor of this resolution was 341,739 shares in person or by proxy, constituting more than two-thirds of the outstanding capital stock.


                              C E R T I F I C A T E

       I hereby certify that this is a true and correct copy of an extract from the minutes of the meeting of the stockholders of United Companies Life Insurance of America, held in the office of that corporation in the Parish of East Baton Rouge, State of Louisiana, on the 15th day of February, 1965, at 9:00 a.m.

       Baton Rouge, Louisiana,

/s/ A. K. McGREW
-----------------
Secretary



                          OFFICE OF THE CLERK OF COURT

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE



       I hereby certify the foregoing to be a TRUE COPY of the AMENDMENT OF the Original Charter of UNITED COMPANIES LIFE INSURANCE OF AMERICA which was filed for record in this office at 11:54 o'clock a. M, on the 27th day of May, 1965, and duly recorded the same day in Charter Book No. ---------------, Folio No. -----------------of the Mortgage Records of this Parish, being Original Number 75, in bundle No. 5885.

       Given under my hand and seal of office this the 27th day of May, 1965.


/s/ [first name unclear] J. Williams
----------------------------------------------------------
Deputy Clerk & Recorder




              CERTIFICATE WITH RESPECT TO INCREASE OF CAPITAL STOCK
                  OF UNITED COMPANIES LIFE INSURANCE OF AMERICA


STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

     WE, Lloyd F. Collette,  A. K. McGrew, Alvin G. Mack, Emmett R. Schwaner, C.
G. Smith, J. P. Griffon, Harris J. Chustz,, Joseph W. Bock, and Ray A. Abbott, constituting more than a majority of the directors of United Companies Life Insurance of America, do hereby certify that the capital stock of this corporation has been increased to the total sum of One Million Five Hundred Thirty-Seven Thousand Five Hundred and No/100 ($1,537,500.00) Dollars, with a total paid-in surplus of Four Million Seven Hundred Twenty-Four Thousand Four Hundred Fifteen and 40/100 ($4,724,415.40) Dollars, divided into and represented by Six Hundred Fifteen Thousand (615,000) shares of stock, with a par value of Two and 50/100 ($2.50) Dollars per share. We further certify that this increase in capital stock was duly authorized at the regular meeting of the Board of Directors of the corporation on the 18th day of January, 1965, and was duly ratified and confirmed at a stockholders' meeting on the 15th day of February, 1965.

     We further certify that all of the authorized increase was either issued as a stock dividend to the existing shareholders of the corporation or sold for cash in accordance with the Certificate of Authority issued by the Commissioner of Insurance of the State of Louisiana.

/s/ LLOYD F. COLLETTE
---------------------
Lloyd F. Collette

/S/ A. K. McGREW
---------------------
A. K. McGrew

/S/ ALVIN G. MACK
---------------------
Alvin G. Mack

/S/ E. R. SCHWANER
---------------------
Emmett R. Schwaner

/S/ C. G. SMITH
---------------------
C. G. Smith

/S/ J. P. GRIFFON
---------------------
J. P. Griffon

/S/ H. J. CHUSTZ
---------------------
Harris J. Chustz

/S/ JOSEPH W. BOCK
---------------------
Joseph W. Bock

/s/ RAY A. ABBOTT
---------------------
Ray A. Abbott

       SWORN TO AND SUBSCRIBED before me, at Baton Rouge, Louisiana, this 26th day of May, 1965.

/S/ ALVIN B. RUBIN
---------------------
NOTARY PUBLIC


                          OFFICE OF THE CLERK OF COURT


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE



       I hereby certify the foregoing to be a TRUE COPY of the CERTIFICATE WITH RESPECT TO INCREASE CAPITAL STOCK of UNITED COMPANIES LIFE INSURANCE OF AMERICA which was filed for record in this office at 11:53 o'clock a. M, on the 27th day of May, 1965, and duly recorded the same day in Charter Book No. ---------------, Folio No. ----------------- of the Mortgage Records of this
Parish, being Original Number 74, in bundle No. 5885.

       Given under my hand and seal of office this the 27th day of May, 1965.


/s/ [first name unclear] J. Williams
------------------------------------
Deputy Clerk & Recorder



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of Amendment to the Charter dated March 1, 1965 for UNITED COMPANIES LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.


/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                               DUDLEY A. GUGLIELMO
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of AMENDMENT TO THE CHARTER of the UNITED SECURITY LIFE INSURANCE COMPANY, an insurance company organized under the laws of the State of Louisiana, domiciled at BATON ROUGE, Louisiana, Parish of EAST BATON ROUGE, being by act before ALVIN B. RUBIN, Notary in and for Parish of EAST BATON ROUGE, State of Louisiana, on the 24th day of FEBRUARY, 1965, and recorded in Original Book of the MORTGAGE RECORDS of the Parish of EAST BATON ROUGE, on the 25th day of FEBRUARY , 1965, at 10:41 A.M. was filed in this office at 2:45 P.M. on the 1st day of MARCH, 1965.


Givenunder my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of March, A.D. 1965.


/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned authority, and in the presence of the undersigned competent witnesses, personally came and appeared LLOYD F. COLLETTE, Chairman of the Board of and acting for United Security Life Insurance Company, a corporation organized under the laws of the State of Louisiana, having its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

       Pursuant to a resolution of the stockholders of the corporation adopted at the regular annual meeting, held on the 15th of February, 1965, at the office of the corporation at Baton Rouge, Louisiana, a certified copy of an extract of the minutes is attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by a vote of more than two-thirds of the stockholders of the corporation.

       Appearer further declared that, by vote of more two-thirds of the stockholders present in person or by proxy at the special meeting held on the above date, it was resolved that the following articles of incorporation of United Security Life Insurance Company be amended to read as follows:

                                   "ARTICLE I

       "The name of this insurance corporation is UNITED COMPANIES LIFE INSURANCE OF AMERICA, and its domicile shall be in the City of Baton Rouge, Parish of East Baton Rouge, State of Louisiana."

                                   "ARTICLE VI

       The capital stock of this corporation is hereby fixed at the sum of One Million Two Hundred Sixty Thousand ($1,260,000) Dollars with a paid-in surplus of not less than $3,137,130 divided into and represented by 504,000 shares of stock having a par value of $2.50 per share. Stock in this corporation shall be paid in cash.

                                  "ARTICLE VII

       "G. Any vacancy occurring among the directors by death, registration, or otherwise shall be filled by election for the remainder of the term by a majority vote of the then remaining directors. The Board of Directors may, by majority vote, remove any director then serving either with or without cause."

       THUS DONE AND SIGNED before me, Notary, and in the presence of the undersigned competent witnesses, this 24th day of February, 1965.

WITNESSES:                                UNITED SECURITY LIFE INSURANCE COMPANY

/s/ A. K. McGREW                          By: /s/ LLOYD F. COLLETTE
-----------------                         --------------------------------------
A. K. McGrew                              Lloyd  Collette, Chairman of the Board

/s/ J. W. Bock                            /s/ Alvin B. Rubin
------------------                        --------------------------------------
J. W. Bock                                Alvin B. Rubin, NOTARY PUBLIC




              CERTIFICATE WITH RESPECT TO INCREASE OF CAPITAL STOCK
                    OF UNITED SECURITY LIFE INSURANCE COMPANY


STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

     We, Lloyd F. Collette, A. K. McGrew, Alvin G. Mack, C. G. Smith, J. P. Griffon, Harris J. Chustz,, Ray A. Abbott, Frank Kean, Dr. Charles Prosser, Dr. Charles Mosely, and Joseph W. Bock, constituting more than a majority of the directors of United Security Life Insurance Company, do hereby certify that the capital stock of this corporation has been increased to the total sum of $1,260,000, with a total paid-in surplus of $3,137,130 divided into and represented by 504,000 shares of stock, with a par value of $2.50 per share. We further certify that this increase in capital stock was duly authorized at a regular meeting of the Board of Directors of the corporation on the 14th day of December, 1964, and was duly ratified and confirmed at a stockholders' meeting on the 15th day of February, 1965.

       We further certify that the 84,000 shares included in the authorized increase were issued as a stock distribution to the existing shareholders or sold at $18.00 a share to enable payment for that portion of each shareholder's stock not entitled to a distribution of one full share.


/s/ LLOYD F. COLLETTE
-------------------------------------------
Lloyd F. Collette

/S/ A. K. McGREW
-------------------------------------------
A. K. McGrew

/S/ ALVIN G. MACK
-------------------------------------------
Alvin G. Mack

/s/ C. G. SMITH
-------------------------------------------
C. G. Smith




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of Amendment to the Charter dated March 16, 1964 for UNITED SECURITY LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                                 RUFUS D. HAYES
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of amendment to the charter of the UNITED SECURITY LIFE INSURANCE COMPANY, an insurance company organized under the laws of the State of Louisiana, domiciled at Baton Rouge, Louisiana, Parish of East Baton Rouge, being by act before Lloyd F. Collette, Notary in and for Parish of East Baton Rouge, State of Louisiana, on the 17th day of February, 1964, and recorded in Original Book of the office of the Clerk of Court of the Parish of East Baton Rouge, on the 6th day of March , 1964 at 4:13 p.m. was filed in this office at 2:25 p.m. on the 16th day of March, 1964.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 16th day of March, A.D. 1964.



/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                                 RUFUS D. HAYES
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


the capital stock of the UNITED SECURITY LIFE INSURANCE COMPANY, Baton Rouge, Louisiana, was increased from $1,200,000 to $1,260,000 effective this date by charter amendment.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 16th day of March, A.D. 1964.


/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned authority, and in the presence of the undersigned competent witnesses, personally came and appeared LLOYD F. COLLETTE, Chairman of the Board of and acting for United Security Life Insurance Company, a corporation organized under the laws of the State of Louisiana, having its registered office in the Parish of East Baton Rouge, Louisiana, who did declare that:

       Pursuant to a resolution of the stockholders of the corporation adopted at the regular annual meeting, held on the 17th of February, 1964, at the office of the corporation at Baton Rouge, Louisiana, a certified copy of an extract of the minutes is attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by a vote of more than two-thirds of the stockholders of the corporation.

       Appearer further declared that, by vote of more two-thirds of the stockholders present in person or by proxy at the special meeting held on the above date, it was resolved that the following articles of incorporation of United Security Life Insurance Company be amended so as to read as follows:


                                   "ARTICLE VI

       The capital stock of this corporation is hereby fixed at the sum of $1,260,000.00, with a paid-in surplus of not less than $3,137,130.00, divided into and represented by 420,000 shares of stock having a par value of $3.00 per share. Stock in this corporation shall be paid in cash."


[hand-written] APPROVED FOR RECORDATION

Date: [hand-written] MAR 5, 1964
--------------------------------

[signature illegible]
--------------------------------
Commissioner of Insurance

       THUS DONE AND SIGNED before me, Notary, and in the presence of the undersigned competent witnesses, this 18th day of February, 1964.

WITNESSES:                                UNITED SECURITY LIFE INSURANCE COMPANY

[signature illegible]                     By: /s/ LLOYD F. COLLETTE
----------------------                    --------------------------------------
                                          Lloyd  Collette, Chairman of the Board

[signature illegible]                     [signature illegible]
----------------------                    --------------------------------------
                                          NOTARY PUBLIC




                          OFFICE OF THE CLERK OF COURT

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE



       I hereby certify the foregoing to be a TRUE COPY of the Amendment to the Original Charter of UNITED SECURITY LIFE INSURANCE COMPANY which was filed for record in this office at 4:13 o'clock P. M., on the 6th day of March, 1964, and duly recorded the same day in Charter Book No. ---------------, Folio No. ----------------- of the Mortgage Records of this Parish, being Original Number 23, in bundle No. 5554.

       Given under my hand and seal of office this the 6th day of March, 1964.


/s/ Jackie Scullin
-----------------------
Deputy Clerk & Recorder




           EXTRACT FROM THE MINUTES OF THE REGULAR ANNUAL STOCKHOLDERS
                MEETING OF UNITED SECURITY LIFE INSURANCE COMPANY

       The following resolution was duly offered by Mr. Alvin G. Mack

       BE IT RESOLVED THAT:

       This corporation declare a dividend to be paid in stock of the corporation, in the amount of one share for each twenty shares outstanding as of the close of business on the 31st day of December, 1963. No fractional shares shall be issued, and, instead, a dividend of 70(cent) per share will be paid for that portion of each shareholder's stock not entitled to a dividend of a full share.

       BE IT FURTHER RESOLVED THAT:

       In order to accomplish this purpose, the articles of incorporation be amended to increase the amount of capital stock of this corporation by the number of shares necessary to pay this dividend, 20,000 shares, having a par value of $3.00 per share. In order to avoid the issuance of fractional shares or warrants on fractional shares, the shares shall be issued in even shares, without warrants, and the number of shares necessary to pay the cash portion of the dividend required shall be sold at a price of $14.00 per share; the proceeds of this sale shall be set aside and held for the account of the shareholders to pay the portion of the dividend required to be paid in cash in order to avoid the issuance of fractional shares. This stock shall be offered and sold only to persons who are bona fide residents of Louisiana, and who certify that they are purchasing for investment and not for purposes of resale.

       BE IT FURTHER RESOLVED THAT:

       To these ends, Article VI of the articles of incorporation of the corporation be amended to read as follows:

       "The capital stock of this corporation is hereby fixed at the sum of $1,260,000.00, with a paid-in surplus of not less than $3,137,130.00, divided into and represented by 420,000 shares of stock having a par value of $3.00 per share. Stock in this corporation shall be paid for in cash."

       BE IT FURTHER RESOLVED THAT:

     Lloyd. F. Collette, Chairman of the Board of this corporation, be and he is hereby authorized to appear before a Notary Public and execute an authentic act setting forth this amendment to the articles of incorporation.

     This resolution was duly seconded by Mr. J. W. Abbott and unanimously adopted. The vote in favor of this resolution was 341,739 shares in person or by proxy, constituting more than two-thirds of the outstanding capital stock.


                              C E R T I F I C A T E

       I hereby certify that this is a true and correct copy of an extract from the minutes of the meeting of the stockholders of United Security Life Insurance Company, held in the office of that corporation in the Parish of East Baton Rouge, State of Louisiana, on the 17th day of February, 1964, at 9:00 o'clock a.m.

       Baton Rouge, Louisiana, February 19, 1964.

/s/ A. K. McGREW
----------------
Secretary



                          OFFICE OF THE CLERK OF COURT

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE



       I hereby certify the foregoing to be a TRUE COPY of the Extract from Minutes of Meeting of the Original Charter of UNITED SECURITY LIFE INSURANCE COMPANY, which was filed for record in this office at 4:23 o'clock P. M, on the 6th day of March, 1964, and duly recorded the same day in Charter Book No. ---------------, Folio No. ----------------- of the Mortgage Records of this
Parish, being Original Number 24, in bundle No. 5554.

       Given under my hand and seal of office this the 6th day of March, 1964.


/s/ Jackie Scullin
-----------------------
Deputy Clerk & Recorder


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of Amendment to the Charter dated April 18, 1963 for UNITED SECURITY LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                                 RUFUS D. HAYES
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of amendment to the charter of the UNITED SECURITY LIFE INSURANCE COMPANY, an insurance company organized under the laws of the State of Louisiana, domiciled at Baton Rouge, Louisiana, Parish of East Baton Rouge, being by act before Alvin B. Rubin, Notary in and for Parish of East Baton Rouge, State of Louisiana, on the 3rd day of April, 1963, and recorded in Original Book of the office of the Clerk of Court of the Parish of East Baton Rouge, on the 10th day of April , 1963 at 11:35 a..m., was filed in this office at 3:00 p.m. on the 18th day of April, 1963.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 18th day of April, A.D. 1963.



/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE




STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned authority, and in the presence of the undersigned competent witnesses, personally came and appeared GARY J. ANDERSON, President of and acting for United Security Life Insurance Company, a corporation organized under the laws of the State of Louisiana, having its registered office in the Parish of East Baton Rouge, Louisiana; who did declare that:

       Pursuant to a resolution of the stockholders of the corporation adopted at the regular annual meeting, held on the 10th of February, 1963, at the office of the corporation at Baton Rouge, Louisiana, a certified copy of an extract from the minutes of which is attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by a vote of more than two-thirds of the stockholders of the corporation.

       Appearer further declared that, by vote of more two-thirds of the stockholders present in person or by proxy at the special meeting held on the above date, it was resolved that the following articles of incorporation of United Security Life Insurance Company be amended to read as follows:


                                   ARTICLE VI

       The capital stock of this corporation is hereby fixed at the sum of $1,200,000.00, with a paid-in surplus of not less than $3,137,130.00, divided into and represented by 400,000 shares of stock having a par value of $3.00 per share. Stock in this corporation shall be paid in cash."

[handwritten recording information]

Approved for Recording
Date: 4/8/63



By:/s/ Mary M. Robinson
-------------------------
Commissioner of Insurance





       THUS DONE AND SIGNED before me, Notary, and in the presence of the undersigned competent witnesses, this 3rd day of April, 1963.

WITNESSES:                                UNITED SECURITY LIFE INSURANCE COMPANY

/s/ H. J. Chustz                          By: /s/ Gary J. Anderson
----------------                          --------------------------------------
                                          Gary J. Anderson, President

/s/ Marian Harris                         /s/ Alvin B. Rubin
-----------------                         --------------------------------------
                                          Alvin B. Rubin,  NOTARY PUBLIC



           EXTRACT FROM THE MINUTES OF THE REGULAR ANNUAL STOCKHOLDERS
                MEETING OF UNITED SECURITY LIFE INSURANCE COMPANY

       The following resolution was duly offered by Mr. McGrew

       BE IT RESOLVED THAT:

       This corporation declare a dividend to be paid in stock of the corporation, in the amount of one share of stock for each twenty shares outstanding as of the close of business on the 31st day of December, 1962. No fractional shares shall be issued, and, instead, a dividend of 65(cent) per share will be paid for that portion of each shareholder's stock not entitled to a dividend of a full share.

       BE IT FURTHER RESOLVED THAT:

       In order to accomplish this purpose, the articles of incorporation be amended to increase the amount of capital stock of this corporation by the number of shares necessary to pay this dividend, 13,502 shares, having a par value of $3.00 per share. In order to avoid the issuance of fractional shares or warrants on fractional shares, the shares shall be issued in even shares, without warrants, and the number of shares necessary to pay the cash portion of the dividend required shall be sold at a price of $13.00 per share; the proceeds of this sale shall be set aside and held for the account of the shareholders to pay the portion of the dividend required to be paid in cash in order to avoid the issuance of fractional shares. This stock shall be offered and sold only to persons who are bona fide residents of Louisiana, and who certify that they are purchasing for investment and not for purposes of resale.

       BE IT FURTHER RESOLVED THAT:

       This corporation offer 116,463 shares of stock for sale at $13.00 per share, of which amount $3.00 will be the par value of the stock, and the balance, $10.00, shall be paid in surplus. This stock shall be offered and sold only to persons who are bona fide residents of Louisiana, and who certify that they are purchasing for investment and not for purposes of resale. It shall be offered first to qualified present shareholders, in the proportions in which they hold stock; if they fail to subscribe the entire offer in the proportions in which they own stock, then the unsubscribed stock may be issued to those stockholders who do subscribe, and, if the entire offer is not subscribed by shareholders, then the unsubscribed stock may be offered to qualified persons who are not shareholders.

       BE IT FURTHER RESOLVED THAT:

     To these ends, Article VI of the articles of incorporation of this corporation be amended so as to read as follows: "The capital stock of this corporation is hereby fixed at the sum of $1,200,000.00, with a paid-in surplus of not less than $3,137,130.00, divided into and represented by 400,000 shares of stock having a par value of $3.00 per share. Stock in this corporation shall be paid for in cash."

       BE IT FURTHER RESOLVED THAT:

       Gary Anderson, President of this corporation, be and he is hereby authorized to appear before a Notary Public and execute an authentic act setting forth this amendment to the articles of incorporation.

       This resolution was duly seconded by Mr. Schwaner and unanimously adopted. The vote in favor of this resolution was shares in person or by proxy, constituting more than two-thirds of the outstanding capital stock.




                                               C E R T I F I C A T E


       I hereby certify that this is a true and correct copy of an extract from the minutes of the meeting of the stockholders of United Security Life Insurance Company, held in the office of that corporation in the Parish of East Baton Rouge, State of Louisiana, on the 18th day of February, 1963, at 10:00 o'clock a.m., after thirty days' notice of the meeting was given in writing to each stockholder.

       Baton Rouge, Louisiana, February 18, 1963.



/s/ A. K. McGREW
----------------
Secretary





                          OFFICE OF THE CLERK OF COURT


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE



       I hereby certify the foregoing to be a TRUE COPY of the Amendment to the Original Charter of UNITED SECURITY LIFE INSURANCE COMPANY which was filed for record in this office at 11:35 o'clock A. M., on the 10th day of April, 1963, and duly recorded the same day in Charter Book No. ---------------, Folio No. ----------------- of the Mortgage Records of this Parish, being Original Number 49, in bundle No. 5331.

       Given under my hand and seal of office this the 10th day of April, 1963.


/s/ Jackie Scullin
-----------------------
Deputy Clerk & Recorder



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of Amendment to Charter dated November 27, 1962 for UNITED SECURITY LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.





/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                                 RUFUS D. HAYES
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of amendment to the charter of the UNITED SECURITY LIFE INSURANCE COMPANY, an insurance company organized under the laws of the State of Louisiana, domiciled at Baton Rouge, Louisiana, Parish of East Baton Rouge, being by act before Alvin B. Rubin, Notary in and for Parish of East Baton Rouge, State of Louisiana, on the 19th day of February, 1962, and recorded in Original Book of the office of the Clerk of Court of the Parish of East Baton Rouge, on the 21st day of November , 1962 at 11:50 a..m., was filed in this office at 2:45 p.m. on the 27th day of November, 1962.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 27th day of November, A.D. 1962.





/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                                 RUFUS D. HAYES
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT



the capital stock of the UNITED SECURITY LIFE INSURANCE COMPANY, domiciled at Baton Rouge, Louisiana, was increased from $768,250.00 to $810,105.00 by charter amendment recorded this date.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 27th day of November, A.D. 1962.




/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE



                                  AUTHENTIC ACT



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned authority, and in the presence of the undersigned competent witnesses, personally came GARY J. ANDERSON, acting for UNITED SECURITY LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, having its registered office in the Parish of East Baton Rouge, who did declare that:

       Pursuant to a resolution of the stockholders of the corporation adopted at the annual meeting called for that purpose, held on the 19th of February, 1962, at the office of the corporation at Baton Rouge, Louisiana, a certified copy of an extract of the minutes of which is annexed, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendment agreed to by a vote of more than two-thirds (2/3rds) of the stockholders of the corporation.

       Appearer further declared that, by vote of more than two-thirds (2/3rds) of the stockholders present in person or by proxy at the annual meeting held on the above date, it was resolved that the following Articles of Incorporation of United Security Life Insurance Company be amended so as to read as follows:


                                   "ARTICLE VI

       The capital stock of this corporation is hereby fixed at the sum of $810,105.00, with a paid-in surplus of not less than $1,972,500, divided into and represented by 270,035 shares of stock with a par value of Three and No/100 ( $3.00) Dollars per share. Stock in this corporation shall be paid in cash."

       THUS DONE, READ AND SIGNED in my office in the City of Baton Rouge, State of Louisiana, this 19th day of February, 1962.





WITNESSES:

/s/ L. F. [last name illegible]                    /s/ Gary J. Anderson
-------------------------------                    -----------------------------


signature illegible                                signature illegible
-------------------------------                    -----------------------------
                                                   NOTARY PUBLIC

APPROVED FOR RECORDATION
Date: [handwritten & illegible]
-------------------------------
[signature illegible]
-------------------------------
Commissioner of Insurance


            EXTRACT FROM THE MINUTES OF A MEETING OF THE STOCKHOLDERS
                    OF UNITED SECURITY LIFE INSURANCE COMPANY


       The following resolution was duly offered by Mr. Joe Abbott:

BE IT RESOLVED THAT:

       The Articles of Incorporation of this corporation be amended so as to authorize the Issuance of 15,285 additional shares of the capital stock of this corporation, having a par value of $3.00 per share. In order to enable the corporation to pay stock dividend of one share of stock for each 16-2/3 shares of stock outstanding,, payable in stock of the corporation, except that the part of the dividend which would be represented by fractional shares shall be paid in cash and the number of shares necessary to pay this amount be sold for cash for the account of the shareholders without regard to shareholders' pre-emptive rights.

BE IT FURTHER RESOLVED THAT:

       To this end Article VI of the Articles of Incorporation of this corporation be amended so as to read as follows:

       "The capital stock of this corporation is hereby fixed at the sum of $810,105.00, with a paid-in surplus of not less than $1,972,500.00, divided into and represented by 270,035 shares of stock having a par value of Three and No/100 ($3.00) Dollars per share. Stock in this corporation shall be paid for in cash."

BE IT FURTHER RESOLVED THAT:

       Gary Anderson, President of this corporation, be and he is hereby authorized to appear before a Notary Public and execute an authentic act setting forth an amendment to the Articles of Incorporation.

       This resolution was duly seconded by Mr. Alvin Mack.

                              C E R T I F I C A T E

       I, the undersigned, do hereby certify that I am the duly elected Secretary of United Security Life Insurance Company, and that the above and foregoing resolution was adopted by the Board of Directors of the Company at a meeting held by them on the 19th day of February, 1962.



/s/ A. K. McGREW
-----------------------
A. K. McGrew, Secretary



                          OFFICE OF THE CLERK OF COURT


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE



       I hereby certify the foregoing to be a TRUE COPY of the Amendment to the Original Charter of UNITED SECURITY LIFE INSURANCE COMPANY which was filed for record in this office at 11:50 o'clock A. M., on the 21st day of November, 1962, and duly recorded the same day in Charter Book No. ---------------, Folio No. ----------------- of the Mortgage Records of this Parish, being Original Number 83, in bundle No. 5245.

       Given under my hand and seal of office this the 21st day of November, 1962.


/s/ Jackie Scullin
-----------------------
Deputy Clerk & Recorder



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of Amendment to the Charter dated July 5, 1961 for UNITED SECURITY LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                                 RUFUS D. HAYES
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


a certified copy of amendment to the charter of the UNITED SECURITY LIFE INSURANCE COMPANY, an insurance company organized under the laws of the State of Louisiana, domiciled at Baton Rouge, Louisiana, Parish of East Baton Rouge, being by act before Frank L. Maraist, Notary in and for Parish of East Baton Rouge, State of Louisiana, on the 26th day of June, 1961, and recorded in Original Book of the Mortgage Records of the Parish of East Baton Rouge, on the 28th day of June , 1961 at 10:42 a..m., was filed in this office at 3:15 p.m. on the 5th day of July, 1961.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 5th day of July, A.D. 1961.



/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                                 RUFUS D. HAYES
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT



the capital stock of the UNITED SECURITY LIFE INSURANCE COMPANY, domiciled at Baton Rouge, Louisiana, was increased by charter amendment filed this date from $404,250.00 to $764,250.00.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 5th day of July, A.D. 1961.



/S/ DUDLEY A. GUGLIELMO
-------------------------
COMMISSIONER OF INSURANCE




STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned authority, and in the presence of the undersigned competent witnesses, personally came and appeared:

     GARY J. ANDERSON, acting for UNITED SECURITY LIFE INSURANCE COMPANY, an insurance corporation organized under the laws of the State of Louisiana, domiciled in the Parish of East Baton Rouge, state of Louisiana, who did declare that, pursuant to the unanimous vote of its Board of Directors, ratified by the unanimous vote of the shareholders voting, which was more than two-thirds (2/3rds) of the total number of shareholders of the corporation, at a meeting called and held for that purpose, at the registered office of the corporation, at Baton Rouge, Louisiana, on the 26th day of June, 1961, after a notice of the meeting was published once a week for four consecutive weeks in the Morning Advocate, official journal of the Parish of East Baton Rouge, Louisiana, a certified copy of the minutes of each meeting being attached hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendments agreed to by the unanimous vote of the Board of Directors and by the unanimous vote of the shareholders of the corporation.

       Appearer further declared that, by unanimous of all directors and by the unanimous vote of the shareholders present at a special meeting held; as set forth above, it was resolved that the following article of the articles of incorporation of United Security Life Insurance Company be amended to read as follows:

                                       VI.

       The capital stock of this corporation is hereby fixed at Seven Hundred Sixty-four Thousand Two Hundred Fifty and No/100 ($764,250.00) Dollars, with a paid-in surplus of not less than One Million Nine Hundred Seventy-two Thousand Five Hundred and No/100 ($1,972,500.00) Dollars, divided into and represented by 254,750 shares of stock with a par value of Three and No/100 ( $3.00) Dollars per share. The stock in this corporation shall be paid in cash."

       THUS DONE, READ AND SIGNED in my office in the City of Baton Rouge, Louisiana, this 26th day of June, 1961.




WITNESSES:                                UNITED SECURITY LIFE INSURANCE COMPANY

/s/ S. S. Colvert                         /s/ Gary J. Anderson
-----------------                         --------------------------------------
                                          Gary J. Anderson, President

/s/ Dora A. Erfurt                        /a/ Frank L. Maraist
------------------                        --------------------------------------
                                          NOTARY PUBLIC





        EXTRACT FROM THE MINUTES OF A SPECIAL MEETING OF THE SHAREHOLDERS
                    OF UNITED SECURITY LIFE INSURANCE COMPANY


       A special meeting of the shareholders of United Security Life Insurance Company was held at the office of the corporation on the 26th day of June, 1961, at 2:00 P.M. Ninety-two per cent of the shareholders were present in person or by proxy.

       The Secretary announced that notice had been mailed to each stockholder at least thirty days prior to the date of the meeting, that notice of the special meeting had been published once a week for four consecutive weeks in the official journal of East Baton Rouge Parish, Louisiana, that is, in the Morning Advocate, and that the increase in the amount of capital stock of the corporation has been proposed and approved by the unanimous vote of the Board of Directors.

       Thereupon, the following resolution was offered:

       BE IT RESOLVED THAT:

       The articles of incorporation of this corporation be amended to authorize the issuance of additional capital stock of the corporation, and, to this end,
Article VI of the articles of incorporation be amended to read as follows:

                                                        VI .

       The capital stock of this corporation is hereby fixed at Seven Hundred Sixty-four Thousand Two Hundred Fifty and No/100 ($764,250.00) Dollars, with a paid-in surplus of not less than One Million Nine Hundred Seventy-two Thousand Five Hundred and No/100 ($1,972,500.00) Dollars, divided into and represented by 254,750 shares of stock with a par value of Three and No/100 ( $3.00) Dollars per share. The stock in this corporation shall be paid in cash."

       BE IT FURTHER RESOLVED THAT:

       Gary Anderson, President of this corporation, be and he is hereby authorized to execute an authentic act setting forth this amendment to the articles of incorporation thus adopted.

     This resolution was duly seconded by Mr. Alvin Mack. After discussion, it was unanimously adopted.


                              C E R T I F I C A T E

       I, A. K. McGrew, do hereby certify that I am the duly elected Secretary of United Security Life Insurance Company, and that the above and foregoing resolution was unanimously adopted by the shareholders of the corporation at a meeting held by them on the 26th day of June, 1961, at the office of the corporation, at which meeting 92 per cent of the shareholders were present in person or by proxy, and voted unanimously in favor thereof.



/s/ A. K. McGREW
-----------------
Secretary




                          OFFICE OF THE CLERK OF COURT


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE



       I hereby certify the foregoing to be a TRUE COPY of the Amendment to the Original Charter of UNITED SECURITY LIFE INSURANCE COMPANY which was filed for record in this office at 10:42 o'clock A. M., on the 28th day of June, 1961, and duly recorded the same day in Charter Book No. ---------------, Folio No. ----------------- of the Mortgage Records of this Parish, being Original Number 89, in bundle No. 4917.

       Given under my hand and seal of office this the 28th day of June, 1961.


/s/ Jackie Scullin
-----------------------
Deputy Clerk & Recorder



[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of Amendment to the Charter dated June 16, 1959 for UNITED SECURITY LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE




[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA

                                 RUFUS D. HAYES
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT

the capital stock of the UNITED SECURITY LIFE INSURANCE COMPANY, Baton Rouge, Louisiana, was increased from $239,250.00 to [black spot covering up amount] by charter amendment filed on June 15th, 1959.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 16th day of June, A.D. 1959.



[unsigned line]
-------------------------
COMMISSIONER OF INSURANCE




              CERTIFICATE WITH RESPECT TO INCREASE OF CAPITAL STOCK
                    OF UNITED SECURITY LIFE INSURANCE COMPANY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

     We, RAY A. ABBOTT, LLOYD COLLETTE, GARY ANDERSON, A. K. MCGREW, and FLOYD CROTWELL, constituting more than a majority of the directors of United Security Life Insurance Company, do hereby certify that the capital stock of this corporation has been increased to the total sum of Four Hundred Four Thousand Two Hundred Fifty and No/100 Dollars, with a total paid-in surplus of Nine Hundred Fifty-One Thousand Three Hundred Fifty-Nine and 43/100, divided into and represented by One Hundred Thirty-Four Thousand Seven Hundred Fifty shares of stock, with a par value of Three and no/100 Dollars per share. We further certify that this increase in capital stock was duly authorized at a regular meeting of the Board of Directors of the corporation on the 17th day of November, 1958, and was duly ratified and confirmed at a stockholders' meeting on the 18th day of February, 1959.

       We further certify that, of the authorized increase, Fifty-five Thousand shares have been issued and have been paid for in cash, and that United Security Life Insurance Company has received the sum of Five Hundred Fifty Thousand and No/100 ($550,000.00) Dollars in cash in payment for these shares.

/s/ RAY A. ABBOTT
------------------------------------------
Ray A. Abbott

/S/ LLOYD COLLETTE
------------------------------------------
Lloyd Collette

/s/ GARY ANDERSON
------------------------------------------
Gary Anderson

/S/ A. K. McGREW
------------------------------------------
A. K. McGrew

/s/ C. G. SMITH
------------------------------------------
C. G. Smith

       Sworn to and subscribed before me at Baton Rouge, Louisiana, this 1st day of June, 1959.




/s/ J. NOLAND SINGLETARY
------------------------
Notary Public

Law Offices
Sanders, Miller, Downing
Rubin & Kean
Baton Rouge, Louisiana



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned authority, and in the presence of the undersigned competent witnesses, personally appeared LLOYD F. COLLETTE, herein acting for United Security Life Insurance Company, a corporation organized under the laws of the State of Louisiana, maintaining its registered office in the Parish of Lafayette, who did declare that pursuant to a resolution of the stockholders of the corporation adopted at a special meeting called for that purpose, held on the 18th of February, 1959, at the office of the corporation at Lafayette, Louisiana, a certified copy of the minutes of which meeting is annexed hereto, he now appears for the purpose of executing this act of amendment and putting into authentic form the amendments so agreed to by the unanimous vote of all of the stockholders of the corporation.

       Appearer further declared that, by unanimous vote of all of the stockholders present at the special meeting held on the above date, it was resolved that the following articles of incorporation of United Security Life Insurance Company be amended to read as follows:

                                    ARTICLE I

       "The name of this insurance corporation is UNITED SECURITY LIFE INSURANCE COMPANY, and its domicile shall be in the City of Baton Rouge, Parish of East Baton Rouge, State of Louisiana."

                                   ARTICLE VI

       The capital stock of this corporation is hereby fixed at the sum of Four Hundred Four Thousand Two Hundred Fifty and No/100 ($404,250.00) Dollars, with a paid-in surplus of not less than Nine Hundred Fifty-One Thousand Three Hundred Fifty-Nine and 43/100 ($951,359.43) Dollars, divided into and represented by One Hundred Thirty-Four Thousand Seven Hundred Fifty (134,750) shares of stock, with a par value of Three and no/100 ($3.00) Dollars per share. Stock in this corporation shall be paid for in cash.

       THUS DONE, READ AND SIGNED in my office in the City of Baton Rouge, State of Louisiana, this 1st day of June, 1959.

WITNESSES:

/S/ Alvin G. Mack                             /s/ Lloyd F. Collette
-----------------                             ----------------------------------

/S/ Gary J. Anderson                          /s/ J. Noland Singletary
--------------------                          ----------------------------------
                                              Notary Public



              CERTIFICATE WITH RESPECT TO INCREASE OF CAPITAL STOCK
                    OF UNITED SECURITY LIFE INSURANCE COMPANY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

     We, RAY A. ABBOTT, LLOYD COLLETTE, GARY ANDERSON, A. K. MCGREW, and FLOYD CROTWELL, constituting more than a majority of the directors of United Security Life Insurance Company, do hereby certify that the capital stock of this corporation has been increased to the total sum of Four Hundred Four Thousand Two Hundred Fifty and No/100 Dollars, with a total paid-in surplus of Nine Hundred Fifty-One Thousand Three Hundred Fifty-Nine and 43/100, divided into and represented by One Hundred Thirty-Four Thousand Seven Hundred Fifty shares of stock, with a par value of Three and no/100 ($3.00) Dollars per share. We further certify that this increase in capital stock was duly authorized at a regular meeting of the Board of Directors of the corporation on the 17th day of November, 1958, and was duly ratified and confirmed at a stockholders' meeting on the 18th day of February, 1959.

       We further certify that, of the authorized increase, Fifty-five Thousand shares have been issued and have been paid for in cash, and that United Security Life Insurance Company has received the sum of Five Hundred Fifty Thousand and No/100 ($550,000.00) Dollars in cash in payment for these shares.

/s/ RAY A. ABBOTT
------------------------------------------
Ray A. Abbott

/S/ LLOYD COLLETTE
------------------------------------------
Lloyd Collette

/s/ GARY ANDERSON
------------------------------------------
Gary Anderson

/S/ A. K. McGREW
------------------------------------------
A. K. McGrew

/s/ C. G. SMITH
-------------------------------------------
C. G. Smith


       Sworn to and subscribed before me at Baton Rouge, Louisiana, this 1st day of June, 1959.


/s/ J. NOLAND SINGLETARY
------------------------
Notary Public


                                                   June 1, 1959


Honorable Wade O. Martin, Jr.
Secretary of State
State Capitol
Baton Rouge, Louisiana

Dear Mr. Martin:

RE:      United Security Life Insurance Co.

       Enclosed herewith is amendment to the charter of the above-named insurer, increasing its capital stock to $404,250.00 and changing the domicile of the company from Lafayette to Baton Rouge, Louisiana. This amendment is approved for recordation in accordance with the provisions of Title 22:33, L.R.S.

       Please indicate on the attached copy hereof the date of this recordation and return to us.

                               Yours sincerely,



                               RUFUS D. HAYES
                               Commissioner of Insurance
RDH/sft-1
encl.



                          OFFICE OF THE CLERK OF COURT


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE



       I hereby certify the foregoing to be a TRUE COPY of the Amendment to the Original Charter of UNITED SECURITY LIFE INSURANCE COMPANY which was filed for record in this office at 8:45 o'clock A. M., on the 1st day of June, 1959, and duly recorded the same day in Charter Book No. ---------------, Folio No. ----------------- of the Mortgage Records of this Parish, being Original Number 30, in bundle No. 4425.

       Given under my hand and seal of office this the 1st day of June, 1959.


[first name illegible] Wolff
----------------------------
Deputy Clerk & Recorder


[State Seal of Louisiana which is an ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE. The illustration is encased in a circle to the left of the following words:]

                               STATE OF LOUISIANA
                            COMMISSIONER OF INSURANCE
                                   Baton Rouge



RUFUS D. HAYES
Commissioner                                       June 17, 1959



                                     NOTICE



The UNITED SECURITY LIFE INSURANCE COMPANY, by charter amendment, changed its domicile from LAFAYETTE, LOUISIANA to BATON ROUGE, LOUISIANA, effective 6/16/59.





DAG/sft                                              D. A. GUGLIELMO, Deputy
                                                     Commissioner of Insurance



                                                   June 16, 1959



United Security Life Insurance Co.
Box 2047
American Bank Building
Baton Rouge, Louisiana

Gentlemen:

       In accordance with the recent amendment of your charter, we are enclosing herewith amended certificate of authority showing the change in your domicile from Lafayette to Baton Rouge. We are also enclosing herewith certificate of capital stock increase showing the increase in your capital stock from $239,250.00 to $404,250.00, along with our invoice covering both certificates.


                                            Yours sincerely,



RDH/sft-1                                   RUFUS D. HAYES
encl.                                       Commissioner of Insurance



[State Seal of Louisiana which is an ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE. The illustration is encased in a circle.]

RUFUS D. HAYES
Commissioner


                               STATE OF LOUISIANA

                            COMMISSIONER OF INSURANCE
                                   BATON ROUGE

                                     AMENDED
                             -----------------------

                       COMPANY'S CERTIFICATE OF AUTHORITY


       Whereas, the United Security Life Insurance Company located at Baton Rouge, Louisiana, has applied for a certificate of authority and made filings required of such Insurer:

     Therefore, I, RUFUS D. HAYES, the undersigned, Commissioner of Insurance, do hereby certify that the said United Security Life Insurance Company is authorized to transact its appropriate business of Life, Health and Accident Insurance in this State, in accordance with the laws thereof, for the period of June 16th, 1959, through March 31, 1960, unless this certificate shall be sooner revoked.

     In Testimony Whereof, I hereunto subscribe my name And affix the seal of my office at Baton Rouge, this ________________ day of ________________A.D. 19__


Commissioner of Insurance
--------------------------



[State Seal of Louisiana which is an ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE. The illustration is encased in a circle.]

RUFUS D. HAYES                                  STATE OF LOUISIANA
Commissioner                                 COMMISSIONER OF INSURANCE
                                                    Baton Rouge

                                                   June 1, 1959




                                            [stamped]
                                            RECEIVED
                                            JUN 15, 1959
                                            RUFUS D. HAYES
                                            COMMISSIONER OF INSURANCE


Honorable Wade O. Martin, Jr.
Secretary of State
State Capitol
Baton Rouge, Louisiana

Dear Mr. Martin:

RE:      United Security Life Insurance Co.

       Enclosed herewith is amendment to the charter of the above-named insurer, increasing its capital stock to $404,250.00 and changing the domicile of the company from Lafayette to Baton Rouge, Louisiana. This amendment is approved for recordation in accordance with the provisions of Title 22:33, L.R.S.

       Please indicate on the attached copy hereof the date of this recordation and return to us.

                               Yours sincerely,



                               RUFUS D. HAYES
                               Commissioner of Insurance
RDH/sft-1
encl.


Filed and recorded in Secretary of States office on June 15, 1959 rj


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The  attached  is a true and correct  copy of  Amendment  to the  Charter  dated
December 19, 1957 for UNITED SECURITY LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Givenunder my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
--------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BEFORE ME, the undersigned authority, and in the presence of the undersigned competent witnesses, personally came and appeared RAY A. ABBOTT and LLOYD F. COLLETTE, herein acting for Traders Industrial Life Insurance Company, a corporation organized under the laws of the State of Louisiana, maintaining its registered office in the Parish of Lafayette, who did declare that pursuant to a resolution of the shareholders of the corporation adopted at a special meeting called for that purpose, held on the 7th of December, 1957, at the office of the corporation at Baton Rouge, Louisiana, a certified copy of the minutes of which meeting is annexed hereto, they now appear for the purpose of executing this authentic act setting forth these amendments and additions and putting into authentic form the amendments and additions so agreed to by the unanimous vote of all of the shareholders of the corporation.

       Appearer further declared that, by unanimous vote of all of the stockholders of the corporation, it was resolved that the following Articles of the Charter of Traders Industrial Life Insurance Company, be amended to read as follows:

                                   ARTICLE I.

       The name of this insurance corporation is UNITED SECURITY LIFE INSURANCE COMPANY, and its domicile shall be in the City of Lafayette, Parish of Lafayette, State of Louisiana.

                                  ARTICLE III.

       The objects and purposes for which this corporation is organized and the nature of the business to be carried on by it are stated and declared to be as follows:

       A. To engage in the life insurance and the industrial life insurance business, as both of these may now or hereafter be defined by law, and particularly the business of issuing insurance on human lives and insurance appertaining thereto or connected therewith, including particularly, but not way of limitation, the granting of annuities or survivorship benefits, additional benefits in the event of death by accident, additional benefits in the event of total or permanent disability of the insured, and optional modes of settlement of proceeds, all in either participating or non participating policies.

       B. To engage in the health and accident insurance business, as that may be now or hereafter defined by law, and including particularly, but not by way of limitation, the business of issuing insurance against bodily injury, disability, or death by accident, or against disability resulting from sickness and every type of insurance appertaining thereto.

       C. To issue any other type of insurance policy which may be permitted to be issued by a life insurance company by law, now or in the future, including particularly, but not by way of limitation, variable annuities, retirement insurance, group insurance, credit life insurance, pension plans, and any and all other types of insurance or benefit policy which may be permitted by law to be issued.

       D. To engage in every other business in which an insurance company may lawfully engage under the laws of the State of Louisiana.

                                   ARTICLE VI.

     The capital stock of this corporation is hereby fixed at the sum of Two Hundred Seventeen Thousand Five Hundred and No/100 ($217,500.00) Dollars, with a paid-in surplus of not less than Two Hundred Seventeen Thousand Five Hundred and No/100 ($217,500.00) Dollars , divided into and represented by 72,500 shares of stock with a par value of Three and no/100 ($3.00) Dollars per share. The minimum capital with which the corporation shall begin business is hereby fixed at the sum of Two Hundred Seventeen Thousand Five Hundred and No/100 ($217,500.00) Dollars with a paid-in surplus of Two Hundred Seventeen Thousand Five Hundred and No/100 ($217,500.00) Dollars, which said stock shall be paid for in cash. No certificates of shares and no policies shall be issued by this corporation until the whole capital and paid-in surplus specified above has been paid and this has been done as of the date of this amendment.

                                  ARTICLE VII.

       A. All of the corporate powers of this corporation shall be vested in and exercised by a Board of Directors to be composed of not less than five (5) nor more than twenty-one (21) stockholders, as may be determined by the Board of Directors from time to time by resolution, and the directors shall hold office for one year or until their successors are duly elected and qualified.

       B. A majority in number of the directors shall constitute a quorum and the majority of those in attendance may transact business. If now or hereafter provided by law a director may vote in person or by proxy.

       C. The general annual meeting of the shareholders of the corporation, and at which the election of directors shall take place, shall be held at the registered office of the corporation, unless otherwise specified in the by-laws, on the third Wednesday in February of each year, or on the first business day thereafter when such day is a legal holiday, beginning with 1959, unless or until otherwise provided in the by-laws.

       D. All such elections shall be held by ballot under such regulations as may be established by the Board of Directors and they shall be conducted at the office of the corporation unless otherwise specified in the by-laws.

       E. Notice of such election shall be given by the Secretary of this corporation by written notice delivered personally to each stockholder or by depositing same in the post office addressed to each stockholder at his last known post office address at least ten (10) days before such meeting.

       F. At all such elections and at all corporate meetings, each stockholder shall be entitled to one vote in person or by written proxy for each share of stock that stands in his name on the books of the company not in [word illegible] of limitations provided by law.

       G. Any vacancy occurring among the directors by death, resignation or otherwise shall be filled by election for the remainder of the term by the remaining directors.

       H. Failure to elect directors on the date above specified shall neither dissolve the corporation or impair its corporate management, but the directors then in office shall remain in office until their successors are elected and qualified.

       I. The Board of Directors shall elect from their number a Chairman of the Board of Directors, a president, one or more vice-presidents, as determined by the Board, a secretary and a treasurer; however, the offices of secretary and treasurer may be combined and may be held by one individual, either or both of whom may or may not be a member of the Board of Directors, and the Board shall have the power and authority to determine the seniority of the vice-presidents. The Board of Directors is further authorized and empowered to elect any number of non-resident vice-presidents who may or may not be members of the Board or stockholders of the Company.

       J. The Board shall also name as many assistant secretaries and assistant treasurers as it may deem necessary and proper for the management of the affairs of this corporation. The offices of assistant secretary and assistant treasurer may be combined and may be held by one individual. The Board may name, from time to time, all other officers, agents, attorneys and committees as it may deem necessary for the purpose and business of the corporation, and it shall have power to fix and define the duties of every officer and employee and all officers and employees shall hold office and employment at the pleasure of the Board.

       K. The Board of Directors may make and establish, as well as alter and amend, any and all by-laws, rules and regulations necessary and proper in its judgment for the conduct, support and management of the business and affairs of said corporation, or fixing or increasing their own compensation.

                                   ARTICLE X.

       The officers of the company are declared to be:

Ray A. Abbott                -                Chairman of the Board of Directors
Lloyd Collette               -                President
Dr. Chaney Joseph            -                Vice-President
Gary Anderson                -                Executive Vice-President
A. K. McGrew                 -                Secretary
Floyd Crotwell               -                Treasurer.

       Appearer further declared that, by unanimous vote of all of the shareholders of the corporation, it was resolved that the following articles be added to the articles of incorporation of United Security Life Insurance Company, formerly Traders Industrial Life Insurance Company, to read as follows:

                                  ARTICLE XII.

       A. This act of incorporation may be changed, altered, or modified or amended or said corporation may be dissolved with the assent of two-thirds of the capital stock represented in person or by proxy at a general meeting of stockholders convened for such purposes, and after notice shall have been given in one or more daily newspapers published in the City of Baton Rouge, Parish of East Baton Rouge, Louisiana, once a week for at least two weeks preceding the meeting, or for such other period as shall be required by the laws of Louisiana, and by written notice to each stockholder, mailed to him at his last known post office address not less than 10 days prior to the date of the meeting or at such longer time prior to the meeting as shall be required by the laws of Louisiana.

       B. Any changes proposed or made in reference to the capital stock shall be so made in accordance with the laws in force on the subject of increasing or decreasing the capital stock of the corporation and of the charter hereby created.

                                  ARTICLE XIII.


       No stockholder shall ever be held liable for the contracts or defaults of this corporation in any future sum than the unpaid balance due the corporation on the shares of stock owned by him, nor shall any mere informality in organization have the effect of rendering this charter null or of exposing any stockholder to any liability beyond the unpaid balance, if any, of his stock.

       THUS DONE, READ AND SIGNED in my office in the City of Baton Rouge, State of Louisiana, this 7th day of December, 1957, in the presence of the undersigned competent witnesses, and me, Notary.

WITNESSES:

/S/ Dora A. Erfurt                          /s/ Ray A. Abbott
------------------                          ------------------------------------
                                            Ray A. Abbott

[signature illegible]                       /s/ Lloyd F. Collette
---------------------                       ------------------------------------
                                            Lloyd F. Collette

                                            [signature illegible]
                                            ------------------------------------
                                            Notary Public


                     SPECIAL MEETING OF THE STOCKHOLDERS OF
                    TRADERS INDUSTRIAL LIFE INSURANCE COMPANY

       A special meeting of the stockholders of Traders Industrial Life Insurance Company was held at the office of the corporation on the 7th day of December, 1957, after due and legal notice had been given to the stockholders thirty days before the meeting. All of the stockholders were present in person or by proxy.

       On motion, duly made and recorded, Ray A. Abbott was elected Chairman of the stockholders meeting and Lloyd F. Collette was elected Secretary of the stockholders meeting.

       The following resolution was duly offered by Mr. Crotwell:

       BE IT RESOLVED THAT:

       The articles of incorporation of Traders Industrial Life Insurance Company be and they are hereby amended as follows:

                                   ARTICLE I.

       The name of this insurance corporation is UNITED SECURITY LIFE INSURANCE COMPANY, and its domicile shall be in the City of Lafayette, Parish of Lafayette, State of Louisiana.

                                   ARTICLE II.

       The objects and purposes for which this corporation is organized and the nature of the business to be carried on by it are stated and declared to be as follows:

       A. To engage in the life insurance and the industrial life insurance business, as both of these may now or hereafter be defined by law, and particularly the business of issuing insurance on human lives and insurance appertaining thereto or connected therewith, including particularly, but not way of limitation, the granting of annuities or survivorship benefits, additional benefits in the event of death by accident, additional benefits in event of total or permanent disability of the insured, and optional modes of settlement of proceeds, all in either participating or non participating policies.


       B. To engage in the health and accident insurance business, as that may be now or hereafter defined by law, and including particularly, but not by way of limitation, the business of issuing insurance against bodily injury, disability, or death by accident, or against disability resulting from sickness and every type of insurance appertaining thereto.

       C. To issue any other type of insurance policy which may be permitted to be issued by a life insurance company by law, now or in the future, including particularly, but not by way of limitation, variable annuities, retirement insurance, group insurance, credit life insurance, pension plans, and any and all other types of insurance or benefit policy which may be permitted by law to be issued.

       D. To engage in every other business in which an insurance company may lawfully engage under the laws of the State of Louisiana.

                                   ARTICLE VI.

     The capital stock of this corporation is hereby fixed at the sum of Two Hundred Seventeen Thousand Five Hundred and No/100 ($217,500.00) Dollars, with a paid-in surplus of Two Hundred Seventeen Thousand Five Hundred and No/100 ($217,500.00) Dollars , divided into and represented by 72,500 shares of stock with a par value of Three and no/100 ($3.00) Dollars per share. The minimum capital with which this corporation shall begin business is hereby fixed at the sum of Two Hundred Seventeen Thousand Five Hundred and No/100 ($217,500.00) Dollars with a paid-in surplus of Two Hundred Seventeen Thousand Five Hundred and No/100 ($217,500.00) Dollars, which said stock shall be paid for in cash. No certificates of shares and no policies shall be issued by this corporation until the whole capital and paid-in surplus specified above has been paid and this has been done as of the date of this amendment.

                                  ARTICLE VII.

       A. All of the corporate powers of this corporation shall be vested in and exercised by a Board of Directors to be composed of not less than five (5) nor more than twenty-one (21) stockholders, as may be determined by the Board of Directors from time to time by resolution, and the directors shall hold office for one year or until their successors are duly elected and qualified.

       B. A majority in number of the directors shall constitute a quorum and the majority of those in attendance may transact business. If now or hereafter provided by law a director may vote in person or by proxy.

       C. The general annual meeting of the shareholders of the corporation, and at which the election of directors shall take place, shall be held at the registered office of the corporation, unless otherwise specified in the by-laws, on the third Wednesday in February of each year, or on the first business day thereafter when such day is a legal holiday, beginning with 1959, unless or until otherwise provided in the by-laws.

       D. All such elections shall be held by ballot under such regulations as may be established by the Board of Directors and they shall be conducted at the office of the corporation unless otherwise specified in the by-laws.

       E. Notice of such election shall be given by the Secretary of this corporation by written notice delivered personally to each stockholder or by depositing same in the post office addressed to each stockholder at his last known post office address at least ten (10) days before such meeting.

       F. At all such elections and at all corporate meetings, each stockholder shall be entitled to one vote in person or by written proxy for each share of stock that stands in his name on the books of the company not in [word illegible] of limitations provided by law.

       G. Any vacancy occurring among the directors by death, resignation or otherwise shall be filled by election for the remainder of the term by the remaining directors.

       H. Failure to elect directors on the date above specified shall neither dissolve the corporation or impair its corporate management, but the directors then in office shall remain in office until their successors are elected and qualified.

       I. The Board of Directors shall elect from their number a Chairman of the Board of Directors, a president, one or more vice-presidents, as determined by the Board, a secretary and a treasurer; however, the offices of secretary and treasurer may be combined and may be held by one individual, either or both of whom may or may not be a member of the Board of Directors, and the Board shall have the power and authority to determine the seniority of the vice-presidents. The Board of Directors is further authorized and empowered to elect any number of non-resident vice-presidents who may or may not be members of the Board or stockholders of the Company.

       J. The Board shall also name as many assistant secretaries and assistant treasurers as it may deem necessary and proper for the management of the affairs of this corporation. The offices of assistant secretary and assistant treasurer may be combined and may be held by one individual. The Board may name, from time to time, all other officers, agents, attorneys and committees as it may deem necessary for the purpose and business of the corporation, and it shall have power to fix and define the duties of every officer and employee and all officers and employees shall hold office and employment at the pleasure of the Board.

       K. The Board of Directors may make and establish, as well as alter and amend, any and all by-laws, rules and regulations necessary and proper in its judgment for the conduct, support and management of the business and affairs of said corporation, or fixing or increasing their own compensation.

                                   ARTICLE X.

       The officers of the company are declared to be:


Ray A. Abbott                -                Chairman of the Board of Directors
Lloyd Collette               -                President
Dr. Chaney Joseph            -                Vice-President
Gary Anderson                -                Executive Vice-President
A. K. McGrew                 -                Secretary
Floyd Crotwell               -                Treasurer.


       BE IT FURTHER RESOLVED THAT:

       The following articles be added to the articles of incorporation of United Security Life Insurance Company, formerly Traders Industrial Life Insurance Company, to read as follows:

                                  ARTICLE XII.

       A. This act of incorporation may be changed, altered, or modified or amended or said corporation may be dissolved with the assent of two-thirds of the capital stock represented in person or by proxy at a general meeting of stockholders convened for such purposes, and after notice shall have been given in one or more daily newspapers published in the City of Baton Rouge, Parish of East Baton Rouge, Louisiana, once a week for at least two weeks preceding the meeting, or for such other period as shall be required by the laws of Louisiana, and by written notice to each stockholder, mailed to him at his last known post office address not less than 10 days prior to the date of the meeting or at such longer time prior to the meeting as shall be required by the laws of Louisiana.

       B. Any changes proposed or made in reference to the capital stock shall be so made in accordance with the laws in force on the subject of increasing or decreasing the capital stock of the corporation and of the charter hereby created.

                                  ARTICLE XIII.

       No stockholder shall ever be held liable for the contracts or defaults of this corporation in any future sum than the unpaid balance due the corporation on the shares of stock owned by him, nor shall any mere informality in organization have the effect of rendering this charter null or of exposing any stockholder to any liability beyond the unpaid balance, if any, of his stock.

       BE IT FURTHER RESOLVED THAT:

       Ray A. Abbott and Lloyd F. Collette be and they are hereby duly named and designated to appear before any competent Notary Public to execute an authentic act setting forth these amendments and additions, and the manner of adoption thereof, and to execute all instruments and affidavits necessary for the purpose of carrying these resolutions into effect.

       The resolution was duly seconded by Mr. Collette and was thereupon unanimously adopted.

     Mr. Crotwell stated that, in view of two amendments which were just adopted it would be necessary to recapitalize the corporation. He suggested consideration of a plan of recapitalization, a copy of which is attached. The following resolution was duly offered by Mr. Crotwell:

       BE IT RESOLVED THAT:

     The attached plan of recapitalization be and it is hereby approved and adopted: The motion was duly seconded; after discussion, it was unanimously adopted. There being no further business to come before the meeting, the meeting was adjourned. Baton Rouge, Louisiana, this ------------- day of ---------------------, 1957.

/s/ Ray A. Abbott
----------------------------
Ray A. Abbott, Chairman

/s/ Lloyd F. Collette
----------------------------
Lloyd F. Collette, Secretary



                                   CERTIFICATE


       I hereby certify that I am the Secretary of Traders Industrial Life Insurance Company for the stockholders meeting held on December 7, 19[year not visible] and that the foregoing is a true and correct copy of the minutes of the meeting [3 illegible words] and of the resolutions adopted at said meeting and that these are in full force and effect.

       Baton Rouge, Louisiana, this 7th day of September, 1957 .

/s/ Lloyd F. Collette
----------------------------
Lloyd F. Collette, Secretary


[ recordation stamp placed to the left of the secretary's signature] CLERK OF COURT
LAFAYETTE, LA

DEC 19 8 31 AM '57
CHARTER 9 BNDL 530



/S/ JOHN I. COMEAUX
--------------------
CLERK OF COURT

[stamped sideways in the left margin]


A TRUE COPY
Lafayette, LA 12-19-57                          CERTIFIED A TRUE COPY:



/s/ JOHN I. COMEAUX                             /s/ Lloyd F. Collette
-------------------                             --------------------------------
CLERK OF COURT


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct  copy of Amendment to the Charter  dated June
2,  1956  for  TRADERS   INDUSTRIAL  LIFE  INSURANCE  COMPANY  on  file  in  the
Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE




                              AMENDMENT OF CHARTER
                                       OF
                    TRADERS INDUSTRIAL LIFE INSURANCE COMPANY

STATE OF LOUISIANA
PARISH OF LAFAYETTE

       BE IT KNOWN that on this 2nd day of June, 1956, before me, the undersigned authority, a Notary Public duly commissioned and qualified as such, in and for the Parish of Lafayette, Louisiana, personally came and appeared:

     RAY A. ABBOTT and FLOYD CROTWELL, herein acting by virtue of the minutes of the meeting of the stockholders of the Traders Industrial Life Insurance Company and of the resolution thereat passed, attached hereto and made a part hereof, who did declared:

       That at a meeting of the stockholders of Traders Industrial Life Insurance Company, regularly and legally had, the Articles of Incorporation of Traders Industrial Life Insurance Company , executed before J. Winston Fontenot, Notary Public, on March 29, 1955 and duly recorded in the Clerk's Office, Parish of Lafayette, Louisiana, under Entry Number 317355, Book of Charters 7, Folio 134, Article VI was amended to read as follows:

                                  "ARTICLE VI.

       "The Capital Stock of this Corporation is hereby fixed at ONE HUNDRED THOUSAND AND No/100 ($100,000) Dollars, and its surplus is fixed at TWENTY-FIVE THOUSAND AND No/100 ($25,000) Dollars. The Capital is divided into one hundred thousand (100,000) shares of Common Stock at a par value of ONE AND NO/100 ($1.00) DOLLAR, which shall be paid in cash by the subscribers thereof, who shall also pay in cash an amount of TWENTY FIVE THOUSAND AND NO/100 ($25,000.00) DOLLARS to constitute the above surplus. Shares of stock shall not be issued unless paid for in cash in full, and this company will not do business until TWENTY FIVE THOUSAND AND NO/100 ($25,000.00) DOLLARS has been paid in cash and deposited with the Treasurer of the State of Louisiana".

       The said appearers, RAY A. ABBOTT and FLOYD CROTWELL, further declared that the said amendment was adopted on a vote of more than two-thirds of its Board of Directors, ratified by a vote of more than two-thirds of its stockholders voting at a meeting called for that purpose after a notice published for thirty (30) consecutive days in the Lafayette Progress, the official journal of Lafayette, Louisiana, and a notice mailed to each stockholder at least thirty (30) days prior to the date of such meeting.

       THUS DONE AND SIGNED on the day and date first above written, in the presence of the undersigned officer and in the presence of the undersigned competent witnesses, after due reading of the whole.

WITNESSES:

/s/ Mary P. Foreman                         /s/ Ray A. Abbott
-------------------                         ------------------------------------
                                            Ray A. Abbott

/s/ Marian Harris                           /s/ Floyd Crotwell
-------------------                         ------------------------------------
                                            Floyd Crotwell

                                            /s/ Bernard J. Voorhies
                                            ------------------------------------
                                            NOTARY PUBLIC



                    TRADERS INDUSTRIAL LIFE INSURANCE COMPANY
                              STOCKHOLDERS MEETING

                                                          Lafayette, Louisiana
                                                          June 2, 1956

       A special meeting of the stockholders of Traders Industrial Life Insurance Company was this day held at the registered office of the Company after a notice of said meeting was published for thirty (30) consecutive days in the official journal of the Parish of Lafayette, Louisiana, the Lafayette Progress, and a notice was mailed to each stockholder at least thirty (30) days prior to the date of such meeting, as will better appear by reference to proof of service of notice on stockholders, signed by Floyd Crotwell, Secretary on April 23, 1956.

     At said meeting the following  stockholders were present:  A. K. McGrew, E.
R. Schwanter, Floyd Crotwell, Ray A. Abbott, and Lloyd F. Collette.

       On motion duly made and seconded, Ray A. Abbott was unanimously elected as Chairman of the stockholders meeting. The Chairman stated that a quorum was present as over two-thirds of the stockholders were present.

       On motion duly made and seconded, Floyd Crotwell was unanimously elected as Secretary of the stockholders meeting.

       The Chairman of the stockholders meeting stated that the purpose of the meeting was to consider the increase of the capital stock of the corporation, which had been approved by a vote of over two-thirds of its Board of Directors.

       At said meeting, on motion duly made and seconded, the following resolution was unanimously carried:

       BE IT RESOLVED by the stockholders of Traders Industrial Life Insurance Company at its specially called meeting, that the Articles of Incorporation be amended so that Article VI of the Articles of Incorporation read as follows:


                                  "ARTICLE VI.

       "The Capital Stock of this Corporation is hereby fixed at ONE HUNDRED THOUSAND AND No/100 ($100,000) Dollars, and its surplus is fixed at TWENTY-FIVE THOUSAND AND No/100 ($25,000.00) Dollars. The Capital is divided into one hundred thousand (100,000) shares of Common Stock at a par value of ONE AND NO/100 ($1.00) DOLLAR, which shall be paid in cash by the subscribers therefor, who shall also pay in cash an amount of TWENTY FIVE THOUSAND AND NO/100 ($25,000.00) DOLLARS to constitute the above surplus. Shares of stock shall not be issued unless paid for in cash in full, and this company will not do business until TWENTY FIVE THOUSAND AND NO/100 ($25,000.00) DOLLARS has been paid in cash and deposited with the Treasurer of the State of Louisiana."

       BE IT FURTHER RESOLVED that RAY A. ABBOTT and FLOYD CROTWELL be and they are hereby authorized to appear before any competent Notary Public to sign and execute an amendment to the Articles of Incorporation of the Traders Industrial Life Insurance Company, and to all things necessary or requisite in the premises.

       There being no further business before the stockholders, on motion duly made and seconded, the meeting adjourned.

/s/ Ray A. Abbott
---------------------------
RAY A. ABBOTT, CHAIRMAN OF
OF THE STOCKHOLDERS MEETING

/s/ Floyd Crotwell
--------------------------------
FLOYD CROTWELL, SECRETARY OF THE
STOCKHOLDERS MEETING


                                   CERTIFICATE

       I hereby certify that the above and foregoing is a true and correct copy of the minutes of the meeting of the stockholders, held on June 2nd, 1956, and that the resolution thereat passed remains in full force and virtue.

       June 2, 1956.

/s/ Floyd Crotwell
--------------------------
FLOYD CROTWELL , SECRETARY


[ recordation stamp centered at bottom of the page]


CLERK OF COURT
LAFAYETTE, LA

[illegible wording]
JUN 9 10 52 AM '56

[A true copy stamp]
                                                              A TRUE COPY

[recordation information unclear]                                      6-4-56

[signature not legible]                            [signature not legible]
-----------------------                            -----------------------------
[wording not clear]                                [wording not clear]


                   PROOF OF SERVICE OF NOTICE ON STOCKHOLDERS
                    OF THE TRADERS INDUSTRIAL LIFE INSURANCE
                                     COMPANY


STATE OF LOUISIANA

PARISH OF LAFAYETTE

       I, FLOYD CROTWELL, being duly sworn according to law, did depose and say:

       That I duly forwarded and served notice of the proposed meeting of the stockholders of the Traders Industrial Life Insurance Company to be held at the registered office of the Company at 718 Buchanan Street, Lafayette, Louisiana, on the 2nd day of June, 1956, at ten o'clock, A.M., on each and every stockholder of the said Company by mailing a notice of the said meeting to the said stockholders at such address as was furnished by them, the said notice was deposited in the Post Office at Lafayette, Louisiana, with postage being prepaid, at least thirty days before the date of the said meeting, and the said notice read as follows, to-wit:

                                            Lafayette, Louisiana
                                            April 23rd, 1956


"Dear Stockholder:

"There  will  be a  meeting  of the  stockholders  of  Traders  Industrial  Life
Insurance Company at the registered office of the Company at 718 Buchanan Street, Lafayette, Louisiana, on Saturday, June 2, 1956, at 10 A.M.

"At said meeting we shall take proper steps to increase our capital stock to $100,000, divided into 100,000 shares of common stock at a par value of $1.00 per share, and to increase the surplus of the Corporation to $25,000.

"If you are unable to be present at the said meeting, you may send your proxy.

                                            Yours very sincerely,

                                            TRADERS INDUSTRIAL LIFE
                                             INSURANCE COMPANY

                                            BY: /S/ Ray A. Abbott
                                            ------------------------------------
                                            President"

       IN TESTIMONY WHEREOF, the Appearer has this day signed this affidavit on the 23 day of April, 1956.

                                            [signature illegible]
                                            ------------------------------------
                                            SECRETARY

       SWORN TO AND SUBSCRIBED BEFORE ME THIS 23 DAY OF APRIL, 1956.

                                            /S/ Bernard J. Voorhies
                                            ------------------------------------
                                            NOTARY PUBLIC


Lafayette, Louisiana
April 23rd, 1956


                   EXTRACTS OF MINUTES OF MEETING OF BOARD OF
                 DIRECTORS OF TRADERS INDUSTRIAL LIFE INSURANCE
                    COMPANY AND CERTIFIED COPY OF RESOLUTION
                                 THEREAT PASSED.

     A special meeting of the members of the Board of Directors of Traders Industrial Life Insurance Company was this day held at the office of the Company after due notice was given to all members of the Board. All members of the Board were present, to-wit: Ray A. Abbott, Floyd Crotwell, Lloyd F. Collette, A. K. McGrew and E. R. Schwaner.

     At said meeting, on motion duly made and seconded, the following resolution was unanimously carried

                                   RESOLUTION

       BE IT RESOLVED by the members of the Board of Directors of Traders Industrial Life Insurance Company in a special meeting assembled, there being present a full membership of the Board, that the capital stock of this Corporation be increased and that Article VI of the Articles of Incorporation be amended so that as amended the same will read as follows:

                                  "ARTICLE VI.

       "The capital stock of this corporation is hereby fixed at ONE HUNDRED THOUSAND AND No/100 ($100,000.00) Dollars, and its surplus is fixed at TWENTY-FIVE THOUSAND AND No/100 ($25,000.00) Dollars. The capital is divided into one hundred thousand (100,000) shares of common stock at a par value of ONE AND NO/100 ($1.00) DOLLAR, which shall be paid in cash by the subscribers therefore, who shall also pay in cash an amount of $25,000 to constitute the above surplus. Shares of stock shall not be issued unless paid for in cash in full, and this company will not do business until $25,000 has been paid in cash and deposited with the Treasurer of the State of Louisiana."

       BE IT FURTHER RESOLVED that a stockholders meeting be called to ratify a vote of two-thirds of the stockholders voting, after a notice is published thirty (30) days prior to the date of such meeting.

       BE IT FURTHER RESOLVED that RAY A. ABBOTT, president, and FLOYD CROTWELL, Secretary, be and they are hereby authorized to appear before any competent Notary Public to sign and execute an amendment to the Articles of Incorporation of the Traders Industrial Life Insurance Company, and to all things necessary or requisite in the premises.

       On motion duly made and seconded, the meeting adjourned.



/s/ Ray A. Abbott
-----------------------
PRESIDENT

/s/ Floyd Crotwell
-----------------------


                             SECRETARY CERTIFICATE


       I hereby certify that the above and foregoing constitute extracts of minutes of meeting of the Board of Directors of Traders Industrial Life Insurance Company held at Lafayette, Louisiana, on April 23rd, 1956, and contains a certified copy of resolution thereat passed, which remains in full force and virtue as of the date thereof.

       Signed on this 23rd day of April, 1956.



/s/ Floyd Crotwell
------------------
SECRETARY


STATE OF LOUISIANA

PARISH OF LAFAYETTE

       BEFORE ME, the undersigned authority, a Notary Public in and for the said Parish and State, duly commissioned and qualified as such, personally came and appeared MRS. WILFRED LACY, who after being duly sworn according to law, did depose and say:

       That she is the Secretary of the Lafayette Parish Police Jury, and that the minutes of that public body show that the Lafayette Progress, a newspaper published at Lafayette, Louisiana, is the official journal of the Parish of Lafayette, Louisiana.


/s/ MRS. WILFRED LACY
----------------------
MRS. WILFRED LACY

       SWORN TO AND SUBSCRIBED BEFORE ME THIS 2ND DAY OF JUNE, 1956.


[signature illegible]
----------------------
NOTARY PUBLIC



                            AFFIDAVIT OF PUBLICATION

STATE OF LOUISIANA

PARISH OF LOUISIANA

       I, business manager of the Lafayette Progress, a newspaper printed and published in the Parish of Lafayette, Louisiana, the official journal of the Parish of Lafayette, Louisiana, do hereby declare that from my own personal knowledge and from reference to the files of the said newspaper, the following advertisement appeared in the said newspaper for a period of time extending over thirty (30) days as follows, to-wit:

[THE NOTICE COPY WHICH APPEARED IN THE NEWSPAPER WAS CENTERED ON THE PAGE AND IN A BLOCK COLUMN FORMAT. THE MAJORITY OF THE PRINTED NOTICE IS NOT CLEARLY LEGIBLE DUE TO THE SMALL NEWSPAPER PRINT. THE TYPED PORTION SHOWN BELOW IS WHAT IS LEGIBLE] NOTICE OF MEETING OF STOCK- HOLDERS OF TRADERS INDUSTRIAL LIFE INSURANCE COMPANY

Lafayette, Louisiana
April 23rd, 1956

[the body of the text is too small and unclear to read]

TRADERS INDUSTRIAL LIFE INSURANCE COMPANY

BY: /S/ RAY A. ABBOTT
------------------------------------------
President

[publishing information not clear due to small type]

       That the said notice was published in the Lafayette  Progress as follows:
April 27th, May 4th, 11th, 18th, and June 1st, 1956.

[signature illegible]
---------------------

       SWORN AND SUBSCRIBED BEFORE ME THIS 2 DAY OF JUNE, 1956.

/S/ BERNARD J. VOORHIES
-----------------------
NOTARY PUBLIC


                             COMPLETION CERTIFICATE

STATE OF LOUISIANA

PARISH OF LAFAYETTE

       We, the undersigned, the President of Traders Industrial Life Insurance Company, its Secretary, and a majority of its Directors, do hereby certify that the capital of the corporation has been increased to ONE HUNDRED THOUSAND AND NO/100 ($100,000.00) Dollars. The capital is divided into One Hundred Thousand (100,000) shares of Common Stock at a par value of ONE AND NO/100 ($1.00) DOLLAR per share, which shall be paid in cash by the subscribers therefore, who shall also pay in cash an amount of TWENTY-FIVE THOUSAND AND No/100 ($25,000.00) Dollars to constitute the above surplus.

       It is further certified that the Traders Industrial Life Insurance Company so increased its capital stock upon a vote in excess of two-thirds of its Board of Directors, ratified by a vote in excess of two-thirds of the stockholders voting, at a meeting called for that purpose, after a notice was published for thirty (30) consecutive days in the Lafayette Progress, the official journal of the Parish of Lafayette, Louisiana, and notice mailed to each stockholder at least thirty (30) days prior to the date of such meeting.

       That the meeting of the stockholders of the Traders Industrial Life Insurance Company at which said increase was voted for, was held at the registered office of the corporation at Lafayette, Louisiana, on Saturday, June 2nd, 1956, and the new subscription for capital stock has been paid in cash, as well as the sum of TWENTY-FIVE THOUSAND AND No/100 ($25,000.00) Dollars to constitute a surplus, and new certificates of stock have been issued covering such increase.

       THUS DONE AND PASSED on the day and date first above written, in the presence of the undersigned competent witnesses, who signed with the appearers and me, officer, after due reading thereof.

WITNESSES:

/s/ Mary P. Foreman                          /s/ Ray A. Abbott
-------------------                          -----------------------------------
                                             Ray A. Abbott, President

/s/ Marian Harris                            /s/ Floyd Crotwell
-------------------                          -----------------------------------
                                             Floyd Crotwell, Secretary

                                             /s/ Lloyd F. Collette
                                             -----------------------------------
                                             Lloyd F. Collette

                                             /s/ A. K. McGrew
                                             -----------------------------------
                                             A. K. McGrew

                                             /s/ E. R. Schwaner
                                             -----------------------------------
                                             E. R. Schwaner

                                             /s/ Bernard J. Voorhies
                                             -----------------------------------
                                             NOTARY PUBLIC


                          OFFICE OF THE CLERK OF COURT
                     FIFTEENTH JUDICIAL DISTRICT, PARISH OF
                              LAFAYETTE, LOUISIANA

STATE OF LOUISIANA

PARISH OF LAFAYETTE

       I hereby certify that the within and foregoing is a true and correct copy of the Amendment of the Charter of the Traders Industrial Life Insurance Company, which said Amendment was filed for record on the 4 day of June, 1956, at 10:52 o'clock, A.M., under Entry Number 339278, duly recorded in Book of Charters #7, Page 357, and is taken from the said original on file and of record in my office.

       IN TESTIMONY WHEREOF, witness my signature on this 4 day of June, 1956.

[signature illegible]
----------------------
BY: CLERK OF COURT


[CENTERED ON PAGE] [to the right of the LA state seal] STATE OF [Louisiana state seal: ADULT PELICAN WITH WINGS OUT-SPREAD ENCIRCLING THREE BABY PELICAN IN NEST UNDER HER BEAK. ACROSS FRONT OF NEST ON A BANNER ARE THE WORDS: UNION JUSTICE AND CONFIDENCE] [to the left of LA state seal] LOUISIANA


                              JAMES H. "Jim" BROWN
          I, THE UNDERSIGNED COMMISSIONER OF INSURANCE, OF THE STATE OF
                        LOUISIANA, DO HEREBY CERTIFY THAT


The attached is a true and correct copy of the Articles of Incorporation dated July 7, 1955 for TRADERS INDUSTRIAL LIFE INSURANCE COMPANY on file in the Commissioner of Insurance office.

Given under my signature, authenticated with the impress of my Seal of office, at the City of Baton Rouge, this 1st day of November, A.D. 1994.



/s/ JIM BROWN
-------------------------
JAMES H. "Jim" BROWN
COMMISSIONER OF INSURANCE



                            ARTICLES OF INCORPORATION
                                       OF
                    TRADERS INDUSTRIAL LIFE INSURANCE COMPANY

STATE OF LOUISIANA
PARISH OF LAFAYETTE

       BE IT KNOWN, that on this 29th day of March, 1955, personally came and appeared before me, J. WINSTON FONTENOT, Notary Public, duly commissioned and qualified in and for the Parish of Lafayette, Louisiana, the undersigned natural persons, five (5) in number, of full age of majority, citizens of the United States and of the Parish of Lafayette, Louisiana, who declared in the presence of the undersigned competent, subscribing witnesses, that acting under the authority of the Laws of Louisiana, particularly R.S. 22:6 as amended, and claiming all the corporate rights and powers therein granted, without the same being enumerated herein, that they do now form a domestic industrial life insurance corporation on the stock plan for the purposes and according to the stipulations herein set out.

                                   ARTICLE I.

       The  name of this  domestic  industrial  insurer  shall  be the  "Traders
Industrial Life Insurance Company" and its domicile shall be in the City of Lafayette, Parish of Lafayette, Louisiana.

                                   ARTICLE II.

       That the purposes for which this corporation is organized and the nature of the business to be carried on by it is hereby state to be: the writing of insurance for which premiums are regularly payable and collectible, and the policies are benefit certificates for which do not exceed TWELVE HUNDRED FIFTY AND NO/100 ($1250.00) DOLLARS on single life, or provide a weekly cash benefit for disability, caused by sickness or accident, of FORTY AND NO/100 ($40.00) DOLLARS per week or less, or provide for the payment for or furnishing of hospitalization, drugs, attending physician and surgical costs or provide for the payment for or furnishing of a funeral.

       Incidental thereto, it shall be authorized to deal in securities and to borrow and lend money on mortgage and pledge; to invest funds for its advantage; to buy, sell, exchange real or personal property, as authorized by law; and to have and enforce all the powers, rights and privileges conferred upon domestic industrial insurers by the Laws of the State of Louisiana; it being expressly provided that the enumeration of specific powers above shall not be held to limit or restrict in any manner the powers conferred upon and enjoyed by domestic industrial insurers, under the Laws of the State of Louisiana.

                                  ARTICLE III.

       This corporation shall exist for a period of Ninety-Nine (99) years from date hereof.

                                   ARTICLE IV.

     The location and postoffice address of its registered office is 718 South Buchanan Street, Lafayette, Louisiana, P. O. Box 99.

                                   ARTICLE V.

       The full names and postoffice addresses of its registered agents for service of process are:

                           Bennett J. Voorhies
                           P. O. Box 99
                           Lafayette, Louisiana

                           Bennett J. Voorhies, Jr.
                           P. O. Box 99
                           Lafayette, Louisiana.

                                   ARTICLE VI.

       The capital stock of this corporation is hereby fixed at $15,000.00 and its surplus is also fixed at $15,000.00. The capital is divided into 15,000 shares of common stock at a par value of ONE AND NO/100 ($1.00) DOLLAR per share, which shall be paid in cash by the subscribers therefor, who shall also pay in cash an equal amount to constitute the above surplus. Shares of stock shall not be issued unless paid for in capital in full and this company will not do business until $25,000.00 has been paid in cash and deposited with the Treasurer of the State of Louisiana.

                                  ARTICLE VII.

       The business affairs of this corporation shall be managed by a Board of Directors of not less than five (5) directors as may be established from time to time by the By-laws, which directors are to be elected annually by ballot, after ten (10) days written notice to the stockholders, at their annual meeting to be held on the Third Wednesday of February, 1956 and on the Third Wednesday of February of each year thereafter. The written notice shall stipulate the number of directors to be elected for the ensuing year.

                                  ARTICLE VII.

     The names and residences of the First Directors and their Postoffice Addresses are as follows:


                           W. D. Huff, Jr.
                           519 South Buchanan
                           Lafayette, Louisiana

                           James C. Huff
                           519 South Buchanan
                           Lafayette, Louisiana

                           Edward Frank Morris
                           410 Glynndale Avenue
                           Lafayette, Louisiana

                           Bennett J. Voorhies, Jr.
                           P. O. Box 99
                           Lafayette, Louisiana

                           Bennett J. Voorhies
                           P. O. Box 99
                           Lafayette, Louisiana

       No less than three (3) members of the Board of Directors shall constitute a quorum and no less than the said number shall transact business until hereinafter amended by the By-laws.

                                  ARTICLE VIII.


       The name and postoffice addresses of each of the incorporators and a statement of the shares of stock subscribed by each are as follows:

                           W. D. Huff, Jr.                Ten (10) Shares
                           519 South Buchanan
                           Lafayette, Louisiana

                           James C. Huff                  Ten (10) Shares
                           519 South Buchanan
                           Lafayette, Louisiana

                           Edward Frank Morris            Ten (10) Shares
                           410 Glynndale Avenue
                           Lafayette, Louisiana

                           Bennett J. Voorhies, Jr.       Ten (10) Shares
                           P. O. Box 99
                           Lafayette, Louisiana

                           Bennett J. Voorhies            Ten (10) Shares
                           P. O. Box 99
                           Lafayette, Louisiana

                                   ARTICLE IX.

       The Board of Directors shall have power to make and alter By-laws, subject to the power of the shareholders to change or repeal the By-laws so made. Vacancies on the Board of Directors shall be filled by the remainder of the Board.

       The Board of Directors shall have regular meetings to be held at least once a month and special meetings shall be held from time to time as provided for in the By-laws.

                                   ARTICLE X.


       The first officers of the company are stated to be:

                  W. D. Huff, Jr.                    President

                  James C. Huff                      Vice-President

                  Edward Frank Morris                Actuary

                  Bennett J. Voorhies, Jr.           Secretary-Treasurer


Officers shall be elected at the annual meeting of the stockholders.

       THUS DONE AND PASSED in my office in the City of Lafayette, Lafayette Parish, Louisiana, on the 29th day of March, 1955, in the presence of Irene L. Schoofs, and Bernice D. Baucum, competent witnesses, who have signed their names together with said appearers and Notary Public, after due reading of the whole.

/s/  Irene L. Schoofs                     [signature illegible]
---------------------                     --------------------------------------

/s/ Bernice D. Baucum                     [signature illegible]
---------------------                     --------------------------------------

                                          /s/ Edward Frank Morris
                                          --------------------------------------

                                          [signature illegible]
                                          --------------------------------------
/s/ J. WINSTON FONTENOT
-----------------------
Notary Public